                                                                   Exhibit 10.33

Portions of this exhibit were omitted and filed separately with the Secretary of the Commission pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934. Such portions are marked by a series of asterisks.

                           FIRST AMENDED AND RESTATED
                       COLLABORATION AND LICENSE AGREEMENT

                                 by and between

                                      WYETH

                                       and

                             VIROPHARMA INCORPORATED

                        Effective as of December 9, 1999

                                       And

                            Restated on June 26, 2003

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
1.   DEFINITIONS ......................................................        1

     1.1    "Acquiring Entity" ........................................        1
     1.2    "Active Collaboration Target" .............................        1
     1.3    "Active Compound" .........................................        2
     1.4    "Affiliate(s)" ............................................        2
     1.5    "Wyeth Chemical Library" ..................................        5
     1.6    "Wyeth Know-How" ..........................................        5
     1.7    "Wyeth Patent Rights" .....................................        5
     1.8    "Wyeth Technology" ........................................        5
     1.9    "Wyeth Territory" .........................................        5
     1.10   "Annual Commercialization Plan and Budget" ................        6
     1.11   "Annual Development Plan and Budget" ......................        6
     1.12   "Assay and Screening Technology" ..........................        6
     1.13   "Assigned Sales Force Effort" .............................        6
     1.14   "Baseline Allocation of Net Profits" ......................        6
     1.15   "Biomolecule" .............................................        6
     1.16   "Calendar Quarter" ........................................        6
     1.17   "Change of Control" .......................................        6
     1.18   "Class A Product" .........................................        6
     1.19   "Class B Product" .........................................        6
     1.20   "Collaboration Inventions" ................................        6
     1.21   "Collaboration Know-How" ..................................        7
     1.22   "Collaboration Patent Rights" .............................        7
     1.23   "Collaboration Target" ....................................        7
     1.24   "Collaboration Technology" ................................        7
     1.25   "Commercialization" .......................................        7
     1.26   "Commercially Reasonable Efforts" .........................        7
     1.27   "Compound" ................................................        7
     1.28   "Confidential Information" ................................        8
     1.29   "Control" or "Controlled" .................................        8
     1.30   "Copromotion Territory" ...................................        8
     1.31   "Copromotion Territory Commercialization Plan" ............        8
     1.32   "Copyright" ...............................................        8
     1.33   "Cost of Goods Manufactured for Sale" .....................        8
     1.34   "Derivative" ..............................................        8
     1.35   "Detail" ..................................................        8
     1.36   "Development" .............................................        9
     1.37   "Development Candidate" ...................................        9
     1.38   "Development Expenses" ....................................        9
     1.39   "Development Phase" .......................................        9
     1.40   "Effective Date" ..........................................        9
     1.41   "Executive Steering Committee" or "ESC" ...................        9
     1.42   "Extra Effort" ............................................        9
     1.43   "Extra Effort Expense" ....................................        9
     1.44   "FDA" .....................................................        9
     1.45   "FD&C Act" ................................................        9
     1.46   "Field" ...................................................        9
     1.47   "First Commercial Sale" ...................................       10
     1.48   "FTE" .....................................................       10

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June 26, 2003      Restated & Amended Collaboration Agreement             Page i

     1.49   "Full Royalty Rate Period" ................................     10
     1.50   "Fully-Absorbed Standard Cost" ............................     10
     1.51   "Global Development Plan" .................................     10
     1.52   "Good Clinical Practice" or "GCP" .........................     11
     1.53   "Good Laboratory Practice" or "GLP" .......................     11
     1.54   "HCV" .....................................................     11
     1.55   "Hit" .....................................................     11
     1.56   "Incremental Sales Force Effort" ..........................     11
     1.57   "Incremental Sales Force Effort Expense" ..................     11
     1.58   "IND" .....................................................     11
     1.59   "Initial Term of the Screening Phase" .....................     11
     1.60   "Invention" ...............................................     11
     1.61   "Joint Steering Committee" or "JSC" .......................     12
     1.62   "Know-How" ................................................     12
     1.63   "Lapse Quarter" ...........................................     12
     1.64   "Lapse Year" ..............................................     12
     1.65   "Lead Compound" ...........................................     12
     1.66   "Major European Country" ..................................     12
     1.67   "Marketing Account" .......................................     12
     1.68   "Marketing Steering Committee" or "MSC" ...................     12
     1.69   "NDA" .....................................................     12
     1.70   "Net Profits" .............................................     12
     1.71   "Net Sales" ...............................................     13
     1.72   "Non-Collaboration Invention" .............................     14
     1.73   "Option Period" ...........................................     14
     1.74   "Patent Rights" ...........................................     14
     1.75   "Penalty Year" ............................................     14
     1.76   "Phase I Clinical Study" ..................................     14
     1.77   "Phase II Clinical Study" .................................     15
     1.78   "Phase III Clinical Study" ................................     15
     1.79   "Post Approval Research and Regulatory Expenses" ..........     15
     1.80   "Pre-Development Expenses" ................................     15
     1.81   "Pre-Marketing Expenses" ..................................     15
     1.82   "Pre-Marketing Expense Shortfall" .........................     15
     1.83   "Prior Invention" .........................................     15
     1.84   "Product" .................................................     16
     1.85   "Promotion" ...............................................     16
     1.86   "R&D Account" .............................................     16
     1.87   "R&D Reimbursement Account" ...............................     16
     1.88   "R&D Shortfall" ...........................................     16
     1.89   "Reduced Royalty Rate Period" .............................     16
     1.90   "Regulatory Approval" .....................................     16
     1.91   "Regulatory Authority" ....................................     16
     1.92   "Research" ................................................     16
     1.93   "Research Phase" ..........................................     17
     1.94   "Research Program" ........................................     17
     1.95   "Sales and Marketing Expenses" ............................     17
     1.96   "Sample" ..................................................     17
     1.97   "Sample Receipt Forms" ....................................     17
     1.98   "Screening" ...............................................     17
     1.99   "Screening Phase" .........................................     18
     1.100  "Screening Phase Tail" ....................................     18
     1.101  "Small Molecule" ..........................................     18
     1.102  "Surviving Entity" ........................................     18
     1.103  "Tail Compound" ...........................................     18
     1.104  "Target" ..................................................     18

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June 26, 2003      Restated & Amended Collaboration Agreement            Page ii

     1.105  "Target Market" ..............................................      18
     1.106  "Target Physician" ...........................................      18
     1.107  "Term of the Screening Phase" ................................      18
     1.108  "Third Part(y/ies)" ..........................................      18
     1.109  "Third Party License Fee" ....................................      18
     1.110  "Trademark" ..................................................      19
     1.111  "Valid Claim" ................................................      19
     1.112  "ViroPharma Chemical Library" ................................      19
     1.113  "ViroPharma Know-How" ........................................      19
     1.114  "ViroPharma Patent Rights" ...................................      19
     1.115  "ViroPharma Technology" ......................................      19

2.   LICENSES ............................................................      19

     2.1    Licenses to Wyeth ............................................      20
     2.2    Licenses to ViroPharma .......................................      20
     2.3    Sublicensing to Third Party Contractors ......................      21
     2.4    Dropped Compounds ............................................      21
     2.5    Direct Licenses to Party Affiliates ..........................      21
     2.6    Exclusive Working Relationship ...............................      22
            2.6.1  Collaboration Targets .................................      22
            2.6.2  Other Targets .........................................      23
            2.6.3  Limitations ...........................................      23
     2.7    Right of Reference ...........................................      23

3.   MANAGEMENT OF COLLABORATION .........................................      24

     3.1    Joint Steering Committee .....................................      24
            3.1.1  Formation; Membership .................................      24
            3.1.2  Chairperson; Secretary ................................      24
            3.1.3  Meetings ..............................................      24
            3.1.4  Decision Making .......................................      25
            3.1.5  Responsibilities of the JSC ...........................      25
     3.2    Marketing Steering Committee .................................      26
            3.2.1  Formation; Membership .................................      26
            3.2.2  Chairperson; Secretary ................................      26
            3.2.3  Meetings ..............................................      26
            3.2.4  Decision Making .......................................      27
            3.2.5  Responsibilities of the MSC ...........................      27
     3.3    Executive Steering Committee .................................      27
            3.3.1  Formation; Membership .................................      27
            3.3.2  Chairperson; Secretary ................................      28
            3.3.3  Meetings ..............................................      28
            3.3.4  Decision Making .......................................      28
            3.3.5  Dispute Resolution ....................................      28
     3.4    Authority ....................................................      29
     3.5    Project Coordinators .........................................      29

4.   RESEARCH AND DEVELOPMENT ............................................      29

     4.1    The Research Program .........................................      29
            4.1.1  General ...............................................      29
     4.2    Research & Development Plans .................................      30
            4.2.1  Global Research and Development Plan ..................      30
            4.2.2  Annual Development Plans ..............................      30
     4.3    Term of Research Program .....................................      31
            4.3.1  Screening Phase .......................................      31
            4.3.2  Research Phase ........................................      31
            4.3.3  Screening Phase Tail ..................................      31

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June 26, 2003      Restated & Amended Collaboration Agreement           Page iii

            4.3.4  Development Phase .........................................  32
     4.4    Selection of Additional Targets, Biomolecules, Hits, Lead
            Compounds, Development Candidates and Products ...................  33
            4.4.1  Selection of Additional Targets ...........................  33
            4.4.2  Selection of Biomolecules as Compounds ....................  33
            4.4.3  Selection of Hits .........................................  33
            4.4.4  Selection of Lead Compounds ...............................  33
            4.4.5  Selection of Development Candidates .......................  33
            4.4.6  Selection of Products .....................................  34
     4.5    Conduct of the Research Program ..................................  34
            4.5.1  General ...................................................  34
            4.5.2  Discovery Headcount and Development Leadership ............  34
            4.5.3  Performance of Clinical Work ..............................  34
            4.5.4  Disagreement about Designation of a Compound as a
                   Development Candidate .....................................  35
     4.6    Funding of the Research Program ..................................  36
            4.6.1  Pre-Development Expenses ..................................  36
            4.6.2  Development Expenses ......................................  36
            4.6.3  Payment of Expenses; R&D Accounts .........................  36
            4.6.4  Expense Limitations .......................................  36
            4.6.5  Reconciliation of Expenses ................................  37
            4.6.6  Records and Audits ........................................  40
     4.7    Reporting and Disclosure .........................................  41
            4.7.1  Reports ...................................................  41
            4.7.2  Quarterly Meeting .........................................  41
            4.7.3  Disclosure ................................................  41

5.   MANUFACTURING OF PRODUCTS; REGULATORY MATTERS ...........................  41

     5.1    Manufacturing ....................................................  41
     5.2    Labeling .........................................................  42
     5.3    Regulatory Approvals .............................................  42
     5.4    Regulatory Reporting .............................................  42

6.   COMMERCIALIZATION OF PRODUCTS ...........................................  43

     6.1    Commercialization in the Copromotion Territory ...................  43
            6.1.1  Principles of Copromotion .................................  43
            6.1.2  Commercialization Plan ....................................  43
            6.1.3  Allocation of Target Markets; Sales Effort ................  44
            6.1.4  Incremental Sales Force Effort ............................  44
            6.1.5  Extra Effort ..............................................  45
            6.1.6  Performance Metrics .......................................  45
            6.1.7  Sales and Distribution; Recalls ...........................  45
            6.1.8  Commercialization Expenses ................................  46
                   (a) Pre-Marketing Expenses ................................  46
                   (b) Sales and Marketing Expenses ..........................  46
                   (c) Post-Approval Research and Regulatory Expenses ........  47
                   (d) Payment of Expenses; Marketing Accounts ...............  47
                   (e) Expense Limitations ...................................  47
                   (f) Reconciliation of Pre-Marketing Expenses ..............  47
                   (g) Reimbursement of Sales and Marketing Expenses and Post
                       Approval Research and Regulatory Expenses .............  48
            6.1.9  Marketing and Promotional Materials .......................  48
            6.1.10 Promotional Claims ........................................  49
            6.1.11 Samples ...................................................  49
            6.1.12 Communications ............................................  49
            6.1.13 Training ..................................................  50
            6.1.14 Compliance ................................................  50
            6.1.15 Generic Product ...........................................  50
     6.2    Commercialization in the Wyeth Territory .........................  51

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June 26, 2003      Restated & Amended Collaboration Agreement            Page iv

7.   CONSIDERATION; PROFIT SHARING ..................................................   51

     7.1    Research Program Expense Reimbursements .................................   51
     7.2    Additional Development Expense Payments .................................   51
     7.3    Purchase of Equity ......................................................   53
     7.4    Royalties ...............................................................   53
            7.4.1    Royalty Rates ..................................................   53
            7.4.2    Royalty Adjustments ............................................   55
                     (a)    Unpatented Products .....................................   55
                     (b)    Competition .............................................   55
            7.4.3    Term of Royalty ................................................   56
     7.5    Profit Sharing ..........................................................   56
            7.5.1    Baseline Allocation of Profits; Penalties ......................   56
            7.5.2    Temporary Adjustments to Distribution of Profits ...............   56
            7.5.3    Permanent Adjustment to Baseline Allocation of Profits .........   57
            7.5.2    Term of Profit Split Payments ..................................   57
     7.6    Reports and Payments ....................................................   57
            7.6.1    Cumulative Royalties ...........................................   57
            7.6.2    Royalty Statements and Payments ................................   57
            7.6.3    Net Profit Statements and Payments .............................   58
                     (a)    Estimated Statements ....................................   58
                     (b)    Actual Statements .......................................   58
            7.6.4    Taxes and Withholding ..........................................   59
            7.6.5    Currency .......................................................   59
     7.7    Maintenance of Records; Audits ..........................................   59
            7.7.1    Record Keeping for the Copromotion Territory ...................   59
            7.7.2    Record Keeping for the Wyeth Territory .........................   60
            7.7.3    Audits .........................................................   60
            7.7.4    Underpayments/Overpayments .....................................   60
            7.7.5    Confidentiality ................................................   61
     7.8    Interest ................................................................   61

8.   INTELLECTUAL PROPERTY ..........................................................   61

     8.1    Inventions ..............................................................   61
     8.2    Patent Rights ...........................................................   62
            8.2.1    Prosecution and Maintenance of Patent Rights ...................   62
                     (a)    ViroPharma's Prior Inventions and Non-Collaboration
                            Inventions ..............................................   62
                     (b)    Wyeth's Prior Inventions and Non-Collaboration
                            Inventions ..............................................   62
                     (c)    Collaboration Inventions ................................   63
            8.2.2 Enforcement of Patent Rights ......................................   64
                     (a)    Notice and Discontinuance of Infringement - General .....   64
                     (b)    Wyeth Patent Rights and ViroPharma Patent Rights ........   64
                     (c)    Collaboration Patent Rights .............................   65
                     (d)    Continuance of Infringement of ViroPharma Patent
                            Rights ..................................................   66
                     (e)    Continuance of Infringement of the Wyeth Patent
                            Rights ..................................................   66
            8.2.3    Infringement and Third Party Licenses ..........................   67
                     (a)    Infringement of Third Party Patents - Course of Action ..   67
                     (b)    Wyeth Option to Negotiate ...............................   67
                     (c)    Third Party Infringement Suit ...........................   67
                     (d)    Other Third Party Licenses ..............................   68
                     (e)    Third Party License Fees ................................   68
            8.2.4    Patent Certifications ..........................................   69
            8.2.5    Patent Term Restoration ........................................   69
     8.3    Trademarks ..............................................................   69

9.   CONFIDENTIALITY ................................................................   70

     9.1    Confidentiality .........................................................   70
     9.2    Authorized Disclosure and Use ...........................................   70
            9.2.1    Disclosure .....................................................   71
            9.2.2    Use ............................................................   71

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June 26, 2003      Restated & Amended Collaboration Agreement             Page v

     9.3      SEC Filings................................................       71
     9.4      Publications...............................................       71
     9.5      Public Announcements.......................................       72
              9.5.1    Coordination......................................       72
              9.5.2    Announcements.....................................       72

10.  REPRESENTATIONS AND WARRANTIES......................................       72

     10.1     Representations and Warranties of Each Party...............       72
     10.2     Additional Representations and Warranties of ViroPharma....       73
     10.3     Additional Representations and Warranties of Wyeth.........       75
     10.4     Representation by Legal Counsel............................       76
     10.5     No Inconsistent Agreements.................................       76
     10.6     Disclaimer.................................................       76

11.  GOVERNMENT APPROVALS; TERM AND TERMINATION..........................       76

     11.1     Government Approvals.......................................       76
              11.1.1   ViroPharma's and Wyeth's Obligations..............       76
              11.1.2   Cooperation.......................................       77
     11.2     Term.......................................................       77
     11.3     Expiration.................................................       77
     11.4     Termination for Cause......................................       77
              11.4.1   Termination for Cause.............................       77
              11.4.2   Effect of Termination for Cause on License........       78
     11.5     Termination for Convenience................................       78
              11.5.1   Right to Terminate................................       78
              11.5.2   Effect of Termination for Convenience.............       78
     11.6     Termination of ViroPharma's Right to Promote Products......       79
              11.6.1   Failure to Provide Assigned Sales Force Effort....       79
              11.6.2   Payment and Term of Royalty.......................       81
              11.6.3   Effect on Other Rights and Obligations............       81
     11.7     Blocking Patents...........................................       81
     11.8     Survival of Certain Obligations............................       81
     11.9     Provision for Insolvency...................................       82
              11.9.1   Termination.......................................       82
              11.9.2   Effect on Licenses................................       82
              11.9.3   Rights to Intellectual Property...................       83
              11.9.4   Additional Rights.................................       83

12.  INDEMNIFICATION AND INSURANCE.......................................       84

     12.1     Indemnification by Wyeth...................................       84
     12.2     Indemnification by ViroPharma..............................       85
     12.3     Procedure..................................................       85
     12.4     Insurance..................................................       86

13.  MISCELLANEOUS.......................................................       86

     13.1     Assignment.................................................       86
     13.2     Further Actions............................................       86
     13.3     Force Majeure..............................................       86
     13.4     Correspondence and Notices.................................       87
              13.4.1   Ordinary Notices..................................       87
              13.4.2   Extraordinary Notices.............................       87
     13.5     Amendment..................................................       88
     13.6     Waiver.....................................................       88
     13.7     Severability...............................................       88
     13.8     Descriptive Headings.......................................       88
     13.9     Governing Law..............................................       89

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June 26, 2003      Restated & Amended Collaboration Agreement            Page vi

         13.10    Entire Agreement of the Parties........................    89
         13.11    Independent Contractors................................    89
         13.12    Debarment..............................................    89
         13.13    Counterparts...........................................    89

                                LIST OF EXHIBITS

Exhibit 1.7                Wyeth Patent Rights
Exhibit 1.18               Class A Product Chemical Series
Exhibit 1.23               Collaboration Targets
Exhibit 1.50               Elements of Fully-Absorbed Standard Costs
Exhibit 1.114              ViroPharma Patent Rights
Exhibt 4.65(b)(ii-iii)     Sample Calculation of Certain Reconciliation Amounts
Exhibit 5.4                Adverse Event Reporting Procedures
Exhibit 7.3                Stock Purchase Agreement
Exhibit 7.4.1              Sample Calculation of Royalty Distributions
Exhibit 7.5.3              Sample Calculation of Net Profit Distributions
Exhibit 10.2(a)            Third Party Rights, Title or Interest in ViroPharma
                           Intellectual Property
Exhibit 10.2(b)            Third Party Claims on ViroPharma Patent Rights and
                           Know-How
Exhibit10.2(c)             ViroPharma Intellectual Property Subject to
                           Government Funding Agreements
Exhibit 10.3(a)            Third Party Claims on Wyeth Patent Rights and
                           Know-How

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June 26, 2003      Restated & Amended Collaboration Agreement           Page vii

                           FIRST AMENDED AND RESTATED
                       COLLABORATION AND LICENSE AGREEMENT

     THIS AMENDED AND RESTATED COLLABORTION AND LICENSE AGREEMENT (the "Agreement") dated this 26/th/ day of June, 2003 (the "Restatement Date") by and between Wyeth (formerly known as "American Home Products Corporation") ("Wyeth"), a Delaware Corporation, having a place of business at 5 Giralda Farms, Madison, New Jersey 07940 and ViroPharma Incorporated ("ViroPharma"), a Delaware corporation having a place of business at 405 Eagleview Boulevard, Exton, Pennsylvania 19341, amends and restates the Collaboration and License Agreement dated December 9, 1999, by and between Wyeth and ViroPharma (the "Original Agreement") and itself has an Effective Date of December 9, 1999 (the "Effective Date"). This Agreement supercedes, merges, and cancels the Original Agreement. Wyeth and ViroPharma may each be referred to herein individually as a "Party" and collectively as the "Parties".

     WHEREAS, Wyeth is engaged in the research, development and commercialization of human pharmaceutical products;

     WHEREAS, ViroPharma is the owner of certain patent rights and know-how relating to the hepatitis C virus and compounds and methods for treating humans infected with the hepatitis C virus;

     WHEREAS, Wyeth and ViroPharma have agreed to collaborate, on the terms and conditions set forth herein, on the development and commercialization of compounds for the treatment of humans infected with the hepatitis C virus.

     NOW THEREFORE, in consideration of the mutual promises and covenants set forth below and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1.   DEFINITIONS.

     1.1 "Acquiring Entity" shall mean a Third Party that comes into control (as such term is defined in Section 1.4 hereof) of a Party or any of a Party's Affiliates through a Change in Control of such Party or such Affiliate occurring after the Effective Date hereof, and all other Third Parties controlling, controlled by or under common control with such Third Party, which Third Parties are not otherwise an Affiliate of such Party hereunder.

     1.2 "Active Collaboration Target" shall mean a Collaboration Target (a) that is not discontinued from use in accordance with Section 4.4.1 or
          (b) against which an Active Compound has been determined to have activity during the Screening Phase or Screening Phase Tail, whether or not such Collaboration Target has been discontinued from use in accordance with Section 4.4.1. Notwithstanding the foregoing, if, at any time after the end of the Screening Phase Tail, (a) a Collaboration Target has been discontinued from use in accordance with Section

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June 26, 2003      Restated & Amended Collaboration Agreement             Page 1

          4.4.1, (b) the use of such Collaboration Target has not been reinstated in accordance with Section 4.4.1, and (c) all Compounds which, during the Screening Phase or the Screening Phase Tail, were determined to have activity against such Collaboration Target and all Derivatives of such Compounds are no longer Active Compounds, then such Collaboration Target shall thereafter not be an Active Collaboration Target for purposes of this Agreement. Notwithstanding anything to the contrary in this Section 1.2, on and after the Restatement Date "Active Collaboration Target" may include only, but need not include, ****************.

     1.3 "Active Compound" shall mean a Compound that is being Researched, Developed or Commercialized by either of the Parties pursuant to this Agreement. For the sake of clarity, when the JSC or the MSC, as applicable, determines to discontinue the Research, Development or Commercialization of a Compound, such Compound shall no longer be an Active Compound for purposes of this Agreement.

     1.4 "Affiliate(s)" shall mean, with respect to each Party hereto, any corporation, company, partnership, joint venture, firm and/or other entity that controls, is controlled by or is under common control with such Party. For purposes of Section 1.1 and this Section 1.4, "control" shall mean (x) in the case of corporate entities, direct or indirect ownership of at least fifty percent (50%) of the stock or shares having the right to vote for the election of directors (other than such ownership by an employee benefit plan (or related trust) sponsored or maintained by a Party), and (y) in the case of non-corporate entities, direct or indirect ownership of at least fifty percent (50%) of the equity interest with the power to direct the management and policies of such non-corporate entities. Notwithstanding the foregoing, for purposes of this Agreement, the term "Affiliate" shall not include

          (a) subsidiaries or any other entities in which a Party owns a majority of the ordinary voting power necessary to elect a majority of the board of directors or other governing board but is restricted from electing such majority by contract or otherwise until such time as such restrictions are no longer in effect, or

          (b) an Acquiring Entity that comes into control of ViroPharma or a parent company Affiliate of ViroPharma after the Effective Date hereof, provided that ViroPharma, on or before the date such Change of Control becomes effective, delivers to Wyeth written notice stating that such Acquiring Entity shall not be considered to be an Affiliate of ViroPharma and shall be considered to be a Third Party for all purposes of this Agreement and, provided further, that, by written agreement (a copy of which shall be provided to Wyeth along with the notice described above in this
               Section 1.4(b)) between ViroPharma and such Acquiring Entity, such

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               written agreement to be entered into either before or promptly after such Change of Control becomes effective and to designate Wyeth as a third party beneficiary, such Acquiring Entity shall have (i) no right, title or interest in or to any Product hereunder, including, without limitation, the right to participate in the Copromotion of any Product in the Copromotion Territory (other than any such right, title or interest that may be merely incidental to the Acquiring Entity's having an equity interest in ViroPharma, e.g., an ownership interest in or right to receive a share of ViroPharma's profits), (ii) no right to participate in any of the activities to be conducted by or on behalf of ViroPharma or ViroPharma's Affiliates hereunder or to exercise any of ViroPharma's rights hereunder (other than any such right that may exist as a result of a director or employee of the Acquiring Entity serving as an officer or director of ViroPharma, provided, however, that each such director or employee shall not utilize any information gained through participating in such activities for the benefit of the Acquiring Entity in any way that the Acquiring Entity is prohibited from using such information pursuant to this Section 1.4), and (iii) no access to or right to use, itself or on behalf of any Third Party or to permit any Third Party to use, in either case for the discovery, development and/or commercialization of pharmaceutical products in the Field, any

                    (A)  of the ViroPharma Technology,

                    (B)  Compound included within the ViroPharma Chemical
                         Library,

                    (C)  of the Wyeth Technology,

                    (D)  Compound included with the Wyeth Chemical Library, or

                    (E) Confidential Information of either Party relating to the Field, the Research Program or either Party's activities under this Agreement,

               (except to the extent that any of the foregoing constitute Permitted Materials (as such term is defined below in this Section 1.4), it being understood, however, that in the event that either (xx) the written agreement between ViroPharma and such Acquiring Entity described above expires or is later terminated, (yy) ViroPharma provides Wyeth with written notice that it desires such Acquiring Entity to be considered an Affiliate hereunder or (zz) such Acquiring Entity otherwise gains access to or the right to use, itself

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               or on behalf of any Third Party, any materials or information included within items A through E, inclusive, described in clause
               (iii) above for the discovery, development and/or commercialization of pharmaceutical products in the Field, except to the extent that such material or information constitutes Permitted Materials, such Acquiring Entity thereafter shall be considered to be an Affiliate of ViroPharma for all purposes of this Agreement, including, without limitation, the provisions set forth in Section 2.6 hereof. For purposes of this Section 1.4, "Permitted Materials" shall mean any of items A through E, inclusive, described above in this Section 1.4, which

                    (I) the Acquiring Entity can demonstrate, through written records created prior to the effective date of the Change of Control of ViroPharma, was in the Acquiring Entity's prior possession, other than through receipt, directly or indirectly from ViroPharma,

                    (II) the Acquiring Entity can demonstrate, through written records, was acquired by the Acquiring Entity from a Third Party who had the right to disclose or transfer the same to the Acquiring Entity;

                    (III) the Acquiring Entity can demonstrate, through written records, was independently developed by employees of the Acquiring Entity who had no knowledge of or access to any of items A through E, inclusive, described above in this Section 1.4;

                    (IV) becomes part of the public domain after the date this Agreement was signed by the Parties other than through any breach of this Agreement by ViroPharma; or

                    (V) is made available to such Acquiring Entity by Wyeth or any of Wyeth's Affiliates;

               provided, however, that none of the foregoing exclusions shall result in the Acquiring Entity having any right to:

                    1. practice any of the ViroPharma Patent Rights for the discovery, development and/or commercialization of pharmaceutical products in the Field,

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                    2.   practice any of the Wyeth Patent Rights except through
                         a license granted by Wyeth directly to such Acquiring Entity,

                    3. practice any of the Collaboration Patent Rights for the discovery, development and/or commercialization of pharmaceutical products in the Field,

                    4. utilize Compounds included within the ViroPharma Chemical Library for the discovery, development and/or commercialization of pharmaceutical product in the Field, or

                    5. utilize Compounds included within the Wyeth Chemical Library, which Compounds are obtained directly or indirectly from ViroPharma, except through a license granted by Wyeth directly to such Acquiring Entity.

     1.5 "Wyeth Chemical Library" shall mean those Compounds that Wyeth, as of the Effective Date owns or Controls, or that come into Wyeth's Control during the term of the Research Program, provided, however, that for purposes of this Agreement, the Wyeth Chemical Library shall not include those Compounds in the agricultural chemical library of Wyeth's subsidiary, American Cyanamid Company, which agricultural chemical was sold to a Third Party along with the agricultural business of American Cyanamid Company after the Effective Date and prior to the Restatement Date.

     1.6 "Wyeth Know-How" shall mean Know-How, excluding the Collaboration Know-How, that Wyeth owns or Controls as of the Effective Date or that comes into the Control of Wyeth during the term of this Agreement.

     1.7 "Wyeth Patent Rights" shall mean Patent Rights that Wyeth owns or Controls as of the Effective Date or that come into the Control of Wyeth during the term of this Agreement, which Patent Rights claim any Wyeth Prior Invention and/or Wyeth Non-Collaboration Invention. Those Wyeth Patent Rights known to be existing as of the Effective Date are listed on Exhibit 1.7 attached hereto.

     1.8 "Wyeth Technology" shall mean the Wyeth Patent Rights, Wyeth's interest in the Collaboration Patent Rights, the Wyeth Know-How, Wyeth's interest in the Collaboration Know-How and the Wyeth Assay and Screening Technology.

     1.9 "Wyeth Territory" shall mean the world other than the countries included within the Copromotion Territory.

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     1.10 "Annual Commercialization Plan and Budget" shall have the meaning set forth in Section 6.1.2.

     1.11 "Annual Development Plan and Budget" shall have the meaning set forth in Section 4.2.2.

     1.12 "Assay and Screening Technology" shall mean the Know-How, methods and technology owned or Controlled by either Party which may be used for the screening of Compounds for activity against one or more Collaboration Targets.

     1.13 "Assigned Sales Force Effort" shall mean **************** in a ************* during any Calendar Quarter or calendar year, as applicable, as assigned by the MSC under the then applicable Annual Commercialization Plan and Budget and in accordance with Section 6.1.3.

     1.14 "Baseline Allocation of Net Profits" shall have the meaning set forth in Section 7.5.1.

     1.15 "Biomolecule" shall mean a polypeptide, protein, vaccine or antibody, any of which is either of natural origin, expressed by recombinant methodology or chemically synthesized or which may be a chemical structure derived therefrom, an analog, derivative, congener or the like.

     1.16 "Calendar Quarter" shall mean the respective periods of three consecutive calendar months ending on March 31, June 30, September 30 or December 31, for so long as this Agreement is in effect.

     1.17 "Change of Control" shall mean any of the following: (a) the sale or disposition of all or substantially all of the assets of a Party to a Third Party, (b) the acquisition by a Third Party, other than an employee benefit plan (or related trust) sponsored or maintained by a Party or any of its Affiliates, of more than 50% of such Party's outstanding shares of voting capital stock, or (c) the merger or consolidation of a Party with or into another corporation, other than a merger or consolidation of a Party in which holders of shares of such Party's voting capital stock immediately prior to the merger or consolidation will have at least 50% of the ownership of voting capital stock of the surviving corporation immediately after the merger or consolidation.

     1.18 "Class A Product" shall mean any Product that:
          ********************************.

     1.19 "Class B Product" shall mean ******************.

     1.20 "Collaboration Inventions" shall mean all Inventions owned or Controlled by either Party which Inventions are made by either Party's employees, agents or

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          subcontractors in the performance of such Party's obligations under the Research Program or in performing any research and development of a Product, pursuant to this Agreement, after such Product has received Regulatory Approval, including, without limitation, Phase IV clinical studies and clinical studies in support of additional indications within the Field or labeling changes for such Product during the term of this Agreement, regardless of whether such Inventions are made solely by such Party's employees, agents or subcontractors or jointly with the employees, agents or subcontractors of the other Party.

     1.21 "Collaboration Know-How" shall mean that Know-How that is created or developed by or on behalf of either Party, either alone or jointly with the other Party, in performing its obligations under the Research Program or in performing any Post-Approval Research.

     1.22 "Collaboration Patent Rights" shall mean those Patent Rights that include claims directed to Collaboration Inventions.

     1.23 "Collaboration Target" shall mean any Target that is (a) listed in
          Exhibit 1.23 attached hereto, (b) selected by the JSC in accordance with Section 4.4.1 or (c) used by either Party in its performance of the Research Program for Screening Compounds for potential activity as a prophylactic or therapeutic agent in the Field, except that on and after the Restatement Date, notwithstanding any other provision of this Agreement, or any decision of the JSC, "Collaboration Target" shall mean only *************.

     1.24 "Collaboration Technology" shall mean the Collaboration Patent Rights and the Collaboration Know-How.

     1.25 "Commercialization" shall mean any and all activities of making, having made, using, importing, marketing, promoting, distributing, offering for sale and selling a Product in the Field and shall include Promotion. When used as a verb, "Commercialize" shall mean to engage in Commercialization.

     1.26 "Commercially Reasonable Efforts" shall mean efforts and resources normally used by a Party for a product or compound owned by it or to which it has rights, which is of similar market potential at a similar stage in its development or product life, taking into account issues of safety and efficacy, product profile, the competitiveness of the marketplace, the proprietary position of the compound or product, the regulatory structure involved, the profitability of the applicable products, and other relevant factors.

     1.27 "Compound" shall mean a chemical compound or substance together with all complexes, mixtures and other combinations, prodrugs, metabolites, enantiomers, salt forms, racemates, and isomers thereof. For the sake of clarity, the term "Compounds" may include both Small Molecules and Biomolecules, provided, however, that, with respect to Biomolecules, only those Biomolecules selected for

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          collaborative Research pursuant to Section 4.4.2, shall be considered to be Compounds hereunder.

     1.28 "Confidential Information" shall mean with respect to each Party, non-public proprietary data or information which belong in whole or in part to such Party or its Affiliates and/or information designated as Confidential Information of such Party hereunder.

     1.29 "Control" or "Controlled" shall mean with respect to any (a) item of information, including, without limitation, Know-How, or (b) intellectual property right, the possession (whether by ownership or license, other than pursuant to this Agreement) by a Party of the ability to grant to the other Party access and/or a license as provided herein under such item or right without violating the terms of any agreement or other arrangements with any Third Party existing before or after the Effective Date.

     1.30 "Copromotion Territory" shall mean: (a) the fifty (50) states of the United States and the District of Columbia, and (b) Canada.

     1.31 "Copromotion Territory Commercialization Plan" shall have the meaning set forth in Section 6.1.2.

     1.32 "Copyright" shall mean any copyright owned or Controlled by Wyeth which copyright pertains to the promotional materials and literature utilized by the Parties in connection with the Promotion of Products in the Copromotion Territory pursuant to Section 6.1.

     1.33 "Cost of Goods Manufactured for Sale" shall mean Wyeth's actual cost to acquire Product from a Third Party, or its Fully-Absorbed Standard Cost to produce the Product, plus (or minus, as the case may be): (a) Wyeth's costs for Product inventory adjustments and losses, (b) any manufacturing cost variances allocable to such Product, (c) amortization of new standard costs for such Product, (d) prior period adjustments allocable to such Product, and (e) actual distribution costs (other than those deducted as part of the calculation of Net Sales pursuant to Section 1.71(a)(v)), warehousing costs and billing, receiving, collection and other miscellaneous costs incurred by Wyeth as they relate to distribution of the Products.

     1.34 "Derivative" of a given Compound shall mean a chemical compound derived by addition to or manipulation of a fundamental structure of such Compound.

     1.35 "Detail" shall mean a face-to-face meeting between one or more Target Physicians and one or more professional sales representative, made in compliance with the Target Market allocation of the MSC under Section 6.1.3, during which a complete Product presentation, as defined from time to time by the MSC, is communicated, which Product presentation is either the first or second product-

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          related information communicated by such professional sales representative during such meeting. When used as a verb, "Detail" shall mean to perform a Detail.

     1.36 "Development" shall mean, on a country by country basis, all activities performed by or on behalf of either Party pursuant to the Global Research and Development Plan on a Compound in the Field from the effective date of an IND for such Compound until Regulatory Approval of such Compound is obtained in such country for the indication under study. When used as a verb, "Develop" shall mean to engage in Development.

     1.37 "Development Candidate" shall mean a Lead Compound or any Derivative thereof or any other Compound for use in the Field, that the JSC, in accordance with Section 4.4.5, selects or otherwise designates for further development to IND filing.

     1.38 "Development Expenses" shall mean, on a Compound by Compound and Product by Product basis, the expenses (other than Third Party License
          Fees) of the Parties incurred in performing the Development Phase of the Research Program and obtaining Regulatory Approval for such Compound or Product pursuant to the Global Research and Development Plan.

     1.39 "Development Phase" shall have the meaning set forth in Section 4.3.4.

     1.40 "Effective Date" shall mean December 9, 1999.

     1.41 "Executive Steering Committee" or "ESC" shall have the meaning set forth in Section 3.3.1.

     1.42 "Extra Effort" shall have the meaning set forth in Section 6.1.5. For the sake of clarity, Extra Effort shall not include any Incremental Sales Force Effort.

     1.43 "Extra Effort Expense" shall mean the cost to be charged to a Party's Marketing Account in accordance with Section 6.1.5 due to such Party's provision of Extra Effort.

     1.44 "FDA" shall mean the United States Food and Drug Administration or any successor agency thereto.

     1.45 "FD&C Act" shall mean the United States Federal Food, Drug, and Cosmetic Act, as amended, and the regulations promulgated thereunder.

     1.46 "Field" shall mean the therapeutic and/or prophylactic treatment of the effects of HCV on humans.

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     1.47 "First Commercial Sale" shall mean, with respect to any Product and any country of the world, the first sale of such Product under this Agreement, for use in the Field, to a Third Party in such country, after such Product has been granted Regulatory Approval for use in the Field by the competent Regulatory Authorities in such country.

     1.48 "FTE" shall mean a full time equivalent scientific person year consisting of a minimum of a total of one thousand eight hundred eighty hours (1,880) per year of scientific work on or directly related to the Research Program. Work on or directly related to the Research Program can include, but is not limited to, experimental preclinical and clinical laboratory and research work, recording and writing up results, reviewing literature and references, holding scientific discussions, managing and leading scientific staff, carrying out management duties related to the Research Program, and, only to the extent specifically pre-approved in writing by both ViroPharma and Wyeth, writing up results for publications or presentation and attending or presenting appropriate seminars and symposia.

     1.49 "Full Royalty Rate Period" for a Product sold in any given country means the period during which either or both of the following is true:

          (a) Wyeth's distribution and/or sale of the applicable Product in the applicable country, in the absence of the rights and licenses granted by this Agreement, would have infringed one or more Valid Claims under Patent Rights, including Collaboration Patent Rights, then owned in whole or part by ViroPharma;

          (b) Wyeth's manufacture of the Product, in the absence of the rights and licenses granted by this Agreement, would have infringed one or more Valid Claims under Patent Rights, including Collaboration Patent Rights, then owned in whole or part by ViroPharma, provided that, except as may be precluded or limited by applicable law, the Full Royalty Rate Period for such Product in such country shall not expire before the tenth (10/th/) anniversary of the First Commercial Sale of such Product in such country.

     1.50 "Fully-Absorbed Standard Cost" shall mean the cost for those items specified in Exhibit 1.50 attached hereto, which costs are calculated in accordance with generally accepted accounting principles and have been incurred by Wyeth or its Affiliates in manufacturing (i) materials to be used by the Parties in conducting clinical trials of Compounds or Products hereunder or (ii) Products for sale or distribution in the Copromotion Territory hereunder.

     1.51 "Global Research and Development Plan" shall have the meaning set forth in Section 4.2.1.

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         1.52     "Good Clinical Practice" or "GCP" shall mean the then current standards for clinical trials for pharmaceuticals, as set forth in the United States Federal Food, Drug and Cosmetics Act and applicable regulations promulgated thereunder, as amended from time to time, and such standards of good clinical practice as are required by the European Union and other organizations and governmental agencies in countries in which the Products are intended to be sold, to the extent such standards are not inconsistent with United States GCP.

         1.53 "Good Laboratory Practice" or "GLP" shall mean the then current standards for laboratory activities for pharmaceuticals, as set forth in the United States Federal Food, Drug and Cosmetics Act and applicable regulations promulgated thereunder, as amended from time to time, and such standards of good laboratory practice as are required by the European Union and other organizations and governmental agencies in countries in which the Products are intended to be sold, to the extent such standards are not inconsistent with United States GLP.

         1.54     "HCV" shall mean the hepatitis C virus.

         1.55 "Hit" shall mean a Compound identified by early screening, in assays conducted pursuant to protocols approved by the JSC, during the Screening Phase or the Screening Phase Tail that the JSC confirms, in accordance with Section 4.4.3 hereof, has activity against the applicable Collaboration Target that meets or exceeds an active threshold established by the JSC for that Collaboration Target.

         1.56 "Incremental Sales Force Effort" shall have the meaning set forth in Section 6.1.4. For the sake of clarity, "Incremental Sales Force Effort" shall not include any Extra Effort.

         1.57 "Incremental Sales Force Effort Expense" shall mean the cost to be charged to a Party's Marketing Account in accordance with Section 6.1.4 hereof due to such Party's provision of an Incremental Sales Force Effort.

         1.58 "IND" shall mean an Investigational New Drug Application, as defined in the FD&C Act, that is required to be filed with the FDA before beginning clinical testing of a Product in human subjects, or an equivalent foreign filing.

         1.59 "Initial Term of the Screening Phase" shall have the meaning set forth in Section 4.3.1.

         1.60 "Invention" shall mean any invention in the Field that encompasses or relates to any Assay and Screening Technology, any Collaboration Target, any Compound that is Screened, Researched, or Developed under the Research Program, any Derivatives of any such Compounds, any Product and any method of making any such Compound, Derivative, or Product and any method of using any such Compound, Derivative or Product.

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         1.61     "Joint Steering Committee" or "JSC" shall have the meaning set forth in Section 3.1.

         1.62 "Know-How" shall mean, as each of the following relates to the Field, all know-how, processes, materials, information, data and analyses including any copyright relating thereto Controlled by either Party or its Affiliates as of the Effective Date or coming into the Control of either Party or its Affiliates during the term of this Agreement relating to any Assay and Screening Technology, any Collaboration Target, any Compound that is at any time screened or developed under the Research Program, any Derivatives of any such Compounds, any Product and any method of making any such Compound, Derivative, or Product and any method of using any such Compound, Derivative or Product.

         1.63 "Lapse Quarter" for a Party shall mean, on a Product by Product and country by country basis in the Copromotion Territory, any Calendar Quarter in which: (a) the Party has delivered less than ********** of its then current Assigned Sales Force Effort, and (b) such percentage portion of its then current Assigned Sales Force Effort is at ********** lower than the portion of the other Party's Assigned Sales Force Effort actually performed by such other Party.

         1.64 "Lapse Year" for a Party shall mean, on a Product by Product and country by country basis in the Copromotion Territory, any calendar year in which such Party has three (3) or more Lapse Quarters.

         1.65 "Lead Compound" shall mean a Compound with: (a) sufficient potency and selectivity, based on activity against a Collaboration Target and activity in secondary selectivity assays, which activity levels and selectivity indices have been established by the JSC, (b) chemical tractability, (c) a preliminary indication of chemical structure-activity relationships and (d) a clear basis for initiating chemical optimization.

         1.66 "Major European Country" shall mean any of France, Germany, Italy, or the United Kingdom.

         1.67     "Marketing Account" shall have the meaning set forth in
                  Section 6.1.8(d).

         1.68 "Marketing Steering Committee" or "MSC" shall have the meaning set forth in Section 3.2.

         1.69 "NDA" shall mean a New Drug Application, as defined in the FD&C Act, that is required to be approved by the FDA before marketing a Product, or an equivalent foreign filing.

         1.70 "Net Profits" shall mean, with respect to the sales of any Product in a country of the Copromotion Territory, the Net Sales of such Product in such country, less the

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                  following expenses (deducted in the sequence listed) allocable to such Product in such country: (a) the Cost of Goods Manufactured for Sale, and (b) the Parties' combined Sales and Marketing Expenses, a Party's Incremental Sales Force
                  Expenses, if any, a Party's Extra Effort Expense, if any, and the Parties' combined Post-Approval Research and Regulatory Expenses.

         1.71 "Net Sales" shall mean the gross amounts charged for sales of Products by Wyeth, its Affiliates, or sublicensees, as appropriate, to non-Affiliate Third Parties on which payments are due under this Agreement, less the sum of (a) and (b) where (a) is a provision, determined under Generally Accepted Accounting Principles in the United States, for (i) reasonable trade, cash and quantity discounts or rebates (other than price discounts granted at the time of sale), reasonable service allowances and reasonable broker's or agent's commissions, if any, actually allowed or paid, (ii) credits or allowances actually given or made for rejection or return of, previously sold Products or for retroactive price reductions (including Medicaid, managed care and similar types of rebates), (iii) taxes, duties or other governmental charges levied on or measured by the billing amount (excluding income and franchise taxes), as adjusted for rebates and refunds, and
                  (iv) reasonable credits or allowances actually given or made for wastage replacement, and (v) charges actually incurred for packing, freight, and shipping from Wyeth's or its Affiliates' distribution center and insurance directly related to such packing, freight, and shipping of such Product (excluding amounts reimbursed by Third Party customers and any amounts associated with packing, freight, and shipping to and holding at Wyeth's or its Affiliate's distribution center, which amounts are included within the Cost of Goods Manufactured for
                  Sale) and (b) is a periodic adjustment of the provision determined in (a) to reflect amounts actually incurred for
                  (i), (ii), (iii), (iv), and (v). A "sale" of a Product is deemed to occur upon the invoicing, or if no invoice is issued, upon the earlier of shipment or transfer of title in the Product to a Third Party. If a Product is sold or distributed for use in combination with or as a component of another product or products (a "Combination Product"), the calculation of "Net Sales" from such Combination Product will be determined by multiplying the Net Sales for such Combination Product calculated as set forth above by a fraction, the numerator of which is the fair market value of the Product in such Combination Product, and the denominator of which is the fair market value of the Combination Product. If a Product is sold as part of a bundle of distinct products (i.e., not (i) packaged together with another product or (ii) in a Combination Product form alone,) the Net Sales for such Product will be based on the discounted unit price of such Product sales, which discounted unit price shall be proportional to the total discount provided for the entire bundle (e.g., if, the price for the bundle of products is twenty percent (20%) lower than the price that would be charged by Wyeth, its Affiliates or sublicensees for the same group of products if sold separately, based on the average unit price of such products when sold separately, then the discounted unit price attributable to the Product when sold as part of such bundle would be eighty percent (80%) of the average unit price of the Product when sold separately by Wyeth, its Affiliates or sublicensees.

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         1.72     "Non-Collaboration Invention" of a Party shall mean an
                  Invention owned or Controlled by either Party, which Invention
                  (a) is made solely by such Party's employees, agents or subcontractors during the term of this Agreement or otherwise comes into the Control of such Party during the term of this Agreement and (b) is not made in the performance of the Research Program.

         1.73 "Option Period" means on a Compound-by-Compound basis, for any Compound that ViroPharma has begun developing on its own pursuant to Section 4.5.4, the period extending until the earlier of:

                  (a) fifteen (15) business days after Wyeth's receipt of written notice from ViroPharma that the FDA has accepted for review an NDA for such Compound, provided that, (i) such notice has been accompanied by all data regarding such Compound that has not been previously disclosed to Wyeth, and (ii) at least thirty (30), and no more than sixty (60) days, before the submission of such NDA to the FDA, ViroPharma provided Wyeth with written notice during Wyeth's normal business hours of its intent to submit such NDA, accompanied by all data regarding such Compound that had not been previously disclosed to Wyeth; or

                  (b) ninety (90) days after Wyeth's receipt of written notice from ViroPharma that ViroPharma has submitted an NDA for such Compound to FDA for review, provided that, (i) such notice has been accompanied by all data regarding such Compound that has not been previously disclosed to Wyeth, and (ii) the FDA accepts such NDA for review in materially the form submitted.

         1.74 "Patent Rights" shall mean any and all (a) patents, (b) pending patent applications, including, without limitation, all provisional applications, substitutions, continuations, continuations-in-part, divisions, renewals, and all patents granted thereon, and (c) all patents-of-addition, reissues, reexaminations and extensions or restorations by existing or future extension or restoration mechanisms, including, without limitation, supplementary protection certificates or the equivalent thereof, that, (i) during the Term of this Agreement, are owned or Controlled by either Party, and (ii) claim any Invention.

         1.75 "Penalty Year" for a Party shall mean the calendar year following a Lapse Year.

         1.76 "Phase I Clinical Study" shall mean a study, conducted in accordance with a protocol approved by the JSC, of a Development Candidate in human volunteers or patients with the endpoint of determining initial tolerance, safety and/or pharmacokinetic information in single dose, single ascending dose, multiple dose and/or multiple ascending dose regimens.

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         1.77     "Phase II Clinical Study" shall mean a study, conducted in accordance with a protocol approved by the JSC, of a Development Candidate in patients to determine initial efficacy and dose range finding before embarking on Phase III Clinical Studies.

         1.78 "Phase III Clinical Study" shall mean a pivotal study in patients, conducted in accordance with a protocol approved by the JSC, which protocol is designed to ascertain efficacy and safety of a Product for the purpose of preparing and submitting applications for Regulatory Approval to the competent Regulatory Authorities in a country of the world.

         1.79 "Post-Approval Research and Regulatory Expenses" shall mean those expenses incurred, on a Product by Product and country by country basis, by either Party directly attributable to (a) ongoing research and development of a Product after such Product has received Regulatory Approval in such country of the Copromotion Territory, including, without limitation, Phase IV clinical studies and clinical studies in support of additional indications within the Field or labeling changes for such Product in such country and/or (b) complying with its regulatory reporting obligations in the Copromotion Territory in accordance with Section 5.4.

         1.80 "Pre-Development Expenses" shall mean, on a Compound by Compound basis, the expenses (other than Third Party License
                  Fees) incurred by the Parties after the Effective Date in performing the Screening Phase and the Research Phase of the Research Program.

         1.81 "Pre-Marketing Expenses" shall mean those expenses incurred on a country by country and Product by Product basis within the Copromotion Territory, by either Party, other than R&D Expenses, before Regulatory Approval of a Product in such country, directly attributable to the carrying out of such Party's obligations under the Copromotion Territory Commercialization Plan in preparation for the marketing, promotion, sale and distribution of such Product in such country. Such expenses may include, without limitation, costs incurred for professional education, Product related public relations, relationships with opinion leaders and professional societies, market research, health care economics studies, and establishment of the supply chain for the distribution and sale of such Product in such country. Such expenses may include both internal expenses incurred by a Party as well as out-of-pocket expenses paid to Third Parties by a Party at reasonable rates pre-approved by the MSC.

         1.82 "Pre-Marketing Expense Shortfall" shall have the meaning set forth in Section 6.1.8(f).

         1.83 "Prior Invention" of a Party shall mean an Invention owned or Controlled by either Party, which Invention is made solely by the Party's employees, agents or

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                  subcontractors before the Effective Date or which otherwise came into the Control of such Party before the Effective Date.

         1.84 "Product" shall mean any pharmaceutical product, for use in the Field, containing one or more Development Candidates as an active ingredient.

         1.85 "Promotion" shall mean those activities, including, without limitation, Detailing and distributing Samples of a Product, normally undertaken by a pharmaceutical company's sales force to implement marketing plans and strategies aimed at encouraging the appropriate use of a particular Product. When used as a verb, "Promote" shall mean to engage in such activities.

         1.86     "R&D Account" shall have the meaning set forth in Section
                  4.6.3.

         1.87 "R&D Reimbursement Account" shall have the meaning set forth in Section 7.1(b).

         1.88     "R&D Shortfall" shall have the meaning set forth in Section
                  4.6.5.

         1.89 "Reduced Royalty Rate Period" for a Product in a country means the period beginning on the expiration of the Full Royalty Rate Period for the Product in that country, or if there is no Full Royalty Rate Period for that Product in that country, then beginning on the First Commercial Sale of the Product in that Country, and ending on the twenty-fifth (25th) anniversary of the Effective Date.

         1.90 "Regulatory Approval" shall mean the technical, medical and scientific licenses, registrations, authorizations and approvals (including, without limitation, approvals of NDAs, supplements and amendments, pre- and post- approvals, pricing and third party reimbursement approvals, and labeling approvals) of any national, supra-national, regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity, necessary for the commercial manufacture, distribution, marketing, promotion, offer for sale, use, import, export and sale of Product(s) in a regulatory jurisdiction.

         1.91 "Regulatory Authority" shall mean any national (e.g., the United States Food and Drug Administration), supra-national (e.g., the European Commission, the Council of the European Union, or the European Agency for the Evaluation of Medicinal Products), regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity in each country of the world involved in the granting of Regulatory Approval for the Product.

         1.92 "Research" shall mean, on a Compound by Compound basis, those preclinical activities undertaken by or on behalf of either Party pursuant to the Global Research and Development Plan subsequent to Screening and prior to Development of such Compound, including, without limitation, medicinal

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                  chemistry, pharmacology, preclinical toxicology, and
                  formulation of such Compound in the Field.

         1.93     "Research Phase" shall have the meaning set forth in Section
                  4.3.2.

         1.94     "Research Program" shall have the meaning set forth in Section
                  4.1.

         1.95 "Sales and Marketing Expenses" shall mean those expenses directly allocable, on a Product by Product and country by country basis, to the Parties' market development and/or Promotion of such Product in the Copromotion Territory, consistent with the Copromotion Territory Commercialization Plan for such Product. Sales and Marketing Expenses shall include: (a) costs for Promotion of the Product, excluding costs of the field sales force personnel (i.e., Detailing expenses, including, without limitation, salaries, bonus, benefits, sales force automation, and personnel expenses -- telephone, supplies, postage, meetings, travel and voice mail including all information technology); (b) out-of-pocket payments to Third Parties incurred by such Party and specifically attributable to such Party's performance under the Copromotion Territory Commercialization Plan, excluding Third Party License Fees, (c) costs for activities related to obtaining reimbursement from payers, (d) market research costs (including, without limitation, actual costs of sales and marketing data), (e) marketing and advertising costs (including, without limitation, cost for preparing and reproducing detail aids and other promotional materials), (f) professional education, (g) Product related public relations,
                  (h) costs of pharmacoeconomics studies, (i) costs for manufacturing and distributing Product Samples, and (j) costs for conducting seminars and establishing relationships with opinion leaders and professional societies in connection with the Product. Such costs will include both internal costs (e.g., salaries, benefits, supplies and materials, etc.) as well as the actual amounts paid to outside service providers (e.g., consultants, agency fees, meeting costs, etc.). Sales and Marketing Expenses will specifically exclude the cost of activities that promote either Party's business as a whole without being Product specific (such as corporate image advertising) as well as Extra Effort Expenses, and Incremental Sales Force Expenses.

         1.96 "Sample" shall mean a unit of a Product, as used by Wyeth, that is not intended to be sold and is intended to promote the sale of such Product. When used as a verb, "Sample" shall mean to provide Samples to Target Physicians.

         1.97 "Sample Receipt Forms" shall mean those multi-part paper forms (or an electronic version thereof) supplied by Wyeth for the purpose of recording Detail and Sample activity performed by ViroPharma sales representatives during Details. These forms are also used as Sample receipts on which to obtain a physician's signature in acknowledgment of the physician's receipt of Samples.

         1.98 "Screening" shall mean screening and identification of Compounds, including, without limitation, Compounds from the ViroPharma Chemical Library or the

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                  Wyeth Chemical Library to determine whether such Compounds may have activity against an Active Collaboration Target.

         1.99     "Screening Phase" shall have the meaning set forth in Section
                  4.3.1.

         1.100    "Screening Phase Tail" shall have the meaning set forth in
                  Section 4.3.3.

         1.101 "Small Molecule" shall mean any Compound that is not a Biomolecule.

         1.102 "Surviving Entity" of a Change of Control of ViroPharma shall mean: (a) a Third Party that has acquired substantially all of the assets of ViroPharma or 100% of the outstanding shares of voting capital stock of ViroPharma pursuant to a Change of Control, (b) a company that results from the merger of ViroPharma and another entity pursuant to a Change of Control, or (c) ViroPharma if a Third Party acquires more than 50% but less than 100% of the outstanding shares of voting capital stock of ViroPharma pursuant to a Change of Control.

         1.103 "Tail Compound Series" shall mean a group of Compounds that are structurally related and share a common pharmacophore, at least one Compound of which group has been screened and found by either Party to have any activity against any Collaboration Target, whether or not such Compound is determined to be a Hit.

         1.104 "Target" shall mean a molecular entity for which there is sufficient information, data, or valid reason to believe that perturbation of such entity would be sufficient to prevent or affect the course of human disease caused by the HCV.

         1.105 "Target Market" shall mean the segments of the overall market for a Product to whom a Party will Promote such Product.

         1.106 "Target Physician" shall mean each physician and other health care professional and organization to whom either Party Details a Product in the Copromotion Territory.

         1.107 "Term of the Screening Phase" shall mean, with respect to any Compound, the Initial Term of the Screening Phase and all extensions made thereto with respect to such Compound in accordance with Section 4.3.1.

         1.108 "Third Part(y/ies)" shall mean any person(s) or entit(y/ies) other than Wyeth, ViroPharma or their respective Affiliates.

         1.109 "Third Party License Fee" shall mean license fees, royalties and other amounts paid to any Third Party for the license under intellectual property rights of technology necessary or useful for Screening, Research, Development or Commercialization, which license is entered into, during the term of this Agreement, by a Party pursuant to Section 8.2.3.

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         1.110    "Trademark" shall mean those registered trademarks used in connection with the Commercialization of any Product by either Party hereunder, provided, however, that the term "Trademark" shall not include the tradename of either Party or any trademark or tradedress of either Party which is not used exclusively in connection with the Products Commercialized under this Agreement.

         1.111 "Valid Claim" shall mean a claim that (i) in the case of any unexpired United States or foreign patent, shall not have been donated to the public, disclaimed, nor held invalid or unenforceable by a court or government agency of competent jurisdiction in an unappealed or unappealable decision, or
                  (ii) in the case of any United States or foreign patent application, shall not have been canceled, withdrawn, or abandoned without being refiled in another application or finally rejected by an administrative agency action from which no appeal can be taken, or shall not have been pending for more than five years. For purposes of this definition, time periods shall be measured cumulatively for claims in a later filed application in a country which are substantially the same as claims in an earlier filed application in that country. If a claim of a patent application that ceased to be a Valid Claim under (ii) due to the passage of time later issues as part of a patent described within (i) then it shall again be considered to be a Valid Claim effective as of the issuance of such patent.

         1.112 "ViroPharma Chemical Library" shall mean those Compounds that ViroPharma, as of the Effective Date owns or Controls, or that come into ViroPharma's Control during the term of the Research Program.

         1.113 "ViroPharma Know-How" shall mean Know-How, excluding the Collaboration Know-How, that ViroPharma owns or Controls as of the Effective Date or that comes into the Control of ViroPharma during the term of this Agreement.

         1.114 "ViroPharma Patent Rights" shall mean Patent Rights that ViroPharma owns or Controls as of the Effective Date or that come into the Control of ViroPharma during the term of this Agreement, which Patent Rights claim any ViroPharma Prior Invention and/or ViroPharma Non-Collaboration Invention. Those ViroPharma Patent Rights known to be existing as of the Effective Date are listed on Exhibit 1.114 attached hereto.

         1.115 "ViroPharma Technology" shall mean the ViroPharma Patent Rights, ViroPharma's interest in the Collaboration Patent Rights, the ViroPharma Know-How, ViroPharma's interest in the Collaboration Know-How, and the ViroPharma Assay and Screening Technology.

2.       LICENSES.

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         2.1      Licenses to Wyeth. Subject to the terms and conditions of this
                  Agreement, including, without limitation, Sections 2.4 and 2.6 hereof, ViroPharma hereby grants to Wyeth:

                  (a) the exclusive worldwide right and license, without the right to grant sublicenses (except to Wyeth's Affiliates or ViroPharma), to use the ViroPharma Technology, the ViroPharma Chemical Library, and the Collaboration Targets only to the extent necessary for Wyeth to exercise its rights and perform its obligations under the Research Program and to exercise its rights and perform its obligations during the Screening Phase Tail; and

                  (b) the exclusive worldwide right and license, with the right to sublicense one or more of its Affiliates, ViroPharma and/or Third Parties (provided, however, that in the Copromotion Territory, Wyeth may only grant sublicenses to one or more or its Affiliates and ViroPharma), to use the ViroPharma Technology, the Collaboration Targets, and the ViroPharma Chemical Library only to the extent necessary to Develop and Commercialize Hits, Lead Compounds, Development Candidates and Products for use in the Field,

                  except that the right and license under this Section 2.1 shall be cancelled on the Restatement Date with respect to any activities relating to screening, research, development or commercialization of any Compound directed against a Target other than the Collaboration Target, and, for the sake of clarity, the right and license to use the Collaboration Targets shall include only ***************.

         2.2 Licenses to ViroPharma. Subject to the terms and conditions of this Agreement, including, without limitation, Sections 2.4 and 2.6 hereof, Wyeth grants to ViroPharma:

                  (a) the nonexclusive right and license, without the right to grant sublicenses (except to ViroPharma Affiliates), to use the Wyeth Technology, the Wyeth Chemical Library, the ViroPharma Technology, the ViroPharma Chemical Library, and the Collaboration Targets only to the extent necessary for ViroPharma to exercise its rights and perform its obligations under the Research Program and pursuant to Section 4.5.4, and to exercise its rights and perform its obligations during the Screening Phase Tail;

                  (b) the nonexclusive right and license, without the right to grant sublicenses (except to ViroPharma Affiliates), to use the Wyeth Technology, the Wyeth Chemical Library, the ViroPharma Technology, the ViroPharma Chemical Library, and the Collaboration Targets only to the extent necessary for ViroPharma to Promote Products in the Copromotion Territory in accordance with Section 6.1 of this Agreement; and

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          (c)  the nonexclusive right and license, without the right to grant sublicenses (except to ViroPharma Affiliates), to use the Trademarks and Copyrights in the Copromotion Territory during the term of this Agreement only to the extent such license is necessary for ViroPharma to Promote Products in the Copromotion Territory in accordance with Section 6.1 of this Agreement.

     2.3 Sublicensing to Third Party Contractors. Notwithstanding any provision to the contrary in this Agreement, if pursuant to Section 4.5, the JSC approves the utilization of one or more Third Parties to perform certain tasks under the Research Program, the Party entering into a contract with such Third Party for the performance of such services, may, as part of such contract, grant to such Third Party a nonexclusive, nontransferable, nonsublicensable license or sublicense, as applicable, under the ViroPharma Technology or the Wyeth Technology, as applicable, only to the extent and only for so long as such license or sublicense is necessary for such Third Party to perform such tasks under the Research Program. Likewise, to the extent that either Party enters into a contract with a Contract Sales Organization to perform all or part of its obligations in Promoting Products pursuant to Section 6.1.1 hereof, such Party may, as a part of such contract, grant to such Third Party a nonexclusive, nontransferable, nonsublicensable license or sublicense, as applicable, under the ViroPharma Terchnology or the Wyeth Technology, as applicable, only to the extent and only for so long as such license or sublicense is necessary for such Third Party to perform such Promotion. All such contracts and sublicenses entered into by either Party with a Contract Sales Organization shall be subject to the prior written approval of the MSC, which approval shall not be unreasonably withheld or delayed.

     2.4 Dropped Compounds. Upon the written determination of the JSC not to advance a Compound further in Screening, Research, Development, or Commercialization hereunder, such Compound shall no longer be included in the rights licensed by one Party to the other Party under Section
          2.1 or 2.2, provided, however, that for so long as either (a) there is at least one Development Candidate being studied hereunder during the Development Phase of the Research Program or (b) a Product is being marketed in the Field by Wyeth pursuant to this Agreement, neither Party will develop or commercialize in the Field, independently or in collaboration with any Third Party, such Compound or any Derivative thereof without the prior written consent of the other Party.

     2.5 Direct Licenses to Party Affiliates. Either Party may at any time request and authorize the other Party to grant licenses directly to Affiliates of the requesting Party by giving written notice designating to whom a direct license is to be granted. Upon receipt of any such notice, the requested Party shall enter into and sign a separate direct license agreement with such designated Affiliate of the requesting Party. All such direct license agreements shall be consistent with the terms and conditions of this Agreement, except for such modifications as may be required by the laws and regulations in the country in which the direct license will

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          be exercised. In countries where validity of the direct license agreement requires prior government approval or registration, such direct license agreement shall not become binding between the parties thereto until such approval or registration is granted, which approval or registration shall be obtained by the requesting Party. All costs of making a direct license under this Section 2.5 shall be borne by the requesting Party.

     2.6  Exclusive Working Relationship.

          2.6.1 Collaboration Targets. Notwithstanding the licenses granted under Sections 2.1 and 2.2 hereof, it is expressly understood and agreed by the Parties that:

                 (a) during the Screening Phase and the Screening Phase Tail, except as otherwise permitted pursuant to Section 4.5.4, ViroPharma and its Affiliates shall work exclusively with Wyeth and Wyeth's Affiliates in the Screening, Research, Development and Commercialization of Compounds and pharmaceutical products which are directed against any Collaboration Target for use in the Field, provided, however, that during the term of the Screening Phase Tail, either Party and/or its Affiliates shall be free to perform any of the activities required to bring any Compound in a Tail Compound Series to Development Candidate status, either (i) exclusively with the other Party and the other Party's Affiliates, or (ii) independently, after first having offered to collaborate with the other Party on such work, but in any case not with any Third Party, provided, however, that, in either event a Compound may only be declared to be a Lead Compound or a Development Candidate in accordance with the procedures set forth in Section 4.4 hereof;

                 (b) during the Research Program, Wyeth and its Affiliates shall work exclusively with ViroPharma and its Affiliates on the development of Compounds which are directed against Active Collaboration Targets; and

                 (c) during the term of this Agreement, neither Party nor its
                     Affiliates shall develop or commercialize any Active Compound for use outside of the Field, except in collaboration with the other Party and such other Party's Affiliates pursuant to an agreement to be negotiated by the Parties. Notwithstanding the foregoing, once a Compound has ceased to be an Active Compound, the Parties and their respective Affiliates shall be free to develop and/or commercialize such Compound for use outside of the Field, provided, however, that with respect to such Compound, as of the time such Compound ceases to be an Active Compound, Wyeth and its Affiliates shall have no further rights or licenses under the

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                     ViroPharma Technology and ViroPharma and its Affiliates
                     shall have no further rights or licenses under the Wyeth Technology.

          2.6.2 Other Targets. Notwithstanding any other provision in this Agreement, on and after the Restatement Date, each Party and its Affiliates would be free to perform on its own any screening of Compounds against Targets other than the Collaboration Target, and any research or development of Compounds directed against Targets other than the Collaboration Target, except that such right would not include the right to:

                 (a) use Compounds from the other Party's Chemical Library or
                     Compounds to which the other Party otherwise has proprietary rights,

                 (b) screen Compounds against the Collaboration Target except to the extent necessary to determine selectivity against Targets other than the Collaboration Target, or

                 (c) perform research or development on any Compound that is active against the Collaboration Target at the level that would make such a Compound a Hit.

                 Notwithstanding the foregoing, before December 9, 2004, neither Party may collaborate on any of the activities permitted under this Section 2.6.2 with a Third Party who has been granted rights to commercialize Compounds resulting from such activities.

          2.6.3 Limitations. For the sake of clarity, Wyeth would have no obligation to work exclusively with ViroPharma,

                 (a) with respect to any Biomolecule based pharmaceutical
                     products regardless of the Target of such product,

                 (b) with respect to Small Molecules based pharmaceutical
                     products directed against Targets that are not, at such time, Active Collaboration Targets, and

                 (c) during the Development Phase, with respect to Small
                     Molecule based pharmaceutical products directed against Targets for which no Small Molecule based pharmaceutical product is then being Developed under this Agreement.

     2.7 Right of Reference. Each Party hereby grants the other a "Right of Reference," as that term is defined in 21 C.F.R. (S) 314.3(b), to any data developed under this Agreement, and a Party shall provide a signed statement to this effect, if requested by the other, in accordance with 21 C.F.R. (S) 314.50(g)(3).

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3.   MANAGEMENT OF COLLABORATION.

     3.1  Joint Steering Committee.

          3.1.1 Formation; Membership. Within thirty (30) days after the Effective Date, ViroPharma and Wyeth shall establish a Joint Steering Committee (the "JSC") to oversee and control the collaborative discovery and preclinical and clinical development of Compounds and Products directed against an Active Collaboration Target for use in the Field, as further described below in this Agreement. The JSC shall be composed of an equal number of from two (2) to four (4) representatives from each Party as appointed by such Party, which representatives shall have expertise suitable to the then-current activities of the collaboration. The JSC shall initially have two (2) representatives from each Party, but the JSC may change its size from time to time by mutual consent of its members, provided, however, that the size of the JSC shall be no less than four (4) members and no greater than eight (8) members. A Party may replace one or more of its representatives from time to time upon written notice to the other Party. From time to time, the JSC may establish subcommittees to oversee specific projects or activities and such subcommittees shall be constituted as the JSC shall determine, but shall always include at least one (1) member from each Party. The JSC will exist until the termination of the Research Program, as set out in Section 4.3, unless the Parties otherwise agree in writing.

          3.1.2 Chairperson; Secretary. The chairperson of the JSC shall be designated by Wyeth. The chairperson will be responsible for scheduling meetings of the JSC, preparing agendas for meetings, sending to all JSC members notices of all regular meetings and agendas for such meetings at least five (5) business days before such meetings. The chairperson shall appoint a secretary for each meeting who will record the minutes of the meeting, circulate copies of meeting minutes to the Parties and each JSC member promptly following the meeting for review, comment and approval and finalize approved meeting minutes.

          3.1.3 Meetings. The JSC shall meet at least once each Calendar Quarter during the term of the Research Program, unless otherwise mutually agreed by the Parties. Either Party may call a special meeting of the JSC on fifteen (15) days written notice to the other Party and each of the JSC members. Such written notice shall include an agenda for the special meeting. Meetings, including, without limitation, special meetings, of the JSC will alternate between the offices of the Parties, unless otherwise agreed by the members of the JSC, or may be held telephonically or by video-conference. Meetings of the JSC shall be effective only if at least one (1)

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                 representative of each Party is in attendance or participating in the meeting. Members of the JSC shall have the right to participate in and vote at meetings by telephone. The most senior attending representative of each Party on the JSC shall have the right to vote on behalf of any members of the JSC from such Party not attending a JSC meeting in person or by telephone. Each Party shall be responsible for expenses incurred by its employees and its members of the JSC in attending or otherwise participating in JSC meetings.

          3.1.4 Decision Making. All decisions of the JSC shall be made by majority vote.
                 **************************************************************.

          3.1.5 Responsibilities of the JSC. In addition to its general responsibility to oversee and coordinate the development of Compounds and Products in the Field according to the Global Research and Development Plan and ensure a regular flow of research and development information between the Parties, the JSC shall in particular:

                 (a) develop the Global Research and Development Plan and the Annual Development Plan and Budget for the remainder of calendar year 1999 and for calendar year 2000 within sixty
                      (60) days after the Effective Date;

                 (b) review and update as necessary the Global Research and Development Plan and develop an Annual Development Plan and Budget for activities under the Global Research and Development Plan for subsequent calendar years no later than the October 31 immediately preceding each such subsequent calendar year;

                 (c) oversee the activities of each Party's project team that is performing such Party's obligations under the Research Program;

                 (d) facilitate the flow of information between the Parties with respect to all development work being conducted for each Compound and Product in the Field on a worldwide basis;

                 (e) review and approve all scientific and clinical protocols, which shall provide that all preclinical and clinical development work under this Agreement shall be conducted in accordance with GLPs and GCPs;

                 (f) review and approve the contents and filing of INDs, applications for Regulatory Approval, and related and supporting submissions to Regulatory Authorities; and

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                 (g)  until such time as the MSC is formed, review and approve premarketing activities and expenses.

     3.2  Marketing Steering Committee.

          3.2.1 Formation; Membership. As soon as agreed by the JSC, but not later than thirty (30) days after the initiation of the first Phase III Clinical Study of a Product, ViroPharma and Wyeth shall establish a Marketing Steering Committee (the "MSC") to develop and coordinate a Copromotion Territory Commercialization Plan and Annual Commercialization Plans and Budgets and to oversee the execution of each Party's responsibilities in the Copromotion Territory under the Copromotion Territory Commercialization Plan and the applicable Annual Commercialization Plan and Budget. The MSC shall be composed of an equal number of from two (2) to four (4) representatives from each Party as appointed by such Party, which representatives shall have expertise suitable to the then-current activities of the collaboration. The MSC shall initially have two (2) representatives from each Party, but the MSC may change its size from time to time by mutual consent of its members, provided, however, that the size of the MSC shall be no less than four (4) members and no greater than eight (8) members. A Party may replace one or more of its representatives from time to time upon written notice to the other Party. From time to time, the MSC may establish subcommittees to oversee specific projects or activities and such subcommittees shall be constituted as the MSC shall determine, but shall always include at least one (1) member from each Party. The MSC will exist for so long as a Product is Promoted by both of the Parties in the Copromotion Territory pursuant to this Agreement unless otherwise agreed, in writing, by the Parties.

          3.2.2 Chairperson; Secretary. The chairperson of the MSC shall be designated by Wyeth. The chairperson will be responsible for scheduling meetings of the MSC, preparing agendas for meetings, sending to all MSC members notices of all regular meetings and agendas for such meetings at least five (5) business days before such meetings. The chairperson shall appoint a secretary for each meeting who will record the minutes of the meeting, circulate copies of meeting minutes to the Parties and each MSC member promptly following the meeting for review, comment and approval and finalize approved meeting minutes.

          3.2.3 Meetings. After the MSC is formed in accordance with Section 3.2.1, the MSC shall meet at least once each Calendar Quarter, unless otherwise mutually agreed by the Parties. Either Party may call a special meeting of the MSC on fifteen (15) days written notice to the other Party and each of the MSC members. Such written notice shall include an agenda for the special meeting. Meetings, including, without limitation, special meetings, of the MSC will alternate between the offices of the Parties,

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                 unless otherwise agreed by the members of the MSC, or may be held telephonically or by video-conference. Meetings of the MSC shall be effective only if at least one (1) representative of each Party is in attendance or participating in the meeting. Members of the MSC shall have the right to participate in and vote at meetings by telephone. The most senior attending representative of each Party on the MSC shall have the right to vote on behalf of any members of the MSC from such Party not attending a MSC meeting in person or by telephone. Each Party shall be responsible for expenses incurred by its employees and its members of the MSC in attending or otherwise participating in MSC meetings.

          3.2.4 Decision Making. All decisions of the MSC shall be made by majority vote,
                 **************************************************************.

          3.2.5 Responsibilities of the MSC. In addition to its general responsibility to oversee and coordinate the Commercialization of Products in the Copromotion Territory according to the Copromotion Territory Commercialization Plan, the MSC shall in particular:

                 (a) not later than sixty (60) days after the filing of the first application for Regulatory Approval of a Product in the Copromotion Territory, complete and approve a Copromotion Territory Commercialization Plan for such Product and an Annual Commercialization Plan and Budget for such Product covering the period through the end of the first full calendar year after anticipated Regulatory Approval;

                 (b) oversee and coordinate the activities of the Parties in marketing, selling and distributing Products in the Copromotion Territory during the Term of this Agreement following Regulatory Approval of such Products in the Copromotion Territory; and

                 (c) not later than September 30 of each year after formation of the MSC establish an Annual Commercialization Plan and Budget describing each of the Parties' Commercialization activities and forecast the expected sales level of Products each in the Copromotion Territory during the following calendar year, which will guide the schedule of production of Products.

     3.3  Executive Steering Committee.

          3.3.1 Formation; Membership. Within thirty (30) days after the Effective Date, ViroPharma and Wyeth shall establish an Executive Steering Committee (the "ESC") to resolve disputes arising within the JSC and the MSC. The ESC shall be composed of two (2) representatives appointed

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                 by each of ViroPharma and Wyeth, provided, however, that no such representative is also a member of either the JSC or the MSC. A Party may replace one (1) or more of its representatives from time to time upon written notice to the other Party. The ESC shall exist until the expiration or earlier termination of this Agreement.

          3.3.2 Chairperson; Secretary. The chairperson of the ESC shall be designated by Wyeth. The chairperson will be responsible for scheduling meetings of the ESC, preparing agendas for meetings, sending to all ESC members notices of all regular meetings and agendas for such meetings at least five (5) business days before such meetings. The chairperson shall appoint a secretary for each meeting who will record the minutes of the meeting, circulate copies of meeting minutes to the Parties and each ESC member promptly following the meeting for review, comment and approval and finalize approved meeting minutes.

          3.3.3 Meetings. The ESC shall meet on an as needed basis, provided, however, that the ESC shall meet and decide on each matter presented to it within thirty (30) calendar days after each such matter is referred to it by the JSC or the MSC, as applicable. A matter shall be considered referred to the ESC as of the date that either Party provides each member of the ESC with a written description of the disputed matter, which written description shall include the positions taken by each member of the JSC or MSC, as applicable, as to such matter, all other information relevant to such matter and a copy of the minutes of each JSC or MSC meeting, as applicable, at which such matter was discussed. Within ten (10) days after such matter is so presented to the ESC, the chairman of the ESC shall notify each member of the ESC of the date, time and location of the ESC meeting to address such matter. The meetings of the ESC will alternate between the offices of the Parties, unless otherwise agreed by the members of the ESC, or may be held telephonically or by video-conference. Meetings of the ESC shall be effective only if at least one (1) representative of each Party is in attendance or participating in the meeting. An attending or participating representative of a Party shall have the right to vote on behalf of non-attending or non-participating member from such Party. Each Party shall be responsible for expenses incurred by its employees and its members of the ESC in attending or otherwise participating in ESC meetings.

          3.3.4 Decision Making. All decisions of the ESC shall be made by majority vote,
                 ***********************************************************.

          3.3.5 Dispute Resolution. If the ESC is unable to reach a decision with respect to any matter, such matter shall be referred for resolution ********************. The decision *****************

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                 with respect to such matter pursuant to this Section 3.3.5 shall be final and binding upon each of the Parties. Notwithstanding the foregoing, if an unresolved matter is presented ******************** for resolution as provided in this Section 3.3.5, ******************** refer the matter back to the ESC or the JSC, as applicable, for further consideration with a specified date by which the ESC or JSC, as applicable, must either resolve the matter or resubmit the matter **************** for final resolution.

          3.4 Authority. The Parties agree that, in voting on matters as described in this Article 3, it shall be conclusively presumed that each voting member of the JSC, MSC and ESC has the authority and approval of such member's respective senior management in casting his or her vote and decisions of the JSC, MSC and ESC made in accordance with this Article 3 shall be binding upon each of the Parties.

          3.5 Project Coordinators. Each Party shall designate one or two of its employees as project coordinator(s) for all of the activities contemplated under this Agreement. Such project coordinators will be responsible for the day-to-day coordination of the collaboration contemplated by this Agreement and will serve to facilitate communication between the Parties. A Party may, from time to time, replace its designated project coordinator(s) upon providing the other Party with written notice to that effect.

4.   RESEARCH AND DEVELOPMENT.

     4.1  The Research Program.

          4.1.1 General. Under the terms and conditions set forth herein, Wyeth and ViroPharma will collaborate in the conduct of a collaborative research program for the (i) identification and validation of Targets that may become Collaboration Targets and assay and screening methods utilizing such Targets and (ii) the discovery, identification, screening, and pre-clinical and clinical development of Compounds and Products active against Collaboration Targets for use in the Field (collectively, the "Research Program"). The Research Program shall consist of a Screening Phase, a Screening Phase Tail, if applicable, and with respect to any Compound identified by the JSC as a Hit during the Screening Phase, a Research Phase and, if warranted, a Development Phase. The Screening Phase of the Research Program (the "Screening Phase") will be focused on the development of Targets that may become Collaboration Targets, assays and Screening methods and the Screening of the ViroPharma Chemical Library, the Wyeth Chemical Library and any other library selected by mutual agreement of the Parties for the identification and validation of Hits. The Research Phase of the Research Program (the "Research Phase") will be focused on a medicinal chemistry program for the further evaluation of Hits, the development and validation of Lead

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                 Compound candidates, including, without limitation, Derivatives of Hits, screening and testing of Lead Compound candidates to identify and validate Lead Compounds, the optimization of Lead Compounds and their Derivatives, further preclinical Research and Screening of Lead Compounds to identify and select Development Candidates, and the further preclinical Development of Development Candidates. The Development Phase of the
                 Research Program (the "Development Phase") will be focused on the clinical Development of Development Candidates and Products.

     4.2  Research & Development Plans.

          4.2.1 Global Research and Development Plan. Within thirty (30) days following its formation, the JSC shall prepare and approve a global research and development plan (the "Global Research and Development Plan"). The Global Research and Development Plan shall consist of those tasks that the Parties agree are essential to the validation of Targets that may become Collaboration Targets, the discovery, validation and preclinical and clinical development of Compounds and Products which are directed against Active Collaboration Targets for use in the Field, and obtaining Regulatory Approval for Products in the world. The Global Research and Development Plan shall be kept current by the JSC, updated on such schedule as the JSC may determine but not less often than once per calendar year. The Global Research & Development Plan may only be modified or amended upon written approval of the JSC.

          4.2.2 Annual Development Plans. Within thirty (30) days following its formation, the JSC shall prepare and approve an annual development plan and budget (the "Annual Development Plan and Budget") addressing the collaborative Screening, Research and Development activities to be carried out by the Parties during the remainder of calendar year 1999 pursuant to this Agreement and the Global Research and Development Plan. Thereafter, on or before October 31 of each year, the JSC shall prepare and approve an Annual Development Plan and Budget addressing the collaborative Screening, Research and Development activities to be undertaken by the Parties during the following calendar year pursuant to this Agreement and the then current Global Research and Development Plan. Each Annual Development Plan and Budget shall include, without limitation, detailed plans for the characterization and validation of Targets that may become Collaboration Targets, the discovery and validation of Compounds which are directed against Active Collaboration Targets for use in the Field, the collaborative research and development of Compounds and Products which are directed against Active Collaboration Targets for use in the Field, designation of which Party is responsible for each task, staffing levels required to carry out such activities, and a budget setting forth the estimated expenditures required to carry out such

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                  activities. The Annual Development Plan and Budget may only be modified or amended upon written approval of the JSC.

     4.3 Term of Research Program. The Research Program shall extend until the termination of the latest of all of the following, including, if applicable, the last meeting of the JSC necessary to determine whether Hits in the Screening Phase Tail should be advanced to Development.

          4.3.1 Screening Phase. The Screening Phase of the Research Program shall begin on the Effective Date and, on a Collaboration Target by Collaboration Target basis, unless extended in accordance with this Section 4.3.1, shall extend until the five
                 (5) year anniversary of the Effective Date (the "Initial Term of the Screening Phase") unless this Agreement is earlier terminated in its entirety in accordance with Sections 11.4, 11.5, or 11.9.1 or with respect to such Collaboration Target in accordance with Section 11.7. The Initial Term of the Screening Phase of the Research Program may be extended by mutual agreement of the Parties on terms substantially the same as those set forth herein, unless otherwise agreed in writing by the Parties. On or before the day one hundred eighty (180) days before the expiration of the Initial Term of the Screening Phase of the Research Program or the then current extension thereof, as applicable, either Party may provide to the other Party written notice of its desire to extend the Screening Phase of the Research Program by one (1) additional year. Promptly after the other Party's receipt of such written notice the Parties shall commence discussions of the need and desire to extend the Screening Phase of the Research Program and if both Parties do not agree, in writing, to such extension on or before the day sixty (60) days before the expiration of the Initial Term of the Screening Phase or the then current extension thereof, the Term of the Screening Phase shall expire at the end of the Initial Term of the Screening Phase or the then current extension thereof, as applicable.

          4.3.2 Research Phase. The Research Phase of the Research Program shall commence, on a Compound by Compound basis, upon the JSC's designation of such Compound as a Hit, and shall extend until the later of (a) the initiation of the Development Phase for such Compound, or (b) such time as the JSC determines, in writing, to discontinue all Research on such Compound and not to advance such Compound to the Development Phase, unless earlier terminated in accordance with Sections 11.4, 11.5, 11.7 or 11.9.1.

          4.3.3 Screening Phase Tail. The Screening Phase Tail shall begin during the term of this Agreement, on a Compound-by-Compound basis, when such Compound is first screened and found by either Party to have any activity against any Collaboration Target, whether or not such Compound is determined to be a Hit, and shall extend until the one (1) year anniversary

June 26, 2003      Restated & Amended Collaboration Agreement            Page 31


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                 of the end of the Term of the Screening Phase, unless this
                 Agreement is earlier terminated in its entirety in accordance with Section 11.4 or 11.9.1 or pursuant to Section 11.7, with respect to any Collaboration Target identified pursuant to
                 Section 11.7(b) for which the Research Program has been terminated in accordance with Section 11.7, but regardless of whether this Agreement is earlier terminated in accordance with
                 Section 11.5. Within thirty (30) days after the end of the Screening Phase and within thirty (30) days after the end of the Screening Phase Tail, each Party shall prepare an inventory of Hits, Leads, Development Candidates, and Compounds in Development. Within ten (10) business days after the end of each Calendar Quarter during the Screening Phase Tail each Party shall provide to the other a written report detailing all data and information obtained by such Party with respect to any Compound from a Tail Compound Series studied by such Party during such Calendar Quarter. For the Calendar Quarter during which the Screening Phase Tail ends, such written reports shall be provided within ten (10) business days after the last day of the Screening Phase Tail. At any time during the Screening Phase Tail, either Party may propose in writing to the JSC that a Compound from a Tail Compound Series subject to the Screening Phase Tail be designated a Hit or Lead Compound and be further developed. Additionally, within thirty (30) days after the last day of the Screening Phase Tail, the JSC shall meet to determine whether any of the Compounds from Tail Compound Series studied by the Parties during the Screening Phase Tail shall be designated as a Hit or Lead Compound and further developed. If the JSC designates a Compound from a Tail Compound Series as a Hit or Lead Compound, then the Parties shall collaborate on further, Research, Development and Commercialization of such Compound consistent with the terms of this Agreement, regardless of whether this Agreement is earlier terminated in accordance with Section 11.5, in which event, such earlier termination shall be void and the effects of any such termination arising in accordance with Section 11.5.2 shall be reversed such that each Party thereafter has the rights it had immediately prior to such termination. If the JSC in good faith determines not to designate any such Compound from a Tail Compound Series as a Hit or a Lead Compound, then the Party owning such Compound may further Develop and Commercialize such Compound independently of the other Party subject to the restrictions of Section 2.6.

          4.3.4 Development Phase. With respect to any Compound, the Development Phase shall commence on the date an IND is filed seeking permission from the appropriate Regulatory Authority(ies) to conduct clinical studies of such Compound and shall continue until the JSC agrees to cease the clinical development of such Compound or until a Product containing such Compound has received Regulatory Approval in the Copromotion Territory and each country of the Wyeth Territory where Wyeth determines to apply for Regulatory Approval.

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     4.4  Selection of Additional Targets, Biomolecules, Hits, Lead Compounds,
          Development Candidates and Products.

          4.4.1 Selection of Additional Targets. During the Screening Phase, but subject to Section 1.23, the JSC may select one or more additional Targets as Collaboration Targets against which to Screen Compounds for activity. Likewise, during the term of the Screening Program, but subject to Section 1.23, the JSC may determine to discontinue Screening Compounds for activity against one or more Targets or to reinstate the screening of Compounds for activity against one or more Targets that were previously discontinued from Screening.

          4.4.2 Selection of Biomolecules as Compounds. Neither Party shall Screen or conduct any Research or Development under this Agreement on any Compound that is a Biomolecule unless the JSC first approves, in writing, the inclusion of such Biomolecule as a Compound under this Agreement.

          4.4.3 Selection of Hits. The JSC shall review the data obtained by the Parties in the Screening of Compounds, and, upon agreement that such data support a determination that such Compound has activity against the applicable Collaboration Target that meets or exceeds an active threshold established by the JSC for that Collaboration Target, such Compound shall be deemed to be a Hit.

          4.4.4 Selection of Lead Compounds. Based on criteria to be determined by the JSC, the JSC may select Lead Compounds during the Screening Phase, the Screening Phase Tail or the Research Phase from (a) Hits in the ViroPharma Chemical Library, the Wyeth Chemical Library or any other library the Parties shall mutually agree to screen in connection with the Research Program, and/or (b) any Derivative of any such Hits.

          4.4.5 Selection of Development Candidates. During the Research Phase, the JSC may select Development Candidates from those Compounds designated by the JSC as Lead Compounds and any Derivatives thereof. The JSC's selection of Development Candidates shall be based upon the JSC's determination to develop such Compound toward IND filing, based on criteria established by the JSC, which criteria may include, without limitation, consideration of the following factors: in vitro efficacy and potency, in vivo oral activity, efficacy and potency, medicinal chemistry criteria, toxicology studies required for IND filing, ancillary pharmacology studies, clinical drug substance stability and formulation, scale up compound synthesis and other competitive and commercial factors, including without limitation, the proprietary position of such Compound.

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          4.4.6  Selection of Products. Development Candidates will become
                 Products upon the filing of an IND for such Development Candidate, which filing will be made only after the JSC determines that such Development Candidate is suitable for clinical trials based on its preclinical profile and competitive and other commercial considerations.

     4.5  Conduct of the Research Program.

          4.5.1 General. ViroPharma and Wyeth shall each use its respective Commercially Reasonable Efforts to perform its obligations under the Research Program in accordance with the Global Research and Development Plan and the then current Annual Development Plan and Budget and each Party shall perform such obligations in accordance with applicable GLPs and GCPs. ViroPharma and Wyeth shall each use its respective Commercially Reasonable Efforts to together advance up to five (5) Compounds to Product status by March 18, 2006. All activities to be undertaken in the performance of the Research Program shall be carried out by employees of the Parties and/or their respective Affiliates, provided, however, that if either Party is able to reasonably demonstrate, and the JSC agrees, that it would be in the best interests of both Parties to contract with one (1) or more Third Parties to perform certain tasks under the Research Program, the Party responsible for such task may enter into a contract with a Third Party to perform such task, which contract shall be subject to the prior written approval of the JSC. In determining whether to utilize the services of any Third Party in conducting activities under the Research Program, the Parties shall consider, inter alia, what would be the most efficient and cost-effective means for accomplishing the proposed activity, any relevant intellectual property issues that may impede a Third Party's ability to perform the proposed activity or that may warrant limiting the performance of the proposed activity to one of the Parties, and other relevant factors.

          4.5.2 Discovery Headcount and Development Leadership. Wyeth shall lead Research on any ******** Compounds and ViroPharma shall lead Research on any ********* Compounds, in each case up to and including the filing of an IND for such Compounds. The JSC shall determine which Party will lead the further Development of these Compounds and of any other Compound families, in each case in the best interests of the alliance. The Parties shall collectively devote ******** FTEs to Screening and Research activities, unless otherwise agreed by unanimous vote of the JSC. Of these, ViroPharma shall contribute ********* and ***********, and Wyeth shall contribute *********** and **********, unless otherwise agreed by unanimous vote of the JSC.

          4.5.3 Performance of Clinical Work. The responsibility for performing clinical studies of each Product will be assigned to Wyeth and/or Third

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                 Party contractors selected by the JSC in accordance with this
                 Section 4.5. Notwithstanding the foregoing, ViroPharma shall be given the opportunity to perform three (3) clinical studies in the Development of Products in the Copromotion Territory under this Agreement, which clinical studies shall consist of one (1) Phase I Clinical Study, one (1) Phase II Clinical Study and one
                 (1) Phase III Clinical Study, ****************************.
                 Within thirty (30) days of the JSC's deciding that a clinical study on a Product is warranted, *****************************.
                 If the JSC agrees, in writing, such agreement not to be unreasonably withheld, ***************************, the Annual Development Plan and Budget for the calendar year in which such clinical study is to take place shall assign responsibility for such clinical study to ViroPharma, or be amended to reflect such assignment of responsibility. **************************** **********************************. Notwithstanding the
                 foregoing, the JSC may assign to ViroPharma responsibility for conducting additional clinical trials beyond the three (3) described above in this Section 4.5.

          4.5.4 Disagreement about Designation of a Compound as a Development Candidate. If, (a) for ************** there has been no Compound that is in Development Candidate status or beyond (for the sake of clarity, Compounds which, (i) are being clinically developed, (ii) for which an NDA or equivalent regulatory approval is pending, or (iii) are being commercialized, would all be considered to be in Development Candidate status or beyond), and (b) the Parties disagree about advancing a specific Lead Compound (that at such time is an Active Compound directed against an Active Collaboration Target) to Development Candidate status, then ViroPharma shall be permitted to develop such Lead Compound on its own and at its sole expense, notwithstanding any provision in Section 4.6 below to the contrary. During the Option Period, (i) ViroPharma shall share all data on such Compound with Wyeth, including any data contained in regulatory submissions, (ii) ViroPharma shall not enter into any agreement with a Third Party whereby such Third Party obtains any right to develop or commercialize such Compound other than in connection with an assignment by ViroPharma of all of ViroPharma's rights and obligations under this Agreement, to the extent permitted under Section 13.1 hereof, in connection with the transfer or sale of all or substantially all of ViroPharma's assets, stock or business to such Third Party or ViroPharma's merger or consolidation with such Third Party, and (iii) notwithstanding, clause (ii) above, ViroPharma, at ViroPharma's sole expense, may enter into an agreement with a Third Party for the sole purpose of such Third Party performing development work on such Compound on ViroPharma's behalf, provided, that such Third Party obtains no commercialization rights with respect to such Compound through such agreement or otherwise. Until the end of the Option Period,

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                 Wyeth shall have the exclusive option to reacquire the right to jointly develop and commercialize such Compound as further described below. If Wyeth exercises such option, Wyeth shall pay ViroPharma **********************************************.
                 Thereafter, the Compound shall remain subject to the terms of this Agreement for its continued Development and Commercialization. If, before the end of the Option Period, Wyeth has not exercised such option, ViroPharma shall pay Wyeth **********************************, and Wyeth shall be entitled to a royalty of ******************** of the Net Sales obtained from the sale of such Compound in the world by ViroPharma, its Affiliates or sublicensees.

     4.6  Funding of the Research Program.

          4.6.1 Pre-Development Expenses. The Parties shall share the Pre-Development Expenses ***********.

          4.6.2 Development Expenses. The Parties shall share the Development Expenses, on a Product by Product basis, as follows:

                 (a) Wyeth shall be responsible for **************** and ViroPharma shall be responsible for *************** of the Development Expenses incurred by either Party.

                 (b) Expenses incurred by the Parties for the continued development of a Product in a country of the Copromotion Territory (i.e., for Phase IV clinical studies, studies supporting approval of additional indications or labeling changes or other post-marketing studies) will be treated as Post-Approval Research and Regulatory Expenses pursuant to Section 6.1.8(c).

          4.6.3 Payment of Expenses; R&D Accounts. Subject to reconciliation as provided in Section 4.6.5, each Party shall be responsible and pay for the expenses incurred by it in performing its obligations under the Research Program. Subject to the limitations set forth in Section 4.6.4, each Party shall charge all such expenses so incurred by it or its Affiliates to a separate account created by such Party on its books and records solely for the purpose of tracking expenses incurred in connection with the Research Program (each, a "R&D Account"). Within thirty (30) days after the end of each Calendar Quarter, each Party shall submit to the other Party a written summary of all expenses charged to its R&D Account during such Calendar Quarter, which summary shall be accompanied by reasonable supporting documentation for such expenses.

          4.6.4 Expense Limitations. The expenses charged by either Party to its R&D Account in accordance with Section 4.6.3, shall not be in an amount in

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                 excess of *************** of the amount included for such
                 expenses in the then current Annual Development Plan and Budget unless the JSC recommends and the respective R&D management of each Party approves such excess expenses. Additionally, the Parties hereby agree that efforts of the employees of a Party or its Affiliates in performing its obligations under the Research Program shall be charged to such Party's R&D Account at the rate of *************************************, or such other amount as may be agreed to from time to time in writing by the Parties, for efforts in support of preclinical studies of a Compound or otherwise performed in the Screening Phase or the Research Phase of the Research Program and ************************************, or such other amount as may be agreed to from time to time in writing by the Parties, for efforts in support of clinical studies of a Compound or Product or otherwise performed as part of the Development Phase of the Research Program, provided, however, that only those efforts that are contemplated by the Global Research and Development Plan and/or the applicable Annual Development Plan and Budget shall be chargeable by a Party to its R&D Account, except as otherwise approved in writing by the JSC. All payments made by a Party to a Third Party in connection with the performance of its obligations under the Research Program shall be charged to such Party's R&D Account at such Party's actual out-of-pocket cost. Expenses incurred by each Party for equipment, materials and supplies utilized in performing its obligations under the Research Program shall not be separately charged to such Party's R&D Account, except for those expenses incurred by a Party, with the prior written consent of the JSC, in the purchase or making of equipment, materials or supplies (other than common laboratory supplies, e.g., pipettes, test tubes, petri dishes, reagents, and the like) that are to be used exclusively in connection with the performance of such Party's obligations under the Research Program (e.g., laboratory animals, compounds that are Development Candidates, Products, placebo supplies, etc.), which expenses shall be charged to such Party's R&D Account at such Party's actual out-of-pocket expense incurred in purchasing or making such equipment, materials or supplies. Notwithstanding the foregoing, in the case of materials supplied to the Parties by Wyeth for use in clinical trials of Compounds or Products, Wyeth shall charge to its R&D Account its Fully Absorbed Standard Cost for such materials, as adjusted to account for manufacturing cost variances allocable to such materials.

          4.6.5 Reconciliation of Expenses. Within sixty (60) days after the end of each Calendar Quarter, Wyeth shall prepare a reconciliation report, accompanied by reasonable supporting documents and calculations, which reconciles the amounts charged to each Party's R&D Account during such Calendar Quarter pursuant to Section 4.6.3 separately for each of Pre-Development Expenses and Development Expenses, including, without limitation, making any necessary adjustments for prior period

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                 manufacturing cost variances allocable to Products utilized in
                 Development, and the share of the Parties' aggregate Pre-Development Expenses and separately, the Parties' aggregate Development Expenses to be allocated to each of the Parties for such Calendar Quarter in accordance with Sections 4.6.1 and
                 4.6.2. (For the sake of clarity: two separate reconciliations will be made - one for Pre-Development Expenses, and one for Development Expenses, and the amount of any R&D Shortfall attributable to Pre-Development Expenses shall not be set-off against the amount of any R&D Shortfall attributable to Development Expenses.) Within thirty (30) days after Wyeth delivers such reconciliation report to ViroPharma (the "R&D Payment Period"), the net amount shown as being due either Wyeth or ViroPharma for each of Pre-Development Expenses and Development Expenses (each, an "R&D Shortfall") will be paid by the Party owing such amount, provided, however, that in the event ViroPharma is the Party owing either or both such amounts to Wyeth,

                 (a) in 2002, if both ViroPharma and Wyeth have an R&D Shortfall, and ViroPharma's R&D Shortfall is greater, then ViroPharma may, by written notice to Wyeth provided within the R&D Payment Period, *********************************;
                      and

                 (b)  after 2002,

                      (i) ViroPharma may, by written notice to Wyeth provided within the R&D Payment Period, ********************,

                      (ii) if in any single calendar year the sum of ViroPharma's quarterly R&D Shortfalls for the year attributable to Development Expenses, if any, less the sum of Wyeth's

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

                            quarterly R&D Shortfalls for the year attributable to Development Expenses, if any, is greater than ********, then

                            a)  ****************************************,

                            b) the reconciliation report for the last Calendar Quarter of each calendar year shall include a reconciliation of Pre-Development Expenses *************************************, and

                      (iii) if in any single calendar year the sum of
                            ViroPharma's quarterly R&D Shortfalls for the year attributable to Development Expenses, if any, less the sum of Wyeth's quarterly R&D Shortfalls for the year attributable to Development Expenses, if any, is ********, then *********************************.

                 If, with respect to any calendar year, ViroPharma has an R&D Shortfall for which it is to reimburse Wyeth, the balance in the R&D Reimbursement Account has been exhausted, and ViroPharma is unable or otherwise fails to pay to Wyeth all or part of the R&D Shortfall before the end of the thirty (30) day period required by this Section 4.6.5, then the unpaid portion of the R&D Shortfall (the "Deferred Payment") shall accumulate interest at the annual interest rate of twelve percent (12%), compounded monthly, and shall be repaid to Wyeth ***********************************************************,
                 until all such R&D Shortfalls and any interest accrued thereon are paid in full. Notwithstanding the foregoing, all Deferred Payments

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

                 and all interest accumulating thereon shall be due and payable to Wyeth within seven (7) years after the end of the thirty
                 (30) day period described above in this Section 4.6.5. The failure of ViroPharma to pay to Wyeth all or part of an R&D Shortfall prior to the end of such seven (7) year period shall not be a material breach of this Agreement for purposes of
                 Section 11.4.

          4.6.6 Records and Audits. During the term of this Agreement, each Party shall keep and maintain accurate and complete records showing the expenses incurred by it in performing its obligations under the Research Program during the three (3) preceding calendar years, which books and records shall be in sufficient detail such that each such expense can be (i) allocated as a Pre-Development Expense or a Development Expense and (ii) in the case of Development Expenses, allocated to particular clinical trials or activities such that each Party's responsibility for such expenses as provided in Section 4.6.2 can accurately be determined. Upon fifteen (15) days prior written notice from a Party (the "Auditing Party"), the other Party (the "Audited Party") shall permit an independent certified public accounting firm of nationally recognized standing selected by the Auditing Party and reasonably acceptable to the Audited Party, to examine the relevant books and records of the Audited Party and its Affiliates as may be reasonably necessary to verify the reports submitted by the Audited Party in accordance with Section 4.6.3 and the accuracy of the reconciliation report prepared in accordance with
                 Section 4.6.5. An examination by a Party under this Section
                 4.6.6 shall occur not more than once in any calendar year and shall be limited to the pertinent books and records for any calendar year ending not more than thirty-six (36) months before the date of the request. The accounting firm shall be provided access to such books and records at the Audited Party's facility(ies) where such books and records are normally kept and such examination shall be conducted during the Audited Party's normal business hours. The Audited Party may require the accounting firm to sign a standard non-disclosure agreement before providing the accounting firm access to the Audited Party's facilities or records. Upon completion of the audit, the accounting firm shall provide both Wyeth and ViroPharma a written report disclosing whether the reports submitted by the Audited Party are correct or incorrect and the specific details concerning any discrepancies. No other information shall be provided to the Auditing Party. If the accountant determines that, based on errors in the reports so submitted, the reconciliation report prepared in accordance with Section 4.6.5 is incorrect, the Parties shall promptly revise the reconciliation report and any additional amount owed by one Party to the other shall be paid within thirty days after receipt of the accountant's report, along with interest at the annual interest rate of twelve percent (12%), compounded monthly from the date that such additional amount should have first been paid, provided, however, that no such interest shall be payable if the errors


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

                 leading to the reconciliation report being incorrect were in the reports provided by the Party to receive such additional amount. Additionally, if the accountant determines that the reports submitted by the Audited Party overstate the Audited Party's expenses by more than ten percent (10%), the Audited Party shall reimburse the Auditing Party for the expenses incurred by the Auditing Party in conducting the audit.

     4.7  Reporting and Disclosure.

          4.7.1 Reports. Before each quarterly meeting of the JSC, ViroPharma and Wyeth will each provide the other with written copies of all materials they intend to present at the JSC meeting plus, to the extent not set forth in the JSC materials, a written report summarizing any other material data and information arising out of the conduct of the Research Program. If after receipt of any such report, either Party shall request additional data or information relating to Research Program data or Collaboration Technology licensed hereunder, the Party to whom such request is made shall promptly provide to the other Party such data or information that such Party reasonably believes is necessary for the continued conduct of the Research Program.

          4.7.2 Quarterly Meeting. At the quarterly meeting of the JSC, Wyeth and ViroPharma will review in reasonable detail (i) all data and information generated in the conduct of the Research Program by each Party, and (ii) all Collaboration Technology licensed hereunder developed by the Parties.

          4.7.3 Disclosure. During the term of the Research Program, the Parties will promptly disclose to one another all data, information, Inventions, techniques and discoveries (whether patentable or not) arising out of the conduct of the Research Program and all Inventions, techniques and discoveries (whether patentable or not) included in Collaboration Technology licensed hereunder.

5.   MANUFACTURING OF PRODUCTS; REGULATORY MATTERS.

     5.1 Manufacturing. Pursuant to the licenses granted to Wyeth in Section 2, Wyeth shall have the exclusive right to manufacture, either itself and/or through Third Parties selected by Wyeth, Products under the Agreement. To the extent possible, Wyeth shall notify ViroPharma at least one (1) year before any anticipated occurrence of the inability of Wyeth to supply one hundred fifteen percent (115%) of the commercial demands for Product in the Co-Promotion Territory as forecast by the MSC. Within fifteen (15) days of such notice the MSC shall meet to discuss the need to identify and obtain a secondary source of Product supply to avoid or reduce the effect of any shortage. Additionally, after the First Commercial Sale of a Product in the Copromotion Territory, Wyeth shall, by December 1 of each year, provide ViroPharma with an estimate of Wyeth's

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          expected Fully Absorbed Standard Cost for manufacturing the full estimated commercial needs for such Product for sale in the Copromotion Territory for the upcoming calendar year. Wyeth shall provide ViroPharma with an updated estimate from time to time if an unexpected event occurs that significantly raises or lowers the last estimate that Wyeth provided to ViroPharma.

     5.2 Labeling. To the extent permitted by applicable laws and regulations, as may be reasonably requested by ViroPharma, Wyeth shall include in all Product Labels, Labeling, and Packaging, as those terms are use in the FD&C Act, a statement indicating that such Product was developed in collaboration with ViroPharma.

     5.3 Regulatory Approvals. Wyeth shall file, in its own name, all applications for Regulatory Approval for Products in the Copromotion Territory and in those countries of the Wyeth Territory where Wyeth, in its sole discretion, determines it is commercially advantageous to do so. Wyeth shall have the primary responsibility for communicating with any Regulatory Authority regarding any application for Regulatory Approval or any Regulatory Approval once granted, provided, however, that ViroPharma shall, upon Wyeth's request, and at ViroPharma's expense, (a) provide Wyeth with advice and reasonable assistance in
          (i) developing a Regulatory Approval filing strategy for Products,
          (ii) reviewing study reports from clinical trials of Products, (iii) preparing applications for Regulatory Approval for Products, (iv) preparing supplements to applications for Regulatory Approval for Products, (v) responding to questions from Regulatory Authorities regarding applications for Regulatory Approval or any supplement thereto and (b) participate in interactions with Regulatory Authorities concerning the Products.

     5.4 Regulatory Reporting. Wyeth shall be responsible for filing all reports required to be filed in order to maintain any Regulatory Approvals granted for Products in the world, including, without limitation, adverse drug experience reports. ViroPharma shall cooperate with Wyeth in preparing and filing all such reports and, upon Wyeth's request, provide Wyeth with any information in ViroPharma's possession or Control which Wyeth reasonably deems to be relevant to any such reports. Notwithstanding the foregoing, to the extent ViroPharma has or receives any information regarding any adverse drug experience which may be related to the use of any Product, ViroPharma shall promptly provide Wyeth with all such information in accordance with the Adverse Event Reporting Procedures (as may be amended from time to time upon mutual agreement of the Parties) set forth in Exhibit 5.4 attached hereto. Expenses (both internal expenses and out-pocket costs paid to a Third Party) incurred by a Party in performing its regulatory reporting obligations under this Section 5.4 in connection with Regulatory Approvals in the Copromotion Territory shall be charged by such Party to such Party's Marketing Account for such Product as a Post-Approval Research and Regulatory Expense. Wyeth shall be solely responsible for expenses incurred by it in performing its regulatory reporting obligations under this Section 5.4 in connection with Regulatory Approvals in the Wyeth Territory.

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6.   COMMERCIALIZATION OF PRODUCTS.

     6.1  Commercialization in the Copromotion Territory.

          6.1.1 Principles of Copromotion. Pursuant to the licenses granted to Wyeth in Section 2, Wyeth shall have the exclusive right to Commercialize each Product in the Field in the Copromotion Territory during the term of this Agreement. Notwithstanding the foregoing, ViroPharma, subject to this Section 6.1 and
                 Section 11.6, shall have the right to Promote each Product, jointly with Wyeth, in the Copromotion Territory, using professional sales representatives that are full time employees of ViroPharma or that are employees of Contract Sales Organizations ("CSOs"). The Parties' marketing activities shall comply with the terms of this Agreement and the Copromotion Territory Commercialization Plan.

          6.1.2 Commercialization Plan. On a Product by Product basis, not later than sixty (60) days after the filing of the first application for Regulatory Approval of a Product in the Copromotion Territory, the MSC shall prepare and approve a rolling multiyear (not less than three (3) years) plan for Commercializing such Product in the Copromotion Territory (the "Copromotion Territory Commercialization Plan"), which plan includes a comprehensive market development, marketing, sales, supply and distribution strategy for such Product in the Copromotion Territory. The Copromotion Territory Commercialization Plan shall be updated by the MSC at least once each calendar year such that it addresses no less than the three (3) upcoming years. Not later than thirty (30) days after the filing of the first application for Regulatory Approval of a Product in the Copromotion Territory and thereafter on or before September 30 of each calendar year, the MSC shall prepare an annual commercialization plan and budget (the "Annual Commercialization Plan and Budget"), which plan is based on the then current Copromotion Territory Commercialization Plan and includes a comprehensive market development, marketing, sales, supply and distribution strategy, including an overall budget for anticipated marketing, promotion and sales efforts in the upcoming calendar year (the first such Annual Development Plan and Budget shall cover the remainder of the calendar year in which such Product is anticipated to be approved plus the first full calendar year thereafter). The Annual Commercialization Plan and Budget will specify which Target Markets and distribution channels each Party shall devote its respective Promotion efforts towards, the personnel and other resources to be devoted by each Party to such efforts, the number and positioning of Details to be performed by each Party, as well as market and sales forecasts and related operating expenses, for the Product in each country of the Copromotion Territory, and budgets for projected Pre-Marketing

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                 Expenses, Sales and Marketing Expenses and Post-Approval
                 Research and Regulatory Expenses. In preparing and updating the Copromotion Territory Commercialization Plan and each Annual Commercialization Plan and Budget, the MSC will take into consideration factors such as market conditions, regulatory issues and competition.

          6.1.3 Allocation of Target Markets; Sales Effort. On a Product by Product basis, at least ninety (90) days before the launch of such Product in a country of the Copromotion Territory and thereafter, at least ninety (90) days before the beginning of each calendar year, the MSC ************* in such country and ****************** on the following criteria and conditions:

                 (a) each *************** in each country of the Copromotion Territory shall, as much as is reasonably possible, ***************** for such Product expected to be made in such country of the Copromotion Territory in accordance with the **************************** for the Promotion of such Product in such country;

                 (b)  the inclusion of ***********************************;

                 (c)  Wyeth's aggregate **********************************; and

                 (d) the MSC may not, without the prior written consent of the President of ViroPharma,********************************.

                 The number of Details assigned to a Party by the MSC in accordance with this Section 6.1.3 shall be such Party's
                 ***************************.

          6.1.4 Incremental Sales Force Effort. If a Party is asked by the MSC to deliver more sales force effort than that which is agreed by the Parties to be more than a 50/50 selling effort in any Calendar Quarter, and if such Party provides such increased sales force effort (the "Incremental Sales Force Effort"), such Party shall be entitled to charge the cost of the Incremental Sales Force Effort to such Party's Marketing Account as an Incremental Sales Force Effort Expense. The cost to be so charged shall be at a rate approved by the MSC at the time such Incremental Sales Force Effort is requested and shall be on a cost per Detail basis. If Wyeth is the Party providing the Incremental Sales Force Effort, Wyeth shall be reimbursed for its Incremental Sales Force Expense by deducting the Incremental Sales Force Expense incurred for such Calendar Quarter from the Net Sales of such Product sold during such Calendar Quarter prior to the allocation of Net Profits for such Calendar Quarter. If ViroPharma is the Party providing the Incremental Sales Force Effort, Wyeth shall reimburse ViroPharma for its Incremental Sales Force Expense by

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                 deducting such Incremental Sales Force Expense from the Net
                 Sales of such Product sold during such Calendar Quarter prior to the allocation of Net Products for such Calendar Quarter and distributing such deducted amount to ViroPharma simultaneously with the distribution of Net Profits to ViroPharma for such Calendar Quarter. The Party incurring the Incremental Sales Force Expense shall report the same to the other Party as part of the reports submitted under Section 6.1.8(d).

          6.1.5 Extra Effort. If a Party expends more effort than originally required of it by the Copromotion Territory Commercialization Plan in order to perform Details that were part of the other Party's Assigned Sales Force Effort, and that the other Party fails to perform and which additional effort is approved in advance by the MSC ("Extra Effort"), the first Party shall be entitled to charge the costs of the Extra Effort ("Extra Effort Expense") to its Marketing Account on a cost per Detail basis consistent with Section 6.1.8(d), as well as twelve percent (12%) annual interest, compounded monthly, accrued on the amount charged for the period in which the Extra Effort is expended. If Wyeth is the Party providing the Extra Effort, Wyeth shall be reimbursed for its Extra Effort Expense by deducting the Extra Effort Expense incurred for such Calendar Quarter from the Net Sales of such Product sold during such Calendar Quarter before the allocation of Net Profits for such Calendar Quarter. If ViroPharma is the Party providing the Extra Effort, Wyeth shall reimburse ViroPharma for its Extra Effort Expense by deducting such Extra Effort Expense from the Net Sales of such Product sold during such Calendar Quarter before the allocation of Net Products for such Calendar Quarter and distributing such deducted amount to ViroPharma simultaneously with the distribution of Net Profits to ViroPharma for such Calendar Quarter. The Party incurring the Extra Effort Expense shall report the same to the other Party as part of the reports submitted under Section 6.1.8(d).

          6.1.6  Performance Metrics. The **************************** or as
                 part of any ******************* shall be determined according to Detail reporting mechanisms and methodology that are approved and applied consistently by the MSC.

          6.1.7 Sales and Distribution; Recalls. During the term of this Agreement, Wyeth shall be responsible for:

                 (a) distribution of all Products in the Copromotion Territory hereunder, the booking of all sales with respect to such Products and the performance of related services. If ViroPharma receives any order for the Product in the Copromotion Territory during the term of this Agreement, it shall promptly refer such orders to Wyeth.

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                 (b)  handling and implementing all recalls and market
                      withdrawals of any Product in the Copromotion Territory. ViroPharma will make available to Wyeth, upon request, all of ViroPharma's pertinent records that Wyeth may reasonably request to assist it in effecting any recall or market withdrawals. Except as expressly otherwise provided below in this Section 6.1.7(b), the Parties shall share equally all other costs of a recall or marketing withdrawal of a Product in the Co-Promotion Territory. Notwithstanding the foregoing, a Party shall bear any and all costs of a recall or market withdrawal of a Product in the Co-Promotion Territory to the extent such recall or market withdrawal results from a negligent act or omission or intentional misconduct on the part of such Party, including, without limitation, the breach of any of such Party's warranties under Sections 10.3(d) or 10.3(e) hereof, and not from a negligent act or omission or intentional misconduct on the part of the other Party. A Party shall have no obligation to reimburse or otherwise compensate the other Party for any lost profits or income that may arise in connection with any such recall or market withdrawal.

                 (c) handling all aspects of order processing, invoicing and collection, inventory and receivables.

                 (d) providing customer support, including handling medical queries, and performing other functions consistent with consumer practice for pharmaceutical products consistent with the then current Copromotion Territory
                      Commercialization Plan and the applicable Annual Commercialization Plan and Budget.

          6.1.8  Commercialization Expenses.

                 (a) Pre-Marketing Expenses. On a Product by Product and country by country basis, before Regulatory Approval of such Product in such country of the Copromotion Territory, the Pre-Marketing Expenses incurred by the Parties with respect to such Product in anticipation of obtaining Regulatory Approval of such Product in such country shall *****************************. As such Pre-Marketing
                      Expenses are incurred they shall be paid for by the Party incurring such expenses, subject to reimbursement as set forth in Section 6.1.8(g).

                 (b) Sales and Marketing Expenses. On a Product by Product and country by country basis, after Regulatory Approval of such Product in such country of the Copromotion Territory, the Sales and Marketing Expenses incurred by the Parties shall **********************. The costs of a Party's professional

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                      sales representatives and marketing personnel
                      ***********************************.

                 (c) Post-Approval Research and Regulatory Expenses. On a Product by Product and country by country basis, after Regulatory Approval of such Product in such country of the Copromotion Territory, the Post-Approval Research and Regulatory Expenses incurred by the Parties in connection with such Product in such country shall
                      *************************.

                 (d) Payment of Expenses; Marketing Accounts. Subject to reconciliation as provided in Sections 6.1.8(f) or 6.1.8(g), as applicable, **************************.
                      Subject to the limitations set forth in Section 6.1.8(e), each Party shall charge all such expenses so incurred by it or its Affiliates to a separate account created by such Party on its books and records solely for the purpose of tracking expenses incurred in connection with the marketing, Promotion, distribution and sale of Products in the Copromotion Territory (each, a "Marketing Account"). Within thirty (30) days after the end of each Calendar Quarter, each Party shall submit to the other Party a written summary of all Pre-Marketing Expenses, Sales and Marketing Expenses, Post-Approval Research and Regulatory Expenses, Incremental Sales Force Expenses and Extra Effort Expenses incurred by it in performing its obligations in connection with the marketing, Promotion, distribution and sale of Products in the Copromotion Territory, charged to its Marketing Account during such Calendar Quarter, which summary shall be accompanied by reasonable supporting documentation for such expenses.

                 (e) Expense Limitations. The Pre-Marketing Expenses, Sales and Marketing Expenses and Post-Approval Research and Regulatory Expenses charged by either Party to its Marketing Account in accordance with this Section 6.1.8, shall not be in amount in excess of ********************* of the amount included for such expenses in the then current Annual Commercialization Plan and Budget, unless the MSC approves such excess expenses. All payments made by a Party to any Third Party in connection with the performance of its obligations in connection with the Commercialization of a Product in the Copromotion Territory shall be charged to such Party's Marketing Account at such Party's actual out-of-pocket cost incurred in accordance with the MSC approved contract entered into with such Third Party.

                 (f)  Reconciliation of Pre-Marketing Expenses. Within sixty
                      (60) days after the end of each Calendar Quarter, Wyeth shall prepare a

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                      reconciliation report, accompanied by reasonable
                      supporting documentation and calculations, which reconciles the Pre-Marketing Expenses charged to each Party's Marketing Account during such Calendar Quarter pursuant to this Section 6.1.8 and the share of the Parties' aggregate Pre-Marketing Expenses to be allocated to each of the Parties for such Calendar Quarter in accordance with this Section 6.1.8. Within thirty (30) days after Wyeth delivers such reconciliation report to ViroPharma, ***********************************. If, with respect to any Calendar Quarter, ViroPharma has a Pre-Marketing Expense Shortfall for which it is to reimburse Wyeth and ViroPharma is unable or otherwise fails to pay to Wyeth all or part of the Pre-Marketing Expense Shortfall before the end of the thirty (30) day period required by this Section 6.1.8(f), the unpaid portion of the Pre-Marketing Shortfall would accumulate interest at the annual interest rate of twelve percent (12%), compounded monthly, and would be combined with any R&D Shortfall and repaid to Wyeth in accordance with
                      Section 4.6.5.

                 (g) Reimbursement of Sales and Marketing Expenses and Post-Approval Research and Regulatory Expenses. At the time Wyeth, pursuant to Section 7.6.3, distributes to ViroPharma, ViroPharma's share of

                      Net Profits obtained from the sale of a Product in a country of the Copromotion Territory during any Calendar Quarter, Wyeth shall also reimburse each of Wyeth and ViroPharma for those Sales and Marketing Expenses, Post-Approval Research and Regulatory Expenses, Incremental Sales Force Effort Expenses, and Extra Effort Expenses that are (i) directly allocable to the Commercialization of such Product in such country during such Calendar Quarter (ii) properly charged by such Party to its Marketing Account and (iii) reported to the other Party in accordance with this Section 6.1.8. Such reimbursements shall be made solely from revenues obtained by Wyeth which are attributable to the Net Sales of such Product in such country of the Copromotion Territory, **********************************. If the Net Sales
                      ***************************************** shall be carried over on such Party's Marketing Account into subsequent Calendar Quarters *****************************.

          6.1.9 Marketing and Promotional Materials. The MSC shall determine the content, quantity and method of distribution of any promotional materials related to the Product in the Copromotion Territory, provided, however, that all such marketing and promotional materials shall be subject to the approval of Wyeth's and ViroPharma's legal, medical affairs, marketing and regulatory affairs department before any use thereof by either Party. Wyeth will be responsible for preparing and duplicating such marketing

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

                 and promotional materials and shall provide reasonable quantities of the same to ViroPharma for use by ViroPharma in connection with its Promotion of the Product in the Copromotion Territory hereunder. Each Party shall use only marketing and promotional materials approved by the MSC and provided by Wyeth. All copyright and other intellectual property rights in said promotional materials shall remain vested in Wyeth. Neither Party may not independently create, distribute or use sales, promotion or other similar material relating to a Product in the Copromotion Territory without the prior written consent of either the MSC or the other Party.

          6.1.10 Promotional Claims. Each Party shall limit the claims of safety and efficacy that such Party or its sales force makes for a Product in the Copromotion Territory to those that are consistent with the approved labeling for such Product in such country of the Copromotion Territory. Neither Party may add, delete or modify claims of efficacy or safety in its Promotion of any Product in the Copromotion Territory nor make any changes in Promotion materials and literature approved by the MSC. Each Party's Detailing and Promotion of a Product in the Copromotion Territory shall be in strict adherence to all regulatory, professional and legal requirements including, without limitation, FDA's regulations and guidelines concerning the advertising of prescription drug products, the American Medical Association's Guidelines on Gifts to Physicians, the PhRMA Guidelines for Marketing Practices, the ACCME Standards for Commercial Support of Continuing Medical Education, the then current Copromotion Territory Commercialization Plan for the Product and any updates thereto.

          6.1.11 Samples. When Detailing and Sampling the Product, each Party's professional sales representative shall complete Sample Receipt Forms provided by Wyeth. A copy of the completed Sample Receipt Forms shall be left with the Physician receiving the Detail. Such professional sales representative shall mail to Wyeth, in pre-addressed, postage-paid envelopes provided by Wyeth, at the close of each business day the original completed Sample Receipt Forms for all Details performed by such professional sales representative that day. A copy of all such Sample Receipt Forms shall be kept by each such professional sales representative. Each Party shall ensure that each of its professional sales representatives fills out the Sample Receipt Forms accurately, completely and timely. The Fully-Absorbed Standard Cost incurred by Wyeth in providing and processing Sample Receipt forms shall be charged by Wyeth to its Marketing Account as a Sales and Marketing Expense.

          6.1.12 Communications. Each Party shall be fully responsible for disseminating accurate information regarding a Product to its professional sales

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

                   representatives based on the Product's approved labeling and information provided by the MSC.

           6.1.13 Training. Each Party shall be responsible for the training of its own professional sales representatives, in accordance with the training requirements and training programs and using training materials approved by the MSC and shall require each of its professional sales representatives to attend sales training for a Product before their Promotion of such Product in the Copromotion Territory hereunder. After the initial training meeting, each Party shall periodically provide additional training, in accordance with the training requirements and training programs and using training materials approved by the MSC, to each of its professional sales representatives Promoting Products hereunder. At the discretion and upon approval of the MSC, any such training meetings may be held jointly by the Parties. The expenses incurred by each Party in training its professional sales representatives before the launch of a Product shall be charged to such Party's Marketing Account as a Pre-Marketing Expense. The expenses incurred by each Party in training its professional sales representatives after the launch of a Product shall be charged to such Party's Marketing Account as a Sales and Marketing Expense.

           6.1.14 Compliance. In connection with its Promotion of the Product in the Copromotion Territory, each Party shall comply and shall cause each of its employees, representatives and agents, including, without limitation, each of its professional sales representatives, to comply with all laws and regulations of the Copromotion Territory and shall do nothing which such Party knows or reasonably should know would jeopardize the goodwill or reputation of either Party or the reputation of any Product.

           6.1.15 Generic Product. On a Product by Product and country by country (within the Copromotion Territory) basis, no later than three (3) years before the expiration of the last to expire of the Patent Rights conferring market exclusivity for such Product in such country of the Copromotion Territory, the Parties will determine by mutual agreement after good faith discussions whether to jointly launch a generic version of such Product in the Copromotion Territory and what the terms and conditions regarding such Product will be. If the Parties, on or before such time, are unable to agree to jointly launch such a generic Product in such country, then upon expiration of the relevant Patent Rights in such country, and notwithstanding any other exclusive or non-exclusive license granted under this Agreement, each Party shall have the right and license to utilize the Collaboration Technology and the other Party's Know-How solely to the extent necessary to launch and Commercialize its own generic version of such Product in such country and thereafter shall have no further obligations to the other Party with respect to such generic Product.

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         6.2      Commercialization in the Wyeth Territory. Wyeth shall have the sole right, either directly or through its Affiliates, sublicensees and/or distributors, to market, distribute and sell Products in the Wyeth Territory. Wyeth shall use its Commercially Reasonable Efforts to sell each Product in those countries of the Wyeth Territory for which Wyeth has obtained Regulatory Approval for such Product. Wyeth shall be responsible for all marketing and selling expenses for the sale of Products in the Wyeth Territory and Wyeth shall have the sole right and discretion to determine the price of Products sold in the Wyeth Territory and to make all other business decisions concerning the Commercialization of Products in the Wyeth Territory.

7.       CONSIDERATION; PROFIT SHARING.

         7.1 Research Program Expense Reimbursements. Wyeth agrees to provide ViroPharma
                  **********************************************************:

                  (a) Wyeth shall pay a nonrefundable fee of five million dollars ($5,000,000.00) to ViroPharma on the first business day after the Effective Date in consideration of ViroPharma's agreement to participate in the JSC, including the preparation, updating and implementation of the Global Research and Development Plan and the Annual Development Plans and Budgets; and

                  (b) Wyeth shall reimburse ViroPharma for up to *********************** of ViroPharma's
                       *****************************************. Wyeth shall
                       create on its books and records an
                       ******************************** for this purpose, which
                       ********************************************************,
                       but shall be subject to adjustment, from time to time, by ViroPharma's election to offset a portion of any R&D Shortfall against the R&D Reimbursement Account, as provided in Section 4.6.5.

         7.2 Additional Development Expense Payments. Wyeth shall pay to ViroPharma the following additional development expense payments, each such payment being due and payable within thirty (30) days after the occurrence of the corresponding event:

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

                        --------------------------------------------------------------------------------
                                 *********                                  ***************

                        --------------------------------------------------------------------------------
                        ****************************                     ********************

                        --------------------------------------------------------------------------------
                        ****************************                     ********************

                        --------------------------------------------------------------------------------
                        ****************************                     ********************

                        --------------------------------------------------------------------------------
                        ****************************                     ********************

                        --------------------------------------------------------------------------------
                        ****************************                     ********************

                        --------------------------------------------------------------------------------
                        ****************************                     ********************

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                        ****************************                     ********************

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                        ****************************                     ********************

                        --------------------------------------------------------------------------------
                        ****************************                     ********************

                        --------------------------------------------------------------------------------
                        ****************************                     ********************

                        --------------------------------------------------------------------------------
                        ****************************                     ********************

                        --------------------------------------------------------------------------------
                        ****************************                     ********************

                        --------------------------------------------------------------------------------
                        ****************************                     ********************

                        --------------------------------------------------------------------------------
                        ****************************                     ********************

                        --------------------------------------------------------------------------------
                        ****************************                     ********************

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

                  Each of the additional development expense payments set forth above shall be payable one time only ************************, except in the case of the additional development expense payments payable for ********************, which additional development expense payments shall be payable with respect to *******************************, provided, however, that, with respect to any Product that *********************************, the receipt of *****************************************,
                  shall not result in
                  ********************************************.

                  If, with respect to any Product, any of the above events *********************** does not occur because the JSC determines that
                  ************************************************, such event will be

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

                 deemed to have occurred on the date the JSC makes such a determination for purposes of determining ***********************************. Additionally, if certain of the above stated events occur
                 ********************************, if such later events occur in connection with the subsequent Development of another Product hereunder,
                 *****************************************************. For
                 example,
                 **************************************************************.

         7.3 Purchase of Equity. On the Effective Date, Wyeth and ViroPharma shall enter into the Stock Purchase Agreement attached to this Agreement as Exhibit 7.3, pursuant to which Wyeth shall purchase, and ViroPharma will sell to Wyeth, shares of the capital stock of ViroPharma on the terms and conditions set forth therein.

         7.4     Royalties.

                 7.4.1 Royalty Rates. In consideration for the licenses granted to Wyeth under Section 2.1 hereof, Wyeth, on a Product by Product and calendar year by calendar year basis, will pay to ViroPharma royalties based on Net Sales obtained by Wyeth or its Affiliates from the sale of such Product in the Wyeth Territory, which royalties shall be calculated as follows:

                                   royalty = A + B + C, where:

                                   A  =  either (i) for  ***************  of
                                         the portion of Wyeth's and its
                                         Affiliates' Net Sales obtained from the
                                         sale of such ********** in the Wyeth
                                         Territory (excluding Net Sales obtained
                                         from the sale of such Product in any
                                         countries where the obligation to pay
                                         royalties under this Section 7.4.1 has
                                         expired in accordance with Section
                                         7.4.3 with respect to such Product),
                                         which, during the calendar year in
                                         question are less than or equal
                                         ********************, or (ii) for
                                         ************************** of the
                                         portion of Wyeth's and its Affiliates'
                                         Net Sales obtained from the sale of
                                         such ******************* in the Wyeth
                                         Territory (excluding Net Sales obtained
                                         from the sale of such Product in any
                                         countries where the obligation to pay
                                         royalties with under this Section 7.4.1
                                         has expired in accordance with Section
                                         7.4.3 with respect to such Product)
                                         which, during the calendar year in
                                         question are less than or equal to
                                         **************************************;

                                   B  =  either (i) for
                                         ***************************** of the
                                         portion of Wyeth's and its Affiliates'
                                         Net Sales obtained from the sale of
                                         such ************ in the Wyeth
                                         Territory (excluding Net Sales obtained
                                         from the sale of such

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

                                          Product in any countries where the
                                          obligation to pay royalties with
                                          under this Section 7.4.1 has expired
                                          in accordance with Section 7.4.3
                                          with respect to such Product),
                                          which, during the calendar year in
                                          question are greater than
                                          ***************************** and
                                          less than or equal to
                                          ****************************, or
                                          (ii) for *************************
                                          of the portion of Wyeth's and its
                                          Affiliates' Net Sales obtained from
                                          the sale of such
                                          ********************** in the Wyeth
                                          Territory (excluding Net Sales
                                          obtained from the sale of such
                                          Product in any countries where the
                                          obligation to pay royalties with
                                          under this Section 7.4.1 has expired
                                          in accordance with Section 7.4.3
                                          with respect to such Product),
                                          which, during the calendar year in
                                          question are greater
                                          *************************************;
                                          and

                                   C  =   either (i) for
                                          ************************************
                                          of the portion of Wyeth's and its
                                          Affiliates' Net Sales obtained from
                                          the sale of such ******************
                                          in the Wyeth Territory (excluding
                                          Net Sales obtained from the sale of
                                          such Product in any countries where
                                          the obligation to pay royalties with
                                          under this Section 7.4.1 has expired
                                          in accordance with Section 7.4.3
                                          with respect to such Product),
                                          which, during the calendar year in
                                          question are greater than
                                          ************************ or (ii) for
                                          ***************************** of the
                                          portion of Wyeth's and its
                                          Affiliates' Net Sales obtained from
                                          the sale of such
                                          *************************** in the
                                          Wyeth Territory (excluding Net Sales
                                          obtained from the sale of such
                                          Product in any countries where the
                                          obligation to pay royalties with
                                          under this Section 7.4.1 has expired
                                          in accordance with Section 7.4.3
                                          with respect to such Product),
                                          which, during the calendar year in
                                          question are greater than
                                          *************************************.

                           ViroPharma acknowledges and agrees that nothing in this Agreement (including, without limitation, any exhibits or attachments hereto) shall be construed as representing an estimate or projection of either (i) the number of Class A Products and/or Class B Products that will or may be successfully developed and/or commercialized or (ii) anticipated sales or the actual value of the ViroPharma Technology, and Compound or any Product and that the figures set forth in this Section 7.4 or elsewhere in this Agreement or that have otherwise been discussed by the Parties are merely intended to define Wyeth's royalty obligations to ViroPharma in the event such sales performance is achieved. Wyeth MAKES NO REPRESENTATION OR WARRANTY, EITHER EXPRESS OR

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

                           IMPLIED, THAT IT WILL BE ABLE TO SUCCESSFULLY DEVELOP AND/OR COMMERCIALIZE ANY PRODUCT OR, IF COMMERCIALIZED THAT ANY IT WILL ACHIEVE ANY PARTICULAR SALES LEVEL OF SUCH PRODUCT(S).

                  7.4.2 Royalty Adjustments. For each Product sold in each country of the Wyeth Territory in each Calendar Quarter, the royalties payable to ViroPharma, pursuant to Section 7.4.1 and/or, if applicable,
                           Section 11.5 or 11.6, for the Net Sales of such Product in such country during such Calendar Quarter may be reduced as set forth below, provided, however, that in no event will such royalties in any country be reduced by more than ************** by reason of the adjustments set forth below:

                           (a) Unpatented Products. If in a given Calendar Quarter during the Full Royalty Rate Period, neither of Section 1.49(a) or (b) continues to be true because one or more of Valid Claims are invalidated in such country, the royalties payable to ViroPharma, pursuant to
                                    Section 7.4.1 and/or, if applicable, Section
                                    11.5 or 11.6, for the Net Sales of such
                                    Product in such country during such Calendar
                                    Quarter shall be reduced to
                                    ********************* of the applicable
                                    marginal rate set forth in Section 7.4.1
                                    and/or, if applicable, Section 11.5 or 11.6.
                                    To calculate such reduced royalty amount in
                                    such countries, Net Sales will be allocated
                                    among the royalty increments in Sections
                                    7.4.1, 11.5 and/or 11.6, as applicable,
                                    based on
                                    ********************************************
                                    *********.

                           (b) Competition. If Competition (as defined below in this Section 7.4.2 (b)) exists during a given Calendar Quarter with respect to a Product in any country, the royalties payable to ViroPharma, pursuant to Section
                                    7.4.1 and/or, if applicable, Section 11.5 or 11.6, for the Net Sales of such Product in such country during such Calendar Quarter shall be reduced to ************************
                                    of the applicable marginal rate set forth in
                                    Section 7.4.1 and/or, if applicable, Section
                                    11.5 or 11.6. To calculate such reduced
                                    royalty amount when Competition exists in such countries, Net Sales will be allocated among the royalty increments in Sections 7.4.1, 11.5 and/or 11.6, as applicable, based on ************************. For purposes of this Section 7.4.2(b),
                                    Competition shall be deemed to exist if, during the applicable Calendar Quarter, on a Product by Product and country by country basis, (i) one or more Third Parties is selling a pharmaceutical product for use in the Field containing as an active ingredient, the Compound that is an active ingredient in the Product being sold by or on behalf of Wyeth, its Affiliates or sublicensees in such country; and (ii) the sales of such competing products (measured on a unit basis) accounts for ************ or

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

                                    more of the total market in such country.
                                    The total market in such country shall be the sum of (x) the number of units of the affected Product sold by Wyeth, its Affiliates or sublicensees in such country during such Calendar Quarter and (y) the number of units of competing products sold by parties other than Wyeth, its Affiliates or sublicensees in such country during such Calendar Quarter.

                  7.4.3    Term of Royalty. The royalties payable pursuant to
                           Section 7.4.1 and, if applicable, pursuant to Section
                           11.5 or 11.6, as adjusted pursuant to Section 7.4.2, will be payable on a country by country and Product by Product basis during the Full Royalty Rate Period. During the Reduced Royalty Rate Period for a Product, Wyeth shall have an exclusive license, except as otherwise provided under this Agreement, to use the ViroPharma Know-How in the Field and ViroPharma's interest in any Collaboration Know-How in the Field, to make, have made, use, import, offer to sell and sell such Product in such country. In consideration of such license, Wyeth shall pay to ViroPharma a royalty in the amount of three percent (3%) of the Net Sales obtained from the sale by Wyeth and its Affiliates of such Product in such country, which royalty shall be payable only for sales made during the Reduced Royalty Rate Period. On a country by country basis, upon expiration of the Reduced Royalty Rate Period, the license granted to Wyeth with respect to such country under this Section 7.4.3 shall continue to be a perpetual license which thereafter shall become irrevocable, fully-paid and royalty-free license, exclusive except for the license granted pursuant to Section 6.1.15.

         7.5      Profit Split Payments.

                  7.5.1 Baseline Allocation of Profits. In consideration for ViroPharma's provision of services in connection with the Promotion of Products in the Copromotion Territory pursuant to Section 6.1, Wyeth, on a country by country basis, shall pay to ViroPharma *********************** of the Net Profits obtained from the sale of a Product in such country of the Co-Promotion Territory, which percentage may be adjusted from time to time in accordance with Section 7.5.3, (the most recently updated and adjusted allocation, ViroPharma's "Baseline Allocation of Net Profits") which payment shall be made to ViroPharma at the times and in the manner set forth in Section
                           7.6.3. Wyeth shall retain the remaining portion of Net Profits (Wyeth's "Baseline Allocation of Net Profits"). Notwithstanding the foregoing, in any Penalty Year, the allocation of Net Profits will be adjusted in accordance with Section 7.5.2.

                  7.5.2 Temporary Adjustments to Distribution of Profits. In a Penalty Year, each Party will be allocated a portion of Net Profits which allocation will be made based on the following formula:

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                                   *********************************

                         where
                         ******************************************************.

                  7.5.3 Permanent Adjustment to Baseline Allocation of Profits. If a Party incurs *************************, and the other Party incurs no Lapse Year during this period, then the Party incurring no Lapse Years may, at its discretion, impose a permanent change in the Baseline Allocation of Net Profits established in Section 7.5.1. The new Baseline Allocation of Profits shall be equivalent to the average proportion of Net Profits received by such Party during the ******************** and shall become effective on January 1 of the year following the
                         ********************************************. Examples
                         of the calculation of the distribution of Net Profits during Penalty Years and the imposition of new baseline distributions are set forth in Exhibit 7.5.3.

                  7.5.4 Term of Profit Split Payments. With respect to a Product, Wyeth, on a country by country basis in the Copromotion Territory, shall pay to ViroPharma a portion of Net Profits obtained from the sale of such Product in such country of the Copromotion Territory as set forth in Section 7.5.1 for so long as both Parties are Promoting such Product in such country pursuant to this Agreement.

         7.6      Reports and Payments.

                  7.6.1 Cumulative Royalties. The obligation to pay royalties under this Agreement shall be imposed only once with respect to a single unit of a Product regardless of how many Valid Claims included within the Patent Rights would, but for this Agreement, be infringed by the manufacture, use, import, offer for sale or sale of such Product in the country of such manufacture, use or sale.

                  7.6.2  Royalty Statements and Payments. Wyeth, within sixty
                         (60) days after the end of each Calendar Quarter shall deliver to ViroPharma a report setting forth for such Calendar Quarter the following information, on a Product by Product basis, with respect to Products sold in the Wyeth Territory, (a) the Net Sales of such Product in the Wyeth Territory, (b) the basis for any adjustments to the royalty payable for the sale of such Product, and (c) the royalty due hereunder for the sale of such Product. No such reports shall be due for any Product before the First Commercial Sale of such Product in the Wyeth Territory. The total royalty due for the sale of Products during such Calendar Quarter less any deductions made in accordance with Section
                         4.6.5 shall be remitted at the time such report is made.

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                  7.6.3    Net Profit Statements and Payments.

                           (a)      Estimated Statements. Within the later of
                                    (i) thirty (30) days after the end of each Calendar Quarter or (ii) fifteen (15) days beyond the date on which Wyeth receives from ViroPharma the report required under Section 6.1.8(d) with respect to such Calendar Quarter, Wyeth shall deliver to ViroPharma a report setting forth the following estimated information with respect to Products sold in the Copromotion Territory during such Calendar Quarter: (i) the Net Sales of such Product in each country of the Copromotion Territory, (ii) the Net Profits obtained from the sale of such Product in each country of the Copromotion Territory, (iii) the deductions made from Net Sales in calculating such Net Profits, including, without limitation, the computation of Cost of Goods Manufacture for Sale, each Party's Sales and Marketing Expenses, Incremental Sales Force Expenses, if any, Extra Effort Expenses, if any, and Post-Approval Research and Regulatory Expenses, and (iv) the amount of Net Profits to be allocated to each Party, including an explanation of any deviation from the Baseline Allocation of Net Profits made in accordance with Section
                                    7.5.1. No such reports shall be due with respect to any Product before the First Commercial Sale of such Product in the Copromotion Territory.

                           (b)      Actual Statements. After the First
                                    Commercial Sale of a Product in the
                                    Copromotion Territory, Wyeth, within sixty
                                    (60) days after the end of each Calendar
                                    Quarter, shall deliver to ViroPharma a
                                    report setting forth for such Calendar
                                    Quarter the following information, on a
                                    Product by Product and Country by Country basis: (i) the Net Sales of such Product in each country of the Copromotion Territory,
                                    (ii) the Net Profits obtained from the sale of such Product in each country of the Copromotion Territory, (iii) the deductions made from Net Sales in calculating such Net Profits, including, without limitation, the computation of Cost of Goods Manufactured for Sale in such detail as Wyeth customarily uses for its own internal reporting purposes, or as reasonably requested by ViroPharma, each Party's Sales and Marketing Expenses, Incremental Sales Force Expenses, if any, Extra Effort Expenses, if any, and Post-Approval Research and Regulatory Expenses, and (iv) the amount of Net Profits to be allocated to each Party, including an explanation of any deviation from the Baseline Allocation of Net Profits made in accordance with Section 7.5.1. No such reports shall be due with respect to any Product before the First Commercial Sale of such Product in the Copromotion Territory. At the time such report is made, Wyeth

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                                   shall remit to ViroPharma the amount of Net
                                   Profits allocated to ViroPharma for such Calendar Quarter less any deductions made in accordance with Section 4.6.5.

                  7.6.4 Taxes and Withholding. All payments under this Agreement will be made without any deduction or withholding for or on account of any tax unless such deduction or withholding is required by applicable laws or regulations. If the paying Party is so required to deduct or withhold such Party will (i) promptly notify the other Party of such requirement,
                           (ii) pay to the relevant authorities the full amount required to be deducted or withheld promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against the other Party,
                           (iii) promptly forward to the other Party an official receipt (or certified copy) or other documentation reasonably acceptable to the other Party evidencing such payment to such authorities.

                  7.6.5 Currency. All amounts payable and calculations hereunder shall be in United States dollars. As applicable, Net Sales, Net Profits and any expenses incurred by either Party shall be translated into United States dollars in accordance with Wyeth's customary and usual translation procedures, consistently applied. If, due to restrictions or prohibitions imposed by national or international authority, payments cannot be made as provided in this Article 7, the Parties shall consult with a view to finding a prompt and acceptable solution, and Wyeth will deal with such monies as ViroPharma may lawfully direct at no additional out-of-pocket expense to Wyeth. Notwithstanding the foregoing, if payments arising in connection with the sale of Products in any country cannot be remitted to ViroPharma for any reason within six (6) months after the end of the Calendar Quarter during which they are earned, then Wyeth shall be obligated to deposit the royalties in a bank account in such country in the name of ViroPharma.

         7.7      Maintenance of Records; Audits.

                  7.7.1 Record Keeping for the Copromotion Territory. Wyeth shall keep and maintain accurate and complete records in connection with the sale of Products in the Copromotion Territory hereunder and each Party shall keep and maintain accurate and complete records showing the expenses incurred and efforts employed by or on behalf of it or its Affiliates in Promoting Products in the Copromotion Territory hereunder, which books and records shall be in sufficient detail to permit the accurate determination of Net Sales, Net Profits (including, without limitation, the deduction of each Party's expenses from Net Profits pursuant to Section 1.70), and all other figures necessary for the verification of the allocation of Net Profits to be made under Section 7.5. Each Party shall maintain and cause its Affiliates to maintain such records for a period of at least

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                           three (3) years after the end of the calendar year in
                           which they were generated.

                  7.7.2 Record Keeping for the Wyeth Territory. Wyeth shall keep and shall cause its Affiliates and sublicensees to keep accurate books and accounts of record in connection with the sale of Products in the Wyeth Territory in sufficient detail to permit accurate determination of all figures necessary for verification of royalties to be paid hereunder. Wyeth and its Affiliates and sublicensees shall maintain such records for a period of at least three (3) years after the end of the calendar year in which they were generated.

                  7.7.3 Audits. Upon thirty (30) days prior written notice from a Party (the "Auditing Party"), the other Party (the "Audited Party") shall permit an independent certified public accounting firm of nationally recognized standing selected by the Auditing Party and reasonably acceptable to the Audited Party, to examine, at the Auditing Party's sole expense, the relevant books and records of the Audited Party and its Affiliates as may be reasonably necessary to verify the accuracy of the reports submitted by the Audited Party in accordance with Section 7.6 and the calculation and allocation of Net Profits or the payment of royalties hereunder, as applicable. An examination by a Party under this Section 7.7.3 shall occur not more than once in any calendar year and shall be limited to the pertinent books and records for any calendar year ending not more than thirty-six
                           (36) months before the date of the request. The accounting firm shall be provided access to such books and records at the Audited Party's facility(ies) where such books and records are normally kept and such examination shall be conducted during the Audited Party's normal business hours. The Audited Party may require the accounting firm to sign a standard non-disclosure agreement before providing the accounting firm access to the Audited Party's facilities or records. Upon completion of the audit, the accounting firm shall provide both Wyeth and ViroPharma a written report disclosing whether the reports submitted by the Audited Party are correct or incorrect, whether the calculation and allocation of Net Profits are correct or incorrect, whether the royalties paid are correct or incorrect, and, in each case, the specific details concerning any discrepancies. No other information shall be provided to the Auditing Party.

                  7.7.4 Underpayments/Overpayments. If such accounting firm correctly concludes that additional Net Profits were due to ViroPharma or that additional royalties were due to ViroPharma, Wyeth shall pay to ViroPharma the additional Net Profits or additional royalties, as applicable, together with any interest that may be due thereon as provided in Section 7.8 within thirty
                           (30) days of the date Wyeth receives such accountant's written report so correctly concluding. If such underpayment exceeds five percent (5%) of the Net Profits that were to be distributed to

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                  ViroPharma or the royalties that were to be paid to
                  ViroPharma, as applicable, Wyeth also shall reimburse ViroPharma for the out-of-pocket expenses incurred in conducting the audit, except in the event that such underpayment was due to any inaccurate information provided by ViroPharma to Wyeth. If such accounting firm correctly concludes that additional Net Profits were to be allocated to Wyeth (i.e., there was an overpayment in the distribution of Net Profits to ViroPharma) or that Wyeth overpaid royalties to ViroPharma, ViroPharma will refund such overpayments to Wyeth, together with any interest that may be due thereon as provided in Section 7.8, within thirty (30) days of the date ViroPharma receives such accountant's report so correctly concluding. If the amount of such overpayment that is due to any inaccurate information provided by ViroPharma to Wyeth exceeds five percent (5%) of the Net Profits that were to be paid to ViroPharma or the royalties that were to be paid to ViroPharma, as applicable, ViroPharma also shall reimburse AHCP for any out-of-pocket expenses incurred by Wyeth in conducting the audit.

          7.7.5 Confidentiality. All financial information of a Party which is subject to review under this Section 7.7 shall be deemed to be Confidential Information subject to the provisions of Article 9, and such Confidential Information shall not be disclosed to any Third Party or used for any purpose other than verifying payments to be made by one Party to the other hereunder, provided, however, that such Confidential Information may be disclosed to Third Parties only to the extent necessary to enforce a Party's rights under this Agreement.

     7.8 Interest. Any payment under this Article 7 that is more than forty-five (45) days past due shall thereafter be subject to interest at an annual percentage rate of twelve percent (12%). Likewise, any overpayment that is not refunded within forty-five (45) days after the date such overpayment was identified shall thereafter be subject to interest at an annual percentage rate of twelve percent (12%), provided, however, that if the overpayment is due to errors in reports provided by the overpaid Party, such interest shall accrue from the date the overpayment was made.

8.   INTELLECTUAL PROPERTY.

     8.1  Inventions. Subject to the provisions of Article 2, a Party shall own:
          (a) all of its Prior Inventions, (b) all of its Non-Collaboration Inventions, and (c) all Patent Rights claiming such Prior Inventions and Non-Collaboration Inventions. Also, subject to the provisions of
          Article 2, both Parties shall jointly own all Collaboration Inventions, Collaboration Patent Rights and Collaboration Know-How. All determinations of inventorship under this Agreement shall be made in accordance with United States patent law.

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     8.2  Patent Rights.

          8.2.1   Prosecution and Maintenance of Patent Rights.

                  (a) ViroPharma's Prior Inventions and Non-Collaboration Inventions. ViroPharma shall have the first right to prepare, file, prosecute and maintain, throughout the world, all Patent Rights claiming ViroPharma's Prior Inventions and Non-Collaboration Inventions. With respect to any ViroPharma Prior Invention or Non-Collaboration Invention that is applicable in the Field, ViroPharma shall give Wyeth an opportunity to review and comment upon the text of the applications before filing, shall consult with Wyeth with respect to such application, and shall supply Wyeth with a copy of the applications as filed, together with notice of its filing date and serial number. ViroPharma shall keep Wyeth advised of the status of the actual and prospective patent filings (including, without limitation, the grant of any Patent Rights that are applicable in the Field), and shall provide advance copies of any official correspondence related to the filing, prosecution and maintenance of such patent filings. If ViroPharma elects not to file a patent application or to cease the prosecution and/or maintenance of any Patent Right claiming a ViroPharma Prior Invention or Non-Collaboration Invention that relates to any Collaboration Target, any Active Compound and/or any Assay and Screening Technology and that is applicable in the Field, ViroPharma shall provide Wyeth with written notice immediately upon the decision to not file or continue the prosecution of such patent application or maintenance of such patent and at least sixty (60) days before ceasing prosecution and/or maintenance of a particular Patent Right that is applicable in the Field and, in such case, shall permit Wyeth, at Wyeth's sole discretion, to file and/or continue prosecution and/or maintenance of such Patent Right on ViroPharma's behalf and at Wyeth's own expense. If Wyeth elects to continue prosecution or maintenance, ViroPharma shall execute such documents and perform such acts, at Wyeth's expense, as may be reasonably necessary to permit Wyeth to file, prosecute and/or maintain such Patent Rights.

                  (b) Wyeth's Prior Inventions and Non-Collaboration Inventions. Wyeth, at its own expense, shall have the sole right to prepare, file, prosecute and maintain, throughout the world, all Patent Rights claiming any of Wyeth's Prior Inventions and/or Non-Collaboration Inventions in countries and regions of the world of Wyeth's choice. With respect to patent applications filed or to be filed in the Copromotion Territory claiming any Wyeth Prior

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                        Inventionor Non-Collaboration Invention that relates to
                        any Active Compound and is applicable in the Field, Wyeth shall give ViroPharma an opportunity to review and comment upon the text of such applications before filing, shall consult with ViroPharma with respect to such applications, and shall supply ViroPharma with a copy of such applications as filed, together with notice of its filing date and serial number. Wyeth shall keep ViroPharma advised of the status of such actual and prospective patent filings (including, without limitation, the grant of any Patent Rights that are applicable in the Field), and shall provide advance copies of any official correspondence related to the filing, prosecution and maintenance of such patent filings. If Wyeth elects not to file a patent application or to cease the prosecution and/or maintenance of any such Patent Right, Wyeth shall provide ViroPharma with written notice immediately upon the decision to not file or continue the prosecution of such patent application or maintenance of such patent and at least sixty (60) days before ceasing prosecution and/or maintenance of a particular Patent Right that is applicable in the Field and, in such case, shall permit ViroPharma, at the ViroPharma's sole discretion, to file and/or continue prosecution and/or maintenance of such Patent Right on behalf of Wyeth at ViroPharma's own expense. If ViroPharma elects to continue prosecution or maintenance, Wyeth shall execute such documents and perform such acts, at ViroPharma's expense, as may be reasonably necessary to permit ViroPharma to file, prosecute and/or maintain such Patent Rights.

                  (c) Collaboration Inventions. Wyeth shall have the first right to prepare, file, prosecute and maintain any Patent Right claiming any Collaboration Invention throughout the world. Wyeth shall give ViroPharma an opportunity to review the text of the applications before filing, shall consult with ViroPharma with respect thereto, and shall supply ViroPharma with a copy of the applications as filed, together with notice of its filing date and serial number. Wyeth shall keep ViroPharma advised of the status of the actual and prospective patent filings (including, without limitation, the grant of any Patent Rights), and shall provide advance copies of any official correspondence related to the filing, prosecution and maintenance of such patent filings. ViroPharma shall reimburse Wyeth for fifty percent (50%) of the costs incurred by Wyeth in preparing, filing, prosecuting and maintaining such Patent Rights, which reimbursement will be made pursuant to invoices submitted by Wyeth to ViroPharma no more often than once per Calendar Quarter. If either Party at any time declines to share in the costs of filing, prosecuting and maintaining any such Patent Right in the Field, on a country by country basis, such Party shall provide the

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                        other Party with thirty (30) days prior written notice
                        to such effect, in which event, such Party shall (i) have no responsibility for any expenses incurred in connection with such Patent Right after the end of such thirty (30) day period and (ii) if the other Party elects to continue prosecution or maintenance, assign to the other Party all of its right, title and interest in and to such Patent Right and the underlying Collaboration Invention. If the other Party elects to continue prosecution or maintenance, the assigning Party shall execute such documents and perform such acts, at the receiving Party's expense, as may be reasonably necessary to effect an assignment of such Patent Rights to the receiving Party on a country by country basis and to allow the receiving Party to continue the prosecution and maintenance of such Patent Right. Any such assignment shall be completed in a timely manner to allow the receiving Party to continue such prosecution or maintenance. Upon the assignment of such Patent Right to the other Party, such Patent Right shall cease to be a Collaboration Patent Right on a country by country basis for purposes of this Agreement, and, thereafter shall be considered to be a Non-Collaboration Invention of the Party receiving such assignment for all purposes of this Agreement.

          8.2.2   Enforcement of Patent Rights.

                  (a) Notice and Discontinuance of Infringement - General. If either Wyeth or ViroPharma becomes aware of any infringement, anywhere in the world, of any issued patent within the Patent Rights, it will notify the other Party in writing to that effect. Any such notice shall include evidence to support an allegation of infringement by such Third Party. The Party responsible for prosecuting and maintaining such Patent Right in accordance with Section 8.2.1 shall have the right, but not the obligation, to take action to obtain a discontinuance of such infringement or bring suit against the Third Party infringer within three (3) months from the date of said notice. ViroPharma shall bear all the expenses of any suit brought by it claiming infringement of any ViroPharma Patent Rights. Wyeth shall bear all the expenses of any suit brought by it claiming infringement of any Wyeth Patent Rights. Subject to Section 8.2.2(c), the Parties shall share equally the expenses of any suit brought by Wyeth claiming infringement of any Collaboration Patent Rights.

                  (b) Wyeth Patent Rights and ViroPharma Patent Rights. With respect to suits claiming infringement of either the Wyeth Patent

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                        Rights or the ViroPharma Patent Rights, the Party not
                        bringing such suit (the "Non-Prosecuting Party") shall have the right, before commencement of the trial, suit or action brought by the other Party (the "Prosecuting Party"), to join any such suit or action, and in such event shall pay one-half of the costs of such suit or action. In no event shall the Prosecuting Party enter into any settlement, consent judgment or other voluntary final disposition of such suit which would adversely affect the Non-Prosecuting Party's rights under this Agreement in any way without first obtaining the Non-Prosecuting Party's written consent to do so, which consent shall not be unreasonably withheld. Additionally, if the Non-Prosecuting Party has joined in the action and shared in the costs thereof as set forth above, no settlement, consent judgment or other voluntary final disposition of the suit may be entered into without the consent of the Non-Prosecuting Party, which consent shall not be unreasonably withheld. If the Non-Prosecuting Party has not joined the suit or action, the Non-Prosecuting Party will reasonably cooperate with the Prosecuting Party in any such suit or action and shall have the right to consult with the Prosecuting Party and be represented by its own counsel at its own expense. Any recovery or damages derived from a suit in which the Non-Prosecuting Party has joined and shared costs shall be used first to reimburse each of the Prosecuting Party and the Non-Prosecuting Party for its respective documented out-of-pocket legal expenses relating to the suit, with any remaining amounts to be shared equally by the Parties. Any recovery or damages derived from a suit that the Non-Prosecuting Party has not joined shall be retained by the Prosecuting Party.

                  (c) Collaboration Patent Rights. With respect to suits claiming infringement of the Collaboration Patent Rights, Wyeth shall have the first right to bring suit claiming infringement of the Collaboration Patent Rights. ViroPharma shall have the right, before commencement of the trial, suit or action brought by Wyeth, to join any such suit or action. In no event shall Wyeth enter into any settlement, consent judgment or other voluntary final disposition of such suit which would adversely affect ViroPharma's rights under this Agreement in any way without first obtaining ViroPharma's written consent to do so, which consent shall not be unreasonably withheld. If Wyeth declines to bring suit, ViroPharma may proceed with an infringement suit. Any recovery or damages derived from such a suit shall be used first to reimburse each of Wyeth and ViroPharma for their respective documented out-of-pocket legal expenses relating to the suit, with any remaining amounts to be shared equally by the Parties. If either Party desires not to proceed with or participate in a suit

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                        against a Third Party for infringement of a
                        Collaboration Patent Right, such Party may, by written notice to the other Party, elect not to share in the expenses of such suit. In such event, the Party continuing to prosecute the infringement action shall have the right, but not the obligation to bring or continue such suit at its own expense and shall be entitled to retain any recovery or damages derived from such suit, and the Party electing not to participate in the suit shall reasonably cooperate with such other Party in prosecuting such infringement action. The Party bringing such action shall incur no liability to the other Party as a consequence of such litigation or any unfavorable decision resulting therefrom, including any decision holding any of the Collaboration Patent Rights invalid or unenforceable.

                  (d) Continuance of Infringement of the ViroPharma Patent Rights. With respect to the ViroPharma Patent Rights, if, after the expiration of the three (3) month period specified in Section 8.2.2(a), ViroPharma has not obtained a discontinuance of infringement of its Patent Rights, filed suit against any Third Party infringer of its Patent Rights, or provided Wyeth with information and arguments demonstrating to Wyeth's reasonable satisfaction that there is insufficient basis for the allegation of infringement of ViroPharma's Patent Rights, then Wyeth shall have the right, but not the obligation, to bring suit against such infringer under the ViroPharma Patent Rights and to join ViroPharma as a party plaintiff, provided that Wyeth shall bear all the expenses of such suit. ViroPharma will cooperate with Wyeth in any suit for infringement of ViroPharma's Patent Rights brought by Wyeth against a Third Party, and shall have the right to consult with Wyeth and to participate in and be represented by independent counsel in such litigation at its own expense. Wyeth shall incur no liability to ViroPharma as a consequence of such litigation or any unfavorable decision resulting therefrom, including any decision holding any of the ViroPharma Patent Rights invalid or unenforceable.

                  (e) Continuance of Infringement of the Wyeth Patent Rights. With respect to the Wyeth Patent Rights in the Copromotion Territory which claim an Active Compound in the Field, if, after the expiration of the three (3) month period specified in Section 8.2.2(a), Wyeth has not obtained a discontinuance of infringement of such Patent Rights in the Field, filed suit against any Third Party infringer of such Patent Rights, or provided ViroPharma with information and arguments demonstrating to ViroPharma's reasonable satisfaction that there is insufficient basis for the allegation of infringement of such Patent Rights in the Field, then

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                        ViroPharma shall have the right, but not the obligation,
                        to bring suit against such infringer under such of the Wyeth Patent Rights and to join Wyeth as a party plaintiff, provided that ViroPharma shall bear all the expenses of such suit. Wyeth will cooperate with ViroPharma in any suit for infringement of such of Wyeth's Patent Rights brought by ViroPharma against a Third Party, and shall have the right to consult with ViroPharma and to participate in and be represented by independent counsel in such litigation at its own expense. ViroPharma shall incur no liability to Wyeth as a consequence of such litigation or any unfavorable decision resulting therefrom, including any decision holding any of such Wyeth Patent Rights invalid or unenforceable.

          8.2.3   Infringement and Third Party Licenses.

                  (a) Infringement of Third Party Patents - Course of Action. If the making, having made, importing, exporting, using, distributing, marketing, promoting, offering for sale or selling any Compound and/or Product in the Field, under this Agreement, is alleged by a Third Party to infringe a Third Party's patent, the Party becoming aware of such allegation shall promptly notify the other Party. Additionally, if either Party determines that, based upon the review of a Third Party's patent or patent application, it may be desirable to obtain a license from such Third Party with respect thereto so as to avoid any potential suit between either Party and such Third Party, such Party shall promptly notify the other Party of such determination.

                  (b) Wyeth Option to Negotiate. Wyeth shall in the first instance have the right to negotiate with said Third Party for a suitable license or assignment, provided, however, that Wyeth shall enter into no such agreement unless it has first obtained ViroPharma's approval of the terms of such agreement, including the amounts of any royalties or payments, which approval shall not be unreasonably withheld. If such negotiation results in a consummated agreement, Wyeth shall make all payments to the Third Party and such payments shall be deemed Third Party License Fees for purposes of this Agreement.

                  (c) Third Party Infringement Suit. If a Third Party sues a Party (the "Sued Party") alleging that the Sued Party's, the Sued Party's Affiliates' or the Sued Party's sublicensees' use of any Collaboration Target for the Screening of Compounds pursuant to this Agreement, or the Screening, Research, Development, or Commercialization of any Compound and/or Product in the Field during the term of and pursuant to this Agreement infringes or will

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                        infringe said Third Party's patent, then upon the Sued
                        Party's request and in connection with the Sued Party's defense of any such Third Party infringement suit, the other Party shall provide reasonable assistance to the Sued Party for such defense. The Parties shall equally share in the litigation expenses, including settlement costs, royalties paid in settlement of any such suit, and the payment of any damages to the Third Party, other than Third Party License Fees paid pursuant to Section 8.2.3(e). The Party paying such expenses shall periodically, but no more than once per Calendar Quarter, invoice the other Party for its ******************* share of expenses incurred, which invoices shall be accompanied by supporting documentation reasonably showing the expenses so incurred. Such invoices shall be paid within thirty (30) days of receipt, provided, however, that if Wyeth is the Sued Party, ViroPharma has earned royalties pursuant to
                        Section 7.4 or Net Profits pursuant to Section 7.5, and Wyeth has invoiced ViroPharma for expenses under this
                        Section 8.2.3(c) but ViroPharma has not yet paid them Wyeth may deduct ViroPharma's ******************* share of such expenses from such royalties or Net Profits due to ViroPharma. The obligation to share expenses pursuant to this Section 8.2.3(c) shall not apply to activities conducted by either Party: (a) with respect to any Collaboration Target after such Target has ceased to be a Collaboration Target pursuant to Section 4.4.1, (b) with respect to any Compound that has not been declared a Hit in accordance with Section 4.4.3, (c) with respect to any Hit, Lead Compound or Development Candidate after the JSC, in accordance with Section 4.4 and 2.4, has determined not to advance the development of such Hit, Lead Compound, or Development Candidate, or (d) after the expiration or any termination of this Agreement.

                  (d) Other Third Party Licenses. If the Parties determine that, after consultation with intellectual property counsel, obtaining a license from a Third Party under such Third Party's intellectual property rights is necessary or useful for Screening, Research, Development or Commercialization of any Compound or Product under this Agreement, the JSC or the MSC shall determine which Party shall have the responsibility to negotiate and enter into an agreement with such Third Party for such a license. The Party entering into such agreement shall pay the Third Party License Fees due thereunder to such Third Party, subject to reimbursement in accordance with
                        Section 8.2.3(e).

                  (e) Third Party License Fees. ViroPharma shall be responsible for ******************* of all Third Party License Fees paid by either Party pursuant to this
                        Section 8.2.3 and Wyeth shall be

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                        responsible for ******************** of all Third Party
                        License Fees paid by either Party pursuant to this Sections 8.2.3. Notwithstanding the foregoing, if, pursuant to Section 8.2.3(d), Wyeth determines it is necessary or desirable to obtain a license from a Third Party to allow the Screening, Research, Development and/or Commercialization of any Class A Compound or Product containing a Class A Compound, *************************. The Party receiving such invoice shall reimburse the other Party for its share of such Third Party License Fees within forty-five (45) days after receiving the invoice therefor.

          8.2.4 Patent Certifications. Each Party shall immediately give written notice to the other of any certification of which it becomes aware filed pursuant to 21 U.S.C.(S) 355(b)(2)(A), or(S) 355(j)(2)(A)(vii) (or any amendment or successor statute thereto) claiming that Patent Rights covering any Product are invalid or that infringement will not arise from the manufacture, use or sale of such Product by a Third Party. Notwithstanding any provision to the contrary, in the event that the Patent Rights at issue are owned and/or Controlled by ViroPharma and ViroPharma has failed to bring an infringement action against such Third Party at least fourteen (14) days prior to expiration of the forty five (45) day period set forth in 21 U.S.C.(S)355(c)(3)(C) (or any amendment or successor statute thereto), Wyeth shall have the right to bring such an infringement action, in its sole discretion and at its own expense, in its own name and/or in the name of ViroPharma. At Wyeth's request, ViroPharma shall, at its own expense, provide Wyeth reasonable assistance to conduct such infringement action, including, without limitation, causing the execution of such legal documents as Wyeth may deem necessary for the prosecution of such action. Wyeth shall incur no liability to ViroPharma as a consequence of such litigation or any unfavorable decision resulting therefrom, including any decision holding any of the Patent Rights invalid or unenforceable. In the event that Wyeth recovers any sums in such litigation by way of damages or in settlement thereof, Wyeth shall have the right to retain all such sums to offset its costs, losses and expenses.

          8.2.5 Patent Term Restoration. The Parties hereto shall cooperate with each other in obtaining patent term restoration or its equivalent in the world where applicable to Patent Rights. If elections with respect to obtaining such patent term restoration are to be made, the President, Wyeth-Ayerst Global Pharmaceuticals, and the President, ViroPharma Incorporated, or their designees, shall agree to an election and the Parties shall abide by such election.

     8.3 Trademarks. Wyeth shall, in its sole discretion, select and own all Trademarks, Product names and Compound names to be used in connection with the marketing, promotion and sale of any Product hereunder. ViroPharma shall

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          neither use nor seek to register, anywhere in the world, any trademarks which are confusingly similar to any Trademark or any other trademarks, trade names, trade dress or logos used by or on behalf of Wyeth, its Affiliates or sublicensees in connection with any Product. Nothing in this Section 8.3 shall prevent or limit ViroPharma in any way from continuing to use any trademark, trade name, trade dress or logo adopted by ViroPharma before the date that the same or a confusingly similar trademark, trade name, trade dress or logo is adopted by Wyeth.

9.   CONFIDENTIALITY.

     9.1 Confidentiality. Except to the extent expressly authorized by this Agreement or otherwise agreed in writing, the Parties agree that, for the term of this Agreement and for five (5) years thereafter, each Party (the "Receiving Party"), receiving hereunder any Confidential Information of the other Party (the "Disclosing Party") shall keep such Confidential Information confidential and shall not publish or otherwise disclose or use such Confidential Information for any purpose other than as provided for in this Agreement except for Confidential Information that the Receiving Party can establish:

          (a) was already known to the Receiving Party (other than under an obligation of confidentiality), at the time of disclosure by the Disclosing Party and such Receiving Party has documentary evidence to that effect;

          (b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the Receiving Party;

          (c) became generally available to the public or otherwise part of the public domain after its disclosure or development, as the case may be, and other than through any act or omission of a party in breach of this confidentiality obligation;

          (d) was disclosed to that Party, other than under an obligation of confidentiality, by a Third Party who had no obligation to the Disclosing Party not to disclose such information to others;

          (e) was independently discovered or developed by or on behalf of the Receiving Party without the use of the Confidential Information belonging to the other Party and the Receiving Party has documentary evidence to that effect.

     9.2  Authorized Disclosure and Use.

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          9.2.1  Disclosure. Notwithstanding the foregoing Section 9.1, each
                 Party may disclose Confidential Information belonging to the other Party to the extent such disclosure is reasonably necessary to:

                 (a) file or prosecute patent applications claiming Inventions included within the Collaboration Technology,

                 (b)  prosecute or defend litigation,

                 (c) exercise rights hereunder provided such disclosure is covered by terms of confidentiality similar to those set forth herein, and

                 (d)  comply with applicable governmental laws and regulations.

                 In the event a Party shall deem it necessary to disclose pursuant to this Section 9.2.1, Confidential Information belonging to the other Party, the Disclosing Party shall to the extent possible give reasonable advance notice of such disclosure to the other Party and take reasonable measures to ensure confidential treatment of such information.

          9.2.2 Use. Notwithstanding the foregoing Section 9.1, each Party shall have the right to use the other Party's Confidential Information in carrying out its respective responsibilities under this Agreement in both the conduct of the Research Program and the Development and Commercialization of Lead Compounds and Products. Similarly, subject to the license granted in Article 2 and the terms of this Article 9, each Party shall have the right to use the Joint Confidential Information for any purpose under this Agreement.

     9.3 SEC Filings. Either Party may disclose the terms of this Agreement to the extent required, in the reasonable opinion of such Party's legal counsel, to comply with applicable laws, including without limitation the rules and regulations promulgated by the United States Securities and Exchange Commission (the "SEC"). Notwithstanding the foregoing, before disclosing this Agreement or any of the terms hereof pursuant to this Section 9.3, the Parties will consult with one another on the terms of this Agreement to be redacted in making any such disclosure. If a Party discloses this Agreement or any of the terms hereof in accordance with this Section 9.3, such Party agrees, at its own expense, to seek confidential treatment of portions of this Agreement or such terms, as may be reasonably requested by the other Party.

     9.4 Publications. During the term of the Research Program, each Party will submit to the other Party for review and approval all proposed academic, scientific and medical publications and public presentations relating to the Research Program, Lead Compounds, Development Candidates, Products and/or Collaboration Technology for review in connection with preservation of exclusive Patent Rights

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          and/or to determine whether Confidential Information should be modified or deleted. Written copies of such proposed publications and presentations shall be submitted to the nonpublishing Party no later than sixty (60) days before submission for publication or presentation and the non-publishing party shall provide its comments with respect to such publications and presentations within fifteen (15) business days of its receipt of such written copy. The review period may be extended for an additional thirty (30) days in the event the nonpublishing Party can demonstrate a reasonable need for such extension including, but not limited to, the preparation and filing of patent applications. By mutual agreement, this period may be further extended. ViroPharma and Wyeth will each comply with standard academic practice regarding authorship of scientific publications and recognition of contribution of other parties in any publications relating to Research Program, Lead Compounds, Development Candidates, Products and/or Collaboration Technology.

     9.5  Public Announcements.

          9.5.1 Coordination. The Parties agree on the importance of coordinating their public announcements respecting this Agreement and the subject matter thereof (other than academic, scientific or medical publications that are subject to the publication provision set forth above). ViroPharma and Wyeth will, from time to time, and at the request of the other Party discuss and agree on the general information content relating to this Agreement, the Research Program, Lead Compounds, Development Candidates, Products and/or Collaboration Technology which may be publicly disclosed.

          9.5.2 Announcements. Except as may be expressly permitted under Sections 9.3 and 9.4, neither Party will make any public announcement regarding this Agreement, the Research Program, Lead Compounds, Development Candidates, Products and/or Collaboration Technology without the prior written approval of the other Party.

10.  REPRESENTATIONS AND WARRANTIES.

     10.1 Representations, Warranties of Each Party. As of the Effective Date, each of ViroPharma and Wyeth hereby represents, warrants, and covenants to the other Party hereto as follows:

          (a) it is a corporation or entity duly organized and validly existing under the laws of the state or other jurisdiction of its incorporation or formation;

          (b) the execution, delivery and performance of this Agreement by such Party has been duly authorized by all requisite corporate action and does not require any shareholder action or approval;

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          (c)    it has the power and authority to execute and deliver this
                 Agreement and to perform its obligations hereunder;

          (d) the execution, delivery and performance by such Party of this Agreement and its compliance with the terms and provisions hereof does not and will not conflict with or result in a breach of any of the terms and provisions of or constitute a default under (i) a loan agreement, guaranty, financing agreement, agreement affecting a product or other agreement or instrument binding or affecting it or its property; (ii) the provisions of its charter or operative documents or bylaws; or
                 (iii) any order, writ, injunction or decree of any court or governmental authority entered against it or by which any of its property is bound;

          (e) it shall at all times comply with all applicable material laws and regulations relating to its activities under this Agreement;

          (f) as of the Effective Date, its Patent Rights and Know-How are existing and, to the best of its knowledge, are not invalid or unenforceable, in whole or in part;

          (g) it has the full right, power and authority to grant all of the right, title and interest in the licenses granted to the other Party under this Agreement;

     10.2 Additional Representations and Warranties of ViroPharma. In addition to the representations and warranties made by ViroPharma elsewhere in this Agreement, ViroPharma, subject to Section 10.6, hereby represents, warrants, and covenants to Wyeth that, as of the Effective
          Date:

          (a) except as disclosed in Exhibit 10.2(a), as of the Effective Date, no Third Party has any right, title or interest in or to:

                 (i)   any Collaboration Target listed in Exhibit 1.23,

                 (ii)  any Class A Product, or

                 (iii) any of the ViroPharma Patent Rights, ViroPharma Know-How,
                       or any of ViroPharma's interest in the Collaboration Patent Rights to the extent that any of the foregoing in this Section 10.2(a)(iii) cover any Collaboration Target listed in Exhibit 1.23, or any Class A Product, with respect to which Wyeth has been granted or is to be granted a license hereunder;

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          (b)    except as disclosed in Exhibit 10.2(b), it is the sole and exclusive owner of the ViroPharma Patent Rights listed on
                 Exhibit 1.114 and the ViroPharma Know-How existing as of the Effective Date, all of which are free and clear of any liens, charges and encumbrances, and, with respect to such Patent Rights and Know-How, ViroPharma has the right to grant to Wyeth those licenses granted in Section 2.1 hereof;

          (c) except as set forth in Exhibit 10.2(c) attached hereto, no ViroPharma Prior Invention and no ViroPharma Patent Right and no portion of the ViroPharma Know-How existing as of the Effective Date and relating to either any Class A Compound or to any Collaboration Target listed on Exhibit 1.23 is subject to any funding agreement with any government or government agency;

          (d) to the best of its knowledge, as of November 1, 1999, the practice of the ViroPharma Patent Rights listed on Exhibit 1.114, the use of the ViroPharma Know-How, the use of the Collaboration Targets listed in Exhibit 1.23, and the manufacture, use or sale of any ViroPharma Compound each, as of the Effective Date, do not infringe on any issued patents owned or possessed by any Third Party;

          (e) to the best of its knowledge, as of the Effective Date, there are no Third Party pending patent applications (other than those which have been disclosed, in writing, by ViroPharma to Wyeth prior to the signing of this Agreement) which, if issued, would cover the development, manufacture or use of any Collaboration Target or the development, manufacture, use or sale of any Class A Compound arising from the ViroPharma Chemical Library or any Product containing any Class A Compound arising from the ViroPharma Chemical Library;

          (f) as of the Effective Date, there are no claims, judgments or settlements against or owed by ViroPharma or, to the best of its knowledge, pending or threatened claims or litigation in either case relating to the ViroPharma Patent Rights listed in
                 Exhibit 1.114, the ViroPharma Know-How, any Collaboration Target, any ViroPharma Class A Compound or any ViroPharma Class B Compound that ViroPharma, as of the Effective Date, plans to Screen during the Screening Phase; and

          (g) during the Term of this Agreement it will use diligent efforts not to diminish the rights under the ViroPharma Patent Rights or the ViroPharma Know-How granted to Wyeth hereunder, including without limitation, by not committing or permitting any actions or omissions which would cause the breach of any agreements between itself and Third Parties which provide for intellectual property rights applicable to the development, manufacture or use of any Target or the development, manufacture, use or sale of any Active Compound arising from the ViroPharma Chemical

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                 Library and/or Product containing any Active Compound arising from the ViroPharma Chemical Library, that it will provide Wyeth promptly with notice of any such alleged breach, and that as of the Effective Date, it is in compliance in all material respects with any agreements with Third Parties relating to the ViroPharma Patent Rights, the ViroPharma Know How, the Targets and/or the Active Compounds arising from the ViroPharma Chemical Library.

     10.3 Additional Representations and Warranties of Wyeth. In addition to the representations and warranties made by Wyeth elsewhere in this Agreement, Wyeth, subject to Section 10.6, hereby represents, warrants, and covenants to ViroPharma that, as of the Effective Date:

          (a) except as disclosed in Exhibit 10.3(a), it is the sole and exclusive owner of the Wyeth Patent Rights listed on Exhibit
                 1.7 and the Wyeth Know-How existing as of the Effective Date, all of which are free and clear of any liens, charges and encumbrances, and, with respect to such Patent Rights and Know-How Wyeth has the right to grant to ViroPharma those licenses granted in Section 2.2 hereof;

          (b) to the best of its knowledge, as of the Effective Date, the practice of the Wyeth Patent Rights listed on Exhibit 1.7, the use of the Wyeth Know-How, and the manufacture, use or sale of any Wyeth Compound each, as of the Effective Date, do not infringe on any issued patents owned or possessed by any Third Party;

          (c) as of the Effective Date, there are no claims, judgments or settlements against or owed by Wyeth or, to the best of its knowledge, pending or threatened claims or litigation in either case relating to the Wyeth Patent Rights listed in Exhibit 1.7, the Wyeth Know-How, or any Wyeth Compound that Wyeth, as of the Effective Date, plans to Screen during the Screening Phase;

          (d) all units of Product supplied in the United States by Wyeth pursuant to Section 5.1 will, as of the date of shipment or delivery of such Product to a common carrier, not be adulterated or misbranded within the meaning of the FD&C Act, and not be an article which may not, under the provisions of Sections 404, 505 or 512 of the FD&C Act, be introduced into interstate commerce;

          (e) all units of Product and containers for such Product supplied by Wyeth pursuant to Section 5.1 for sale in the Copromotion Territory shall be manufactured, processed, prepared, packed, and, while in Wyeth's possession, held in accordance with all applicable federal, state, and local laws and regulations, including, without limitation, all current Good

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                 Manufacturing Practices and with all applicable Regulatory
                 Approvals in the Copromotion Territory; and

          (f) during the Term of this Agreement it will use diligent efforts not to diminish the rights under the Wyeth Patent Rights or the Wyeth Know-How granted to ViroPharma hereunder, including without limitation, by not committing or permitting any actions or omissions which would cause the breach of any agreements between itself and Third Parties which provide for intellectual property rights applicable to the development, manufacture, use or sale of any Active Compound arising from the Wyeth Chemical Library and/or Product containing any Active Compound arising from the Wyeth Chemical Library, that it will provide ViroPharma promptly with notice of any such alleged breach, and that as of the Effective Date, it is in compliance in all material respects with any agreements with Third Parties relating to the Wyeth Patent Rights, the Wyeth Know How and/or the Active Compounds arising from the Wyeth Chemical Library.

     10.4 Representation by Legal Counsel. Each Party hereto represents that it has been represented by legal counsel in connection with this Agreement and acknowledges that it has participated in the drafting hereof. In interpreting and applying the terms and provisions of this Agreement, the Parties agree that no presumption shall exist or be implied against the Party which drafted such terms and provisions.

     10.5 No Inconsistent Agreements. Neither Party has in effect and after the Effective Date neither Party shall enter into any oral or written agreement or arrangement that would be inconsistent with its obligations under this Agreement.

     10.6 Disclaimer. THE FOREGOING WARRANTIES OF EACH PARTY ARE IN LIEU OF ANY OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF NONINFRINGEMENT, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR ANY IMPLIED WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE ALL OF WHICH ARE HEREBY SPECIFICALLY EXCLUDED AND DISCLAIMED.

11.  GOVERNMENT APPROVALS; TERM AND TERMINATION.

     11.1 Government Approvals.

          11.1.1 ViroPharma's and Wyeth's Obligations. Each of ViroPharma and Wyeth shall use its good faith efforts to eliminate any concern on the part of any court or government authority regarding the legality of the proposed transaction, including, if required by federal or state antitrust

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                 authorities, promptly taking all steps to secure government antitrust clearance, including, without limitation, cooperating in good faith with any government investigation including the prompt production of documents and information demanded by a second request for documents and of witnesses if requested.

          11.1.2 Cooperation. ViroPharma and Wyeth will cooperate and use respectively all reasonable efforts to make all other registrations, filings and applications, to give all notices and to obtain as soon as practicable all governmental or other consents, transfers, approvals, orders, qualifications authorizations, permits and waivers, if any, and to do all other things necessary or desirable for the consummation of the transactions as contemplated hereby. Neither Party shall be required, however, to divest or out-license products or assets or materially change its business if doing so is a condition of obtaining approval under the HSR Act or other governmental approvals of the transactions contemplated by this Agreement.

     11.2 Term. The term of this Agreement will commence on the Effective Date and extend, unless this Agreement is terminated earlier in accordance with this Section 11, on a Product by Product and country by country basis (a) in the Wyeth Territory until such time as the obligation to pay royalties with respect to the sale of such Product in such country expires in accordance with Section 7.4.3 and (b) in the Copromotion Territory, until the later of (i) such time as the Parties are no longer copromoting such Product in such country or (ii) if the Parties discontinue the copromotion of Products pursuant to Section 11.6, such time as the obligation to pay royalties with respect to the sale of such Product in such country expires in accordance with Section 7.4.3.

     11.3 Expiration. If at any time after the expiration of the Screening Phase Tail, the Parties have determined, in accordance with Section 4.3.3, not to advance any Compound from a Tail Compound Series as a Hit or Lead Compound and there is otherwise no Active Compound hereunder, this Agreement shall expire effective as of the later of (a) the date the Parties have determined, in accordance with Section 4.3.3, not to advance any Compound from a Tail Compound Series as a Hit or a Lead Compound and (b) the date on which all Active Compounds have ceased to be Active Compounds hereunder.

     11.4 Termination for Cause.

          11.4.1 Termination for Cause. This Agreement may be terminated effective immediately by written notice by either Party at any time during the Term of this Agreement for material breach by the other Party, which breach remains uncured for ninety (90) days in the case of nonpayment of any amount due (unless there exists a bona fide dispute as to whether such payment is owing, in which case the ninety (90) day period shall be tolled

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                 pending resolution of such dispute) and one hundred eighty
                 (180) days for all other breaches, each measured from the date written notice of such breach is given to the breaching Party, provided, however, that if such breach is not susceptible of cure within the stated period and the breaching Party uses diligent good faith efforts to cure such breach, the stated period will be extended by an additional ninety (90) days.

          11.4.2 Effect of Termination for Cause on License. If a Party terminates this Agreement pursuant to this Section 11.4 (the "Terminating Party"):

                 (a) all licenses granted by the Terminating Party to the other Party hereunder will automatically terminate;

                 (b) all licenses granted by the other Party to the Terminating Party will become fully paid up, irrevocable, perpetual, royalty-free licenses;

                 (c) the other Party will assign the Terminating Party all right, title and interest in and to: (i) all regulatory filings and Regulatory Approvals pertaining to any Product which regulatory filings and Regulatory Approvals, if any, are owned or otherwise controlled by the other Party, (ii) all of the other Party's interest in the Collaboration Patent Rights and the Collaboration Know-How, (iii) all of the other Party's interest in any Trademark, including, without limitation, the good will symbolized by such Trademark used for Products, and (iv) all of the other Party's interest in any copyrights necessary or useful for Commercializing Products;

                 (d) the other Party will have no right to receive royalties, a share of Net Profits or any other payments which may result from the sale of any Product, the occurrence of any event or the conduct of any activity after the effective date of such termination, provided, however, that the other Party shall remain entitled to receive any payments that accrued before the effective date of such termination.

     11.5 Termination for Convenience.

          11.5.1 Right to Terminate. After December 9, 2003, either Party may terminate this Agreement upon one hundred eighty (180) days prior written notice to the other Party (a "Termination for Convenience").

          11.5.2 Effect of Termination for Convenience. Upon a Termination for Convenience the non-terminating Party shall have a royalty-bearing, perpetual, irrevocable, worldwide, exclusive license under the other Party's Technology and the other Party's interest in any Collaboration Technology to develop, make, have made, use, import, offer for sale and sell Products in the Field in the world. For the sake of clarity, in such

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                 event, the non-terminating Party shall have no rights with respect to any Compound of the terminating Party, which Compound, before the effective date of such termination, was not yet designated as a Lead Compound or a Development Candidate in accordance with Section 4.4. Additionally, in the event of a Termination for Convenience, the terminating Party shall assign to the non-terminating Party all right, title and interest in and to any regulatory filings and Regulatory Approvals pertaining directly to the Products. If a Termination for Convenience occurs before the enrollment of the first patient in a Phase III Clinical Trial in any country of the world, the non-terminating Party, on a Product by Product basis, would pay to the terminating Party a royalty of ************** of the Net Sales obtained from the sale of such Product in the world by the non-terminating Party, its Affiliates or sublicensees. If a Termination for Convenience occurs after the completion of the first Phase III Clinical Trial in any country of the world, the non-terminating Party, on a Product by Product basis, would pay to the terminating Party a royalty of ********************* of the Net Sales obtained from the sale of such Product in the world by the non-terminating Party, its Affiliates or sublicensees. Any royalty that becomes payable under this Section 11.5.2 will be payable on a country by country basis until the later of (i) the last to expire, in such country, of the Patent Rights included within the Collaboration Technology containing a Valid Claim which would be infringed by the manufacture, use, import, offer for sale, or sale of such Product in such country or (ii) ten (10) years from the First Commercial Sale of such Product in such country. The non-terminating Party shall provide reports and pay such royalties to the terminating Party in the manner set forth in Section 7.6.2.

     11.6 Termination of ViroPharma's Right to Promote Products.

          11.6.1 Failure to Provide Assigned Sales Force Effort. If during any ******************* ViroPharma fails ****************, such failure shall not be considered a material breach for purposes of Section 11.4, but, Wyeth, upon sixty (60) days prior written notice to ViroPharma, given within sixty (60) days after Wyeth, pursuant to Section 7.6.3, distributes to ViroPharma its share of Net Profits for the last Calendar Quarter of the third such calendar year, may terminate ViroPharma's right to Promote Products in the Copromotion Territory hereunder. Upon the effective date of any such termination, Wyeth shall assume all of ViroPharma's obligations with respect to the Promotion of the Product in the Copromotion Territory and thereafter, shall have the right to sublicense Third Parties the rights granted to it by ViroPharma in the Copromotion Territory hereunder. Additionally, if Wyeth, pursuant to this Section 11.6.1, terminates ViroPharma's right to Promote Products in the Copromotion Territory hereunder, ViroPharma shall no longer be entitled to receive any share of Net Profits obtained from the sale of Products in

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                 the Copromotion Territory after the effective date of such termination, provided, however, that, with respect to the sale of Products in the Copromotion Territory by Wyeth, its Affiliates or sublicensees after the effective date of such termination, Wyeth shall pay to ViroPharma royalties, on a Product by Product basis, which royalties will be the sum of X, Y and Z, where

                       X = either (a) for ***************************** of the
                           portion of the aggregate Net Sales obtained by Wyeth, its Affiliates and sublicensees from the sale of such Product in the Copromotion Territory, which Net Sales, during the calendar year in question, are less than or equal to *******************, or (b) for
                           ******************** of the portion of the aggregate Net Sales obtained by Wyeth, its Affiliates and sublicensees from the sale of such Product in the Copromotion Territory, which Net Sales, during the calendar year in question, are less than or equal to ******************************************,

                       Y = either (a) for **************************** of the
                           portion of the aggregate Net Sales obtained by Wyeth, its Affiliates and sublicensees from the sale of such Product in the Copromotion Territory, which Net Sales, during the calendar year in question, are greater than ******************* and less than or equal to *******************, or (b) for
                           ********************* of the portion of the aggregate Net Sales obtained by Wyeth, its Affiliates and sublicensees from the sale of such Product in the Copromotion Territory, which Net Sales, during the calendar year in question, are greater than ******************* and less than or equal to ***************, and

                       Z = either (a) for ************************* of the
                           portion of the aggregate Net Sales obtained by Wyeth, its Affiliates and sublicensees from the sale of such Product in the Copromotion Territory, which Net Sales, during the calendar year in question, are greater than **********************, or (b) for
                           **************** of the portion of the aggregate Net Sales obtained by Wyeth, its Affiliates and sublicensees from the sale of such Product in the Copromotion Territory, which Net Sales, during the calendar year in question, are greater than
                           ***********************************************.

June 26, 2003        Restated & Amended Collaboration Agreement          Page 80

            11.6.2 Payment and Term of Royalty. If ViroPharma's right to Promote
                   Products in the Copromotion Territory is terminated pursuant to this Section 11.6, the royalties payable pursuant to this
                   Section 11.6, and as adjusted pursuant to Section 7.4.2, will be payable as set forth in Section 7.4.3.

            11.6.3 Effect on Other Rights and Obligations. Except as expressly provided in this Section 11.6, any termination of ViroPharma's right to Promote Products in the Copromotion Territory pursuant to this Section 11.6 shall have no effect on any of the other rights and obligations of the Parties under this Agreement, including, without limitation, the rights or obligations of the Parties in conducting the Research Program or the rights or obligations of the Parties in the Wyeth Territory.

     11.7   Blocking Patents. If during the term of the Research Program:

            (a) a Third Party is granted a Patent relating to a Collaboration Target in the Copromotion Territory;

            (b) either Party determines, based on the advice of patent counsel, that such Patent may be infringed by the activities of either Party under the Research Program with respect to one or more Collaboration Targets; and

            (c) the Parties, within ninety (90) days of making the determination in Section 11.7(b) above, determine that no license is available on commercially reasonable terms after having attempted in good faith to obtain such a license from such Third Party;

            Wyeth shall have the right, exercisable within sixty (60) days after the determination in Section 11.7(c) is made, upon thirty (30) days prior written notice to ViroPharma to terminate that portion of the Research Program under this Agreement covering the Collaboration Targets identified in Section 11.7(b). Upon such termination, subject to Section 11.8 hereof, with respect to such Collaboration Targets neither Party shall have any further rights or obligations under this Agreement, each Party shall retain all rights to its respective Know-How, Prior Inventions and Non-Collaboration Inventions covering only such Collaboration Targets and each Party shall be free to practice any Collaboration Invention and use any Joint-Know-How covering only such Collaboration Targets created by the Parties prior to such termination.

     11.8 Survival of Certain Obligations. Expiration or termination of the Agreement shall not relieve the Parties of any obligation accruing before such expiration or termination, and the provisions of Articles 9 and 12 and Sections 2.6, 4.3.3, 4.6.5, 4.6.6, 6.1.7(b),
            6.1.8(f-g), 7.4.3, 7.7, 7.8, 8.1, 8.3, 10.3(d-e), 11.4.2, 11.5.2,
            11.8, 13.4, 13.8, 13.9 and 13.11 shall survive the expiration of the Agreement. Any expiration or early termination of this Agreement shall be without prejudice to the rights of either Party against the other accrued or accruing under this Agreement

--------------------------------------------------------------------------------
June 26, 2003       Restated & Amended Collaboration Agreement           Page 81
            before termination, including, without limitation, the obligations to pay royalties and distribute Net Profits for Product(s) sold before such termination.

     11.9   Provision for Insolvency.

            11.9.1 Termination. This Agreement may be terminated by written notice by either Party at any time during the Term of this Agreement upon the declaration by a court of competent jurisdiction that the other Party is bankrupt and, pursuant to the U.S. Bankruptcy Code such other Party's assets are to be liquidated, the filing or institution of bankruptcy, liquidation or receivership proceedings (other than reorganization proceedings under Chapter 11 of the U.S. Bankruptcy Code), or upon an assignment of a substantial portion of the assets for the benefit of creditors by the other Party, or in the event a receiver or custodian is appointed for such Party's business, or if a substantial portion of such Party's business is subject to attachment or similar process; provided, however, that in the case of any involuntary bankruptcy proceeding such right to terminate shall only become effective if the proceeding is not dismissed within sixty (60) days after the filing thereof. To the extent permitted by applicable law, the effect of a termination under this section 11.9.1 shall be as described in Section 11.5.2, i.e., as if the Insolvent Party elected to Terminate for Convenience.

            11.9.2 Effect on Licenses. All rights and licenses granted under or pursuant to this Agreement by one Party to the other Party are, for all purposes of Section 365(n) of Title 11 of the United States Code ("Title 11"), licenses of rights to "intellectual property" as defined in Title 11. Each Party agrees that the other Party, as licensee of such rights under this Agreement shall retain and may fully exercise all of its rights and elections under Title 11. Each Party agrees during the Term of this Agreement to create and maintain current copies or, if not amenable to copying, detailed descriptions or other appropriate embodiments, to the extent feasible, of all such intellectual property. If a case is commenced by or against a Party under Title 11 (the "Title 11 Party"), such Party (in any capacity, including debtor-in-possession) and its successors and assigns (including, without limitation, a Title 11 Trustee) shall,

                   (a) as the other Party may elect in a written request, immediately upon such request:

                        (i) perform all of the obligations provided in this Agreement to be performed by the Title 11 Party including, where applicable and without limitation, providing to the other Party portions of such intellectual property (including embodiments thereof) held by the Title 11 Party and such successors and assigns or otherwise available to them; or

--------------------------------------------------------------------------------
June 26, 2003       Restated & Amended Collaboration Agreement           Page 82

                        (ii) provide to the other Party all such intellectual property (including all embodiments thereof) held by the Title 11 Party and such successors and assigns or otherwise available to them; and

                   (b) not interfere with the rights of the other Party under this Agreement, or any agreement supplemental hereto, to such intellectual property (including such embodiments), including any right to obtain such intellectual property (or such embodiments) from another entity.

            11.9.3 Rights to Intellectual Property. If a Title 11 case is commenced by or against the Title 11 Party, and this Agreement is rejected as provided in Title 11, and the other Party elects to retain its rights hereunder as provided in Title 11, then the Title 11 Party (in any capacity, including debtor-in-possession) and its successors and assigns (including, without limitation, a Title 11 Trustee) shall provide to the other Party all such intellectual property (including all embodiments thereof) held by the Title 11 Party and such successors and assigns, or otherwise available to them, immediately upon the other Party's written request. Whenever the Title 11 Party or any of its successors or assigns provides to the other Party any of the intellectual property licensed hereunder (or any embodiment thereof) pursuant to this Section 11.9, the other Party shall have the right to perform the obligations of the Title 11 Party hereunder with respect to such intellectual property, but neither such provision nor such performance by the other Party shall release the Title 11 Party from any such obligation or liability for failing to perform it.

            11.9.4 Additional Rights. All rights, powers and remedies of a Party provided herein are in addition to and not in substitution for any and all other rights, powers and remedies now or hereafter existing at law or in equity (including, without limitation, Title 11) in the event of the commencement of a Title 11 case by or against the Title 11 Party. A non-Title 11 Party, in addition to the rights, power and remedies expressly provided herein, shall be entitled to exercise all other such rights and powers and resort to all other such remedies as may now or hereafter exist at law or in equity (including, without limitation, Title 11) in such event. The Parties agree that they intend the foregoing rights to extend to the maximum extent permitted by law, including, without limitation, for purposes of Title 11:

                   (a) the right of access to any intellectual property (including all embodiments thereof) of the Title 11 Party, or any Third Party with whom the Title 11 Party contracts to perform an obligation of the Title 11 Party under this Agreement, and, in the case of the Third Party, which is necessary for the Development, registration,

--------------------------------------------------------------------------------
June 26, 2003       Restated & Amended Collaboration Agreement          Page 83
                        manufacture and Commercialization of licensed Compounds and/or licensed Products; and

                   (b) the right to contract directly with any Third Party described in 11.9.4(a) to complete the contracted work.


12.  INDEMNIFICATION AND INSURANCE.

     12.1 Indemnification by Wyeth. Wyeth will indemnify, defend and hold harmless ViroPharma, its Affiliates, and each of its and their respective employees, officers, directors and agents (each, a "ViroPharma Indemnified Party") from and against any and all liability, loss, damage, expense (including reasonable attorneys' fees and expenses) and cost (collectively, a "Liability") that the ViroPharma Indemnified Party may be required to pay to one or more Third Parties resulting from or arising out of:

            (a) any claims of any nature, other than claims by Third Parties relating to patent infringement, arising out of the conduct of the Research Program by, on behalf of, or under the authority of Wyeth (other than by ViroPharma);

            (b) any Wyeth representation or warranty set forth herein being untrue in any material respect when made;

            (c)    the Promotion of any Product by Wyeth in the world;

            (d) any claim of any nature, including any products liability claim, directly arising from the failure of a Product or its container to have been manufactured, processed, prepared, packed, or held in accordance with federal, state, and local laws and regulations, Regulatory Approvals, or Wyeth's representations or warranties hereunder; and/or

            (e) any claims of any nature to the effect that any Trademark selected by Wyeth in accordance with Section 8.3 and used by the Parties, their Affiliates, or their sublicensees in conjunction with the Promotion, marketing or sale of any Product pursuant to this Agreement infringes the rights of any Third Party;

            except in each case, to the extent caused by the negligence or willful misconduct of ViroPharma or any ViroPharma Indemnified Party. Notwithstanding the foregoing, Wyeth shall have no obligation to defend, indemnify or hold harmless any ViroPharma Indemnified Party from and

--------------------------------------------------------------------------------
June 26, 2003       Restated & Amended Collaboration Agreement           Page 84
            against any Liability arising out of or resulting from the infringement of a Third Party patent.

     12.2 Indemnification by ViroPharma. ViroPharma will indemnify, defend and hold harmless Wyeth, its Affiliates, sublicensees, distributors and each of its and their respective employees, officers, directors and agents (each, an "Wyeth Indemnified Party") from and against any and all Liabilities that the Wyeth Indemnified Party may be required to pay to one or more Third Parties arising out of:

            (a) any claims of any nature, other than claims by Third Parties relating to patent infringement, arising out of the conduct of the Research Program by, on behalf of, or under the authority of ViroPharma (other than by Wyeth);

            (b) any ViroPharma representation or warranty set forth herein being untrue in any material respect when made; and/or

            (c) the Promotion of any Product by ViroPharma in the Copromotion Territory;

            except in each case, to the extent caused by the negligence or willful misconduct of Wyeth or any Wyeth Indemnified Party. Notwithstanding the foregoing, ViroPharma shall have no obligation to defend, indemnify or hold harmless any Wyeth Indemnified Party from and against any Liability arising out of or resulting from the infringement of a Third Party patent.

     12.3 Procedure. Each Party will notify the other in the event it becomes aware of a claim for which indemnification may be sought hereunder. In case any proceeding (including any governmental investigation) shall be instituted involving any Party in respect of which indemnity may be sought pursuant to this Article 12, such Party (the "Indemnified Party") shall promptly notify the other Party (the "Indemnifying Party") in writing and the Indemnifying Party and Indemnified Party shall meet to discuss how to respond to any claims that are the subject matter of such proceeding. The Indemnifying Party, upon request of the Indemnified Party, shall retain counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party and shall pay the fees and expenses of such counsel related to such proceeding. In any such proceeding, the Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of the Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and

--------------------------------------------------------------------------------
June 26, 2003       Restated & Amended Collaboration Agreement           Page 85
            representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. All such fees and expenses shall be reimbursed as they are incurred. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify the Indemnified Party from and against any loss or liability by reason of such settlement or judgment. The Indemnifying Party shall not, without the written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which the Indemnified Party is, or arising out of the same set of facts could have been, a party and indemnity could have been sought hereunder by the Indemnified Party, unless such settlement includes an unconditional release of the Indemnified Party from all liability on claims that are the subject matter of such proceeding.

     12.4 Insurance. Each Party further agrees to use its Commercially Reasonable Efforts to obtain and maintain, during the term of this Agreement, Commercial General Liability Insurance, including Products Liability Insurance, with reputable and financially secure insurance carriers to cover its indemnification obligations under Sections 12.1 or 12.2, as applicable, or self-insurance, with limits of not less than five million dollars ($5,000,000.00) per occurrence and in the aggregate.


13.  MISCELLANEOUS.

     13.1 Assignment. Neither this Agreement nor any interest hereunder shall be assignable by either Party without the prior written consent of the other Party, except for assignment in connection with a Change of Control of a Party. This Agreement shall be binding upon the successors and permitted assigns of the Parties and the name of a Party appearing herein shall be deemed to include the names of such Party's successors and permitted assigns to the extent necessary to carry out the intent of this Agreement. Any assignment not in accordance with this Section 13.1 shall be void.

     13.2 Further Actions. Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of the Agreement.

     13.3 Force Majeure. Neither Party shall be liable to the other for delay or failure in the performance of the obligations on its part contained in this Agreement if and to the extent that such failure or delay is due to circumstances beyond its control which it could not have avoided by the exercise of reasonable diligence. It shall notify the other Party promptly

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June 26, 2003       Restated & Amended Collaboration Agreement           Page 86
            should such circumstances arise, giving an indication of the likely extent and duration thereof, and shall use all Commercially Reasonable Efforts to resume performance of its obligations as soon as practicable, provided, however, that neither Party shall be required to settle any labor dispute or disturbance. Actions taken by a Party to resume performance of its obligations with respect to Screening, Research and Development matters shall be taken in consultation with the JSC, and actions taken by a Party to resume performance of its Commercialization obligations in the Copromotion Territory shall be taken in consultation with the MSC.

     13.4   Correspondence and Notices.

            13.4.1 Ordinary Notices. Correspondence, reports, documentation, and any other communication in writing between the Parties in the course of ordinary implementation of this Agreement shall be delivered by hand, sent by facsimile transmission (receipt verified), or by airmail to the employee or representative of the other Party who is designated by such other Party to receive such written communication.

            13.4.2 Extraordinary Notices. Extraordinary notices and other communications hereunder (including, without limitation, any notice of force majeure, breach, termination, change of address, exercise of rights to negotiate additional agreements, etc.) shall be in writing and shall be deemed given if delivered personally or by facsimile transmission (receipt verified), mailed by registered or certified mail (return receipt requested), postage prepaid, or sent by nationally recognized express courier service, to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice, provided, however, that notices of a change of address shall be effective only upon receipt thereof):

                   All correspondence to Wyeth shall be addressed as follows:

                       Wyeth Pharmaceuticals
                       500 Arcola Road
                       Collegeville, Pennsylvania 19426
                       Attn: Senior Vice President, Global Business Development
                       Fax: (484) 865-6476

                            with a copy to:

                            Wyeth
                            5 Giralda Farms
                            Madison, New Jersey  07940
                            Attn: General Counsel

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June 26, 2003       Restated & Amended Collaboration Agreement           Page 87

                            Fax: (973) 660-7156

                   All correspondence to ViroPharma shall be addressed as follows:

                       ViroPharma Incorporated
                       405 Eagleview Boulevard
                       Exton, Pennsylvania 19341
                       Attn: Vice President, Business Development
                       Fax: (610) 458-7380

                            with a copy to:

                            ViroPharma Incorporated
                            405 Eagleview Boulevard
                            Exton, Pennsylvania  19341
                            Attn: General Counsel
                            Fax: (610) 458-7380

     13.5 Amendment. No amendment, modification or supplement of any provision of this Agreement shall be valid or effective unless made in writing and signed by a duly authorized officer of each Party.

     13.6 Waiver. No provision of the Agreement shall be waived by any act, omission or knowledge of a Party or its agents or employees except by an instrument in writing expressly waiving such provision and signed by a duly authorized officer of the waiving Party.

     13.7 Severability. If any clause or portion thereof in this Agreement is for any reason held to be invalid, illegal or unenforceable, the same shall not affect any other portion of this Agreement, as it is the intent of the Parties that this Agreement shall be construed in such fashion as to maintain its existence, validity and enforceability to the greatest extent possible. In any such event, this Agreement shall be construed as if such clause of portion thereof had never been contained in this Agreement, and there shall be deemed substituted therefor such provision as will most nearly carry out the intent of the Parties as expressed in this Agreement to the fullest extent permitted by applicable law unless doing so would have the effect of materially altering the right and obligations of the Parties in which event this Agreement shall terminate and all the rights and obligations granted to the Parties hereunder shall cease and be of no further force and effect.

     13.8 Descriptive Headings. The descriptive headings of this Agreement are for convenience only, and shall be of no force or effect in construing or interpreting any of the provisions of this Agreement.

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June 26, 2003       Restated & Amended Collaboration Agreement           Page 88

     13.9 Governing Law. This Agreement shall be governed by and interpreted in accordance with the substantive laws of the State of New Jersey, without regard to conflict of law principles thereof.

     13.10 Entire Agreement of the Parties. This Agreement constitutes and contains the complete, final and exclusive understanding and agreement of the Parties and cancels and supersedes any and all negotiations, correspondence, understandings and agreements prior to the Effective Date including, without limitation, the Prior Agreement, and including, in addition, the Letter from L. Patrick Gage, Ph.D., President, Wyeth Research, to Michel de Rosen, President and Chief Executive Officer, ViroPharma Incorporated (June 6, 2002, and countersigned by Michel de Rosen) whether oral or written, among the Parties respecting the subject matter hereof and thereof.

     13.11 Independent Contractors. Both Parties are independent contractors under this Agreement. Nothing herein contained shall be deemed to create an employment, agency, joint venture or partnership relationship between the Parties hereto or any of their agents or employees, or any other legal arrangement that would impose liability upon one Party for the act or failure to act of the other Party. Neither Party shall have any express or implied power to enter into any contracts or commitments or to incur any liabilities in the name of, or on behalf of, the other Party, or to bind the other Party in any respect whatsoever.

     13.12 Debarment. Each Party agrees that it will not use, in any capacity, in connection with any of its obligations to be performed under the Research Program any individual who has been debarred under the FD&C Act or the Generic Drug Enforcement Act.

     13.13 Counterparts. This Agreement may be executed in any number of counterparts, each of which need not contain the signature of more than one Party but all such counterparts taken together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, duly authorized representatives of the Parties have duly executed this Agreement to be effective as of the Effective Date.

   WYETH                                   VIROPHARMA INCORPORATED

   By /s/ Bernard J. Poussot               By /s/ Michel de Rosen
      --------------------------------        ----------------------------
   Name:  Bernard J. Poussot               Name:  Michel de Rosen
   Title: Executive Vice President         Title: President, CEO & Chairman

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June 26, 2003       Restated & Amended Collaboration Agreement           Page 89

                                   EXHIBIT 1.7

                               Wyeth PATENT RIGHTS

                                      NONE.

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June 26, 2003  Restated & Amended Collaboration Agreement - Exhibit 1.7   Page 1

                                  EXHIBIT 1.18

                         CLASS A PRODUCT CHEMICAL SERIES

******************                        **********

*******************************           ****************

*******************************           ****************

*******************************           ****************

*******************************           ****************

*******************************           ****************

*******************************           ****************

*******************************           ****************

*******************************           ****************

*******************************           ****************

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*******************************           ****************

*******************************           ****************

*******************************           ****************

*******************************           ****************

*******************************           ****************

*******************************           ****************

*******************************           ****************

*******************************           ****************

*******************************           ****************

*******************************           ****************

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June 26, 2003  Restated & Amended Collaboration Agreement - Exhibit 1.18  Page 1

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June 26, 2003  Restated & Amended Collaboration Agreement - Exhibit 1.18  Page 2

                                  EXHIBIT 1.23

                              COLLABORATION TARGETS

***********

***********

***********

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June 26, 2003  Restated & Amended Collaboration Agreement - Exhibit 1.23  Page 1

                                  EXHIBIT 1.50

                    ELEMENTS OF FULLY-ABSORBED STANDARD COSTS

The following expenses are included in Fully Absorbed Standard Costs for purposes of this Agreement:

1.   Direct Materials

     Materials used in the manufacturing process that are traced directly to the completed materials, Compound or Product, as applicable, and include:

     -  Inert raw materials or excipients
     -  Active substances/ingredients at market prices
     -  Packaging components such as bottles, caps, labels, etc.

2.   Direct Labor

     The cost of employees engaged in production activities which are directly identifiable with manufacturing the materials, Compound or Product, as applicable. Excludes supervision and production support activities such as inspection, plant and equipment maintenance labor, and material handling personnel. Direct Labor cost includes:

     - Base pay, overtime, vacation and holidays, illness, personal time with pay and shift differential.
     - Cost of employee fringe benefits such as health and life insurance, payroll taxes, welfare, pension and profit sharing.

3.   Allocated Costs

     Costs which are allocated to manufacturing the Ingredient based on standard direct labor hours of the manufacturing process. These allocated costs include:

     - Utilities - expenses incurred for fuel, electricity and water in providing power for production and other plant equipment

     - Maintenance and repairs - amount of expense incurred in-house or purchased to provide services for plant maintenance and repairs of facilities and equipment.

     - Depreciation - of plant and equipment utilizing the straight-line method of calculation.

     - Insurance - cost of comprehensive and other insurance necessary for the safeguard of manufacturing plant and equipment.

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June 26, 2003  Restated & Amended Collaboration Agreement - Exhibit 1.50  Page 1

     - Permits and Licenses - fees payable to governmental agencies or authorities to obtain or maintain permits or licenses that are necessary for the operation of facilities used to manufacture the materials, Compound or Product, as applicable.

     -  Costs of the following manufacturing services

                 (degree) Purchasing and Accounting
                 (degree) Production Scheduling
                 (degree) Inventory Management
                 (degree) Plant Materials Management
                 (degree) Supervision and Production Support

        Various bases may be used for allocating these costs to manufacturing operating departments including headcount, square feet, metered utilities use, estimated services rendered, EDP computer hours, etc.

4. Testing Costs - direct labor costs for Quality Assurance ("QA") testing and approving materials used in manufacturing and completed manufacturing batches and finished Products. This includes all manufacturing in-process testing and testing of finished materials. Excluded costs are QA costs related to research and development, stability testing, etc.

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June 26, 2003  Restated & Amended Collaboration Agreement - Exhibit 1.50  Page 2

                                  EXHIBIT 1.114

                            VIROPHARMA PATENT RIGHTS

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===============================================================================


___________________________________________

***************************************************

***************************************************

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June 26, 2003 Restated & Amended Collaboration Agreement - Exhibit 1.113  Page 1

***************************************************

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June 26, 2003  Restated & Amended Collaboration Agreement - Exhibit 1.113 Page 2

                            EXHIBIT 4.6.5(b)(ii-iii)

              SAMPLE CALCULATION OF CERTAIN RECONCILIATION AMOUNTS

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June 26, 2003 Restated & Amended Collaboration Agreement-Exhibit
                                                         4.6.5(b)(ii-iii) Page 1

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                                   EXHIBIT 5.4

                       ADVERSE EVENT REPORTING PROCEDURES

     The Parties hereby agree that the following terms will govern disclosures of each Party to the other with respect to adverse event reporting relating to any Development Candidate or Product as clinically tested or marketed by or on behalf of either Party.

1.   Definitions.

     1.1 Adverse Experience or Event (AE): An AE is defined by Wyeth as any untoward, undesired, or unplanned event in the form of signs, symptoms, disease, or laboratory or physiological observations occurring in a human being in a temporal relationship to use of an Wyeth product regardless of causal relationship. This includes:

           . any clinically significant worsening of a pre-existing condition;

           . an AE occurring from overdose (i.e., a dose higher than that prescribed by a health care professional for clinical reasons) of an Wyeth product, whether accidental or intentional;

           . an AE occurring from abuse (i.e., use for non-clinical reasons) of an Wyeth product;

           . an AE that has been associated with the discontinuation of the use of an Wyeth product;

           . any failure of expected pharmacological action (for spontaneous reports).

           If there is any doubt whether the information constitutes an AE, the information will be treated as an AE.

     1.2 Serious AE: A serious AE is defined by Wyeth as an AE occurring at any dose that: results in death; is life-threatening (see below); requires inpatient hospitalization or prolongation of an existing hospitalization; results in a persistent or significant disability or incapacity (see below); results in cancer; results in a congenital anomaly or birth defect. Additionally, important medical events that may not result in death, be life-threatening, or require hospitalization may be considered a serious AE when, based upon appropriate medical judgment, they may jeopardize the patient or subject and may require medical or surgical intervention to prevent one of the outcomes listed in this definition. Examples of such medical events include allergic bronchospasm requiring intensive treatment in an emergency room or at home; blood dyscrasias or convulsions that do not result in hospitalization; or the development of drug dependency or abuse.

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June 26, 2003  Restated & Amended Collaboration Agreement - Exhibit 5.4   Page 1

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          1.2.1  Life-threatening refers to immediate risk of death as the event occurred. A life-threatening experience does not include an experience that, had it occurred in a more severe form, might have caused death but as it actually occurred did not create an immediate risk of death. For example, hepatitis that resolved without evidence of hepatic failure would not be considered life-threatening even though hepatitis of a more severe nature can be fatal. Similarly, an allergic reaction resulting in angioedema of the face would not be life-threatening, even though angioedema of the larynx, allergic bronchospasm, or anaphylaxis can be fatal.

          1.2.2 Disability is defined as a substantial disruption in a person's ability to conduct normal life functions.

          1.2.3 For studies, all pregnancies and all overdoses will be reported to GSSE in the same time frame as serious AEs.

          1.2.4 A serious AE obtained from tests in laboratory animals includes any experience suggesting a significant risk for human subjects, including any findings of mutagenicity, teratogenicity, or carcinogenicity.

          1.2.5 If there is any doubt whether the information constitutes a serious AE, the information will be treated as a serious AE.

     1.3 Non-Serious AE: is any AE which does not meet the criteria for a serious AE.

     1.4 Unexpected AE: An unexpected AE is one that is not listed in the current product labeling. The current product labeling is either the package insert (for marketed Wyeth products) or the current investigator's brochure (for investigational Wyeth products). An unexpected AE includes any event that may be symptomatically and pathophysiologically related to an event listed in the labeling, but differs from the labeled event because of greater severity or specificity. For example, hepatic necrosis would be unexpected (by virtue of greater severity) if the product labeling referred only to elevated hepatic enzymes or hepatitis. Similarly, cerebral thromboembolism and cerebral vasculitis would be unexpected (by virtue of greater specificity) if the labeling only listed cerebral vascular accidents.

     1.5 Product (Drug, Vaccine, Biological, Device)-Related: For the purposes of regulatory reporting for investigational products, an AE will be considered "product-related" (i.e., drug-related, vaccine-related, etc.) for studies if either the investigator, the Medical Monitor, the CR&D Clinical Project Team Medical Monitor (or designee), or the Local Monitor (if applicable) assesses the AE(s) as possibly, probably, or definitely related.

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June 26, 2003  Restated & Amended Collaboration Agreement - Exhibit 5.4   Page 2

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               1.   An AE will be considered "not product-related" for studies if the investigator and the medical monitor(s) and the local monitor (if applicable) assess the AE(s) as probably not related or definitely not related, or "relationship remote."

               2. Whenever the investigator's or monitor's assessment is unknown or unclear, the AE(s) will be treated as product-related for the purposes of reporting to regulatory authorities.

     1.6 Protocol-Related: AEs from studies that are not product-related may nevertheless be considered by the investigator or the medical monitor(s) or the local monitor (if applicable) to be protocol-related. For purposes of reporting to GSSE and regulatory authorities, these will be reported in the same manner as product-related events.

     1.7  NDA Holder is defined as: An "Applicant" as defined in 21 C.F.R.
          Section 314.3(b), for regulatory approval of a Product in any regulatory jurisdiction, including a holder of a foreign equivalent thereto.

     1.8 IND Holder is defined as: A "Sponsor" as defined in 21 C.F.R. Section 312.3(b) of an investigational new drug in any regulatory jurisdiction, including a holder of a foreign equivalent thereto.

     1.9 Capitalized terms not defined in this Exhibit shall have the meaning assigned thereto in the Agreement.

2. With respect to any Development Candidate or Product, the Parties agree as follows:

     a. All initial reports and any follow-up information (oral or written) for any and all Serious AEs as defined above, (other than with respect to animal studies) which become known to either Party (other than from disclosure by or on behalf of the other Party) must be communicated by telephone, telefax or electronically directly to the other Party and/or the NDA Holder, IND Holder (individually and collectively referred to as "Holders") within forty-eight hours of receipt of the information. Written confirmation of the Serious AE received by such Party should be sent to the other Party and/or the Holders as soon as it becomes available, but in any event within forty-eight hours of initial report of the Serious AE by such Party.

     b. Both Parties shall exchange Medwatch and/or CIOMs forms and other health authority reports within forty-eight hours of submission to any Regulatory Authority.

     c. All initial reports and follow-up information received for all Non-Serious AEs for marketed Product which become known to a Party (other than from disclosure by or on behalf of the other Party) must be communicated in writing, by telefax or

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June 26, 2003   Restated & Amended Collaboration Agreement-Exhibit 5.4   Page 3

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          electronically to the other Party within ten days, on Medwatch or
          CIOMs forms (where possible).

     d. Each Party shall coordinate and cooperate with the other whenever practicable to prepare a single written report regarding all Serious and/or Non-Serious AEs, provided, however, that neither Party shall be obligated to delay reporting of any AE in violation of applicable law or regulations regarding the reporting of AEs.

3.   The Parties further agree that:

     a. A written report be forwarded to the other Party within forty-eight hours of receipt by the Party making the report, for AEs for animal studies which suggest a potential significant risk for humans;

     b. Each Party will give the other Party a report via a print-out or computer disk of all AEs reported to it and its Affiliates relating to any Development Candidate or Product within the last year, within thirty days of receipt of a request from the other Party but not more often than four times a year;

     c. If either Party wishes access to AE Reports of the other Party relating to a Development Candidate or Product, upon request of that Party, the other Party shall make available its AE records relating to the Product or Substance (including computer disks) for viewing and copying by the other Party. The Parties may discuss the transfer of AE Reports by computer disk.

     d. Disclosure of information hereunder by a Party to the other Party shall continue as long as either Party and/or its Affiliates or designees continue to clinically test or market a Development Candidate or Product.

4. Each Party shall diligently undertake the following further obligations where both Parties are or will be commercializing the Development Candidate or Product pursuant to the Agreement and/or performing clinical trials with respect to the Development Candidate or Product:

     a. Upon the Effective Date, each Party shall identify individuals who shall be responsible for identifying all AE reporting requirements in all countries of the world as set forth in the Agreement, and any amendments thereto;

     b. To immediately consult with the other Party, with respect to the investigation and handling of any Serious AE disclosed to it by the other Party or by a third Party and to allow the other Party to review the Serious AE and to participate in the follow-up investigation;

     c. To immediately advise the other Party of any Development Candidate and/or Product safety communication received from a health authority and consult with the other Party with respect to any Product and/or Substance warning, labeling change

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June 26, 2003   Restated & Amended Collaboration Agreement-Exhibit 5.4   Page 4

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          or change to an investigators' brochure involving safety issues proposed by the other Party, including, but not limited to the safety issues agreed to by the Parties;

     d. To diligently handle in a timely manner the follow-up investigation and resolution of each AE reported to it;

     e. To provide the other Party mutually agreed upon audit rights of its AE reporting system and documentation, upon prior notice, during normal business hours, at the expense of the auditing Party and under the confidentiality obligations set forth in the Agreement;

     f. To meet in a timely fashion from time to time as may be reasonably required to implement the adverse event reporting and consultation procedures described in this Exhibit 5.4, including identification of those individuals in each Party's Drug Safety group who will be responsible for reporting to and receiving AE information from the other Party, and the development of a written standard operating procedure with respect to adverse event reporting responsibilities, including reporting responsibilities to investigators;

     g.   Where possible, to transmit all data electronically;

     h. to report to each other any addenda, revisions or changes to the Agreement (e.g., change in territories, local regulations, addition of new licensors/licensees to the Agreement, etc.) which might alter the adverse event reporting responsibilities hereunder;

     i. to utilize English as the language of communication and data exchange between the Parties;

     j. to develop a system of exchange of documents and information if the Agreement involves more than two Parties;

     k.   to work together to develop an electronic system to transmit AE data.

5. The Parties may meet after the Effective Date of the Agreement to establish a separate agreement for adverse event exchange which will supersede this
     Exhibit 5.4.

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June 26, 2003   Restated & Amended Collaboration Agreement-Exhibit 5.4   Page 5

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                                   EXHIBIT 7.3

                            STOCK PURCHASE AGREEMENT

                                  See attached.

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June 26, 2003    Restated & Amended Collaboration Agreement-Exhibit 7.3  Page 1

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                                  EXHIBIT 7.4.1

                   SAMPLE CALCULATION OF ROYALTY DISTRIBUTIONS

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June 26, 2003  Restated & Amended Collaboration Agreement-Exhibit 7.4.1  Page 1

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                                  EXHIBIT 7.5.3

                 SAMPLE CALCULATIONS OF NET PROFIT DISTRIBUTIONS

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June 26, 2003  Restated & Amended Collaboration Agreement-Exhibit 7.5.3  Page 1

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June 26, 2003  Restated & Amended Collaboration Agreement-Exhibit 7.5.3  Page 2

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                                 EXHIBIT 10.2(a)

                    THIRD PARTY RIGHTS, TITLE OR INTEREST IN
                        VIROPHARMA INTELLECTUAL PROPERTY

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June 26, 2003 Restated & Amended Collaboration Agreement-Exhibit 10.2(a)  Page 1

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                                 EXHIBIT 10.2(b)

                              THIRD PARTY CLAIMS ON
                      VIROPHARMA PATENT RIGHTS AND KNOW-HOW

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June 26, 2003 Restated & Amended Collaboration Agreement-Exhibit 10.2(b)  Page 1

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                                 EXHIBIT 10.2(c)

                   VIROPHARMA INTELLECTUAL PROPERTY SUBJECT TO
                          GOVERNMENT FUNDING AGREEMENTS

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June 26, 2003  Restated & Amended Collaboration Agreement-Exhibit 10.2(c) Page 1

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                                 EXHIBIT 10.3(a)

                              THIRD PARTY CLAIMS ON
                        Wyeth PATENT RIGHTS AND KNOW-HOW

                                      None.

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June 26, 2003  Restated & Amended Collaboration Agreement-Exhibit 10.3(a) Page 1